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Air Products and Chemicals, Inc.

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MANTLE RIDGE LP

EAGLE FUND A1 LTD

EAGLE ADVISOR LLC

PAUL HILAL

ANDREW EVANS

TRACY MCKIBBEN

DENNIS REILLEY

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On December 16, 2024, Mantle Ridge LP, which, together with its affiliates (collectively, “Mantle Ridge”), beneficially owns approximately $1.3 billion of the outstanding common shares of Air Products and Chemicals, Inc. (NYSE: APD) (“Air Products” or the “Company”), uploaded the following presentation to its website, www.RefreshingAirProducts.com:

December 2024

Disclaimer 1 The information contained herein is provided for discussion and general informational purposes only and does not constitute an offering or the solicitation of the offer to purchase an interest in any investment. The views expressed herein are those of Mantle Ridge LP and its affiliates (collectively, “Mantle Ridge”) and are based on or derived from Mantle Ridge’s independent research and analysis and publicly available information. Certain financial information and data used herein have been obtained or derived from filings made with the U.S. Securities and Exchange Commission (“SEC”) by Air Products and Chemicals, Inc., a Delaware corporation (the “Company”), and other public sources. Except as may be expressly set forth herein, Mantle Ridge has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties, nor has it paid for any such statements or information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The materials in this presentation have not been prepared or endorsed by the Company and may not be attributed to the Company in any way. No warranty is made as to the accuracy of the data or information obtained or derived from filings made with the SEC by the Company or from any third party source. Facts have been obtained from sources considered reliable but are not guaranteed. Mantle Ridge recognizes that there may be confidential or otherwise non-public information with respect to the Company that could alter its opinions were such information known. This presentation does not purport to contain all of the information that may be relevant to an evaluation of the Company, the Company’s securities, or the matters described herein. The information expressed herein is unaudited, reflects the judgment of Mantle Ridge only through the date of this presentation, and is subject to change at any time. Mantle Ridge disclaims any obligation to correct, update or revise this presentation or to otherwise provide any additional materials to any recipient of this presentation. All registered or unregistered service marks, trademarks, and trade names referred to in this presentation are the property of their respective owners, and Mantle Ridge’s use herein does not imply an affiliation with, or endorsement by, the owners of such service marks, trademarks and trade names.

2 Disclaimer (continued) CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Mantle Ridge or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Mantle Ridge that the future plans, estimates or expectations contemplated will ever be achieved. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. This presentation does not recommend the purchase or sale of any security, and should not be construed as legal, tax, investment or financial advice, and the information contained in this presentation should not be taken as advice on the merits of any investment decision. CERTAIN INFORMATION CONCERNING THE PARTICIPANTS Mantle Ridge LP and the other Participants (as defined below) have filed a definitive proxy statement (the “Definitive Proxy Statement”) and accompanying BLUE universal proxy card or voting instruction form with the SEC to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2025 annual meeting of stockholders of the Company (the “2025 Annual Meeting”). Shortly after filing the Definitive Proxy Statement with the SEC, Mantle Ridge LP furnished the Definitive Proxy Statement and accompanying BLUE universal proxy card or voting instruction form to some or all of the stockholders entitled to vote at the 2025 Annual Meeting. The participants in the proxy solicitation are Mantle Ridge LP, Eagle Fund A1 Ltd, Eagle Advisor LLC, Paul Hilal (all of the foregoing persons, collectively, the “Mantle Ridge Parties”), Andrew Evans, Tracy McKibben and Dennis Reilley (such individuals, collectively with the Mantle Ridge Parties, the “Participants”). IMPORTANT INFORMATION AND WHERE TO FIND IT MANTLE RIDGE LP STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY MANTLE RIDGE LP WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005. STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208. Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.

3 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Mantle Ridge is a top ten shareholder of Air Products, holding approximately $1.3 billion worth of common shares Eleven years ago, at a predecessor firm we played a leading role in helping the Air Products Board effect board change and a leadership transition; this enabled a streamlining of the Company that multiplied its value We are a long-term, aligned owner and steward o Our mission is to help companies most effectively create durable value for shareholders and other stakeholders o We accept no transaction or advisory fees; our incentives are aligned with share appreciation We partner with boards to craft solutions that work o Introductory meetings with entire board, then 2-4 months of iterative discussions o Our collaborative process has consistently succeeded We have a permanent ownership mentality o Our interest is held in a vehicle formed exclusively to help Air Products, and funded by long-term capital o Indefinite vehicle life structure allows the General Partner (GP) to maintain its equity interest -- the shares it purchased and the shares received as compensation from its investors -- indefinitely The power of our long-term alignment cannot be overstated 4 Mantle Ridge is a Long-Term, Aligned Owner and Steward “Mantle Ridge is very selective with its investments and while many activists look for three to four good ideas a year, Mantle Ridge looks for one good idea every three to four years. Hilal’s approach has generally been to constructively engage with the company, amicably get the required level of board representation for the given situation, bring in the right senior management team and then decide how to best optimize the portfolio of assets.” - 13D Monitor, Nov. 2021

Entrenched Status Quo Refreshed Board & New Leadership Board Governance & CEO Leadership Board has failed broadly in its duties, including composition, succession, capital allocation, and others Stewardship of a strong, healthy, reconstituted Board to deliver on key duties to shareholders Decade-long lack of credible succession plan for entrenched 80-year-old Chairman & CEO who refuses to retire “Dream Team” with best-in-class record in this unique industry Entrenched Chairman & CEO has overwhelmed Board and governance safeguards; hollowed out management Robust management team; develop, empower, and elevate internal team, build culture of excellence Transparency & Accountability Performance overstated, with misleading claims and obfuscations on financial performance and projects Restore transparency, including on large capital projects; accurate benchmarking of financial performance Entrenched Board inclined to accept pivot in attempt to remedy litany of mistakes (strategy, projects, succession) Restore accountability; lead with judgment and expertise to avoid mistakes, drive value 5 Board Reset and New Leadership is Necessary; Can Enable Air Products to Go from Worst to First…

Entrenched Status Quo Refreshed Board & New Leadership Operational and Financial Performance Undisciplined capital allocation, pursuing high-risk, low-return non-core projects Restore capital allocation discipline, pursuing projects consistent with the core (including clean hydrogen, structured correctly) Industry-worst return on capital due to mediocre returns on substantial capex spend High return on capital, with capital discipline supported by skillful underwriting and execution Poor operating performance vs. peers driven by excess costs from projects outside core and lesser productivity Operational efficiency through reduction in excess costs and core business productivity Various projects poorly underwritten and executed, now claiming to pivot to clean up in reaction to shareholder pressure Challenged projects should be objectively derisked and optimized, with expertise, transparency, and for maximum value Valuation and Shareholder Returns Industry-worst five-year TSR (50% vs. 93-171% for peers and 111%for S&P 500) Change agents have record of best-in-class total shareholder returns, with opportunity to deliver material upside Valuation multiple (P/E) downside (-20%) potential, reflecting reversion to wider discount to peer Valuation multiple (P/E) upside (+15-20%), on top of share price increase post-activism, to best-in-class Significant value destruction likely to persist, shares may revert to ~$245 based on average discount over past year Substantial value creation, with shares worth ~$425 (present value), with durable, low-risk, long-term compounding 6 …Instilling Best-in-Class Capital and Operating Discipline, Driving Substantial Shareholder Value

Best-in-class record on areas of current need: Transparency, integrity and accountability, proper benchmarking Developed best team in industry Disciplined capital allocation Operational efficiency and excellence Industry-best execution Optimizes for shareholder value The Central Question for Shareholders: For the Decade Ahead, Do We Want More of the Same, or Best-in-Class Performance? 7 Perpetuate status quo by adding unnamed subordinate with President or CEO title Incumbent Proposal: Incumbent Chair & CEO & Potential Transition to Unidentified Industry-Outsider Successor Upgrade to best-in-class performance New Leadership Proposal: Dennis Reilley (in capacity chosen by Board) & Eduardo Menezes (CEO, if chosen by Board) OR Incumbent’s record on areas of current need: Misleading disclosures, overstating performance No team development Value-destructive capital allocation Inadequate efficiency Poor execution Optimizes for perpetuating control

21x 28x 25x 15x 17x 19x 21x 23x 25x 27x 29x 31x 33x Oct-19 Feb-20 Jun-20 Oct-20 Feb-21 Jun-21 Oct-21 Feb-22 Jun-22 Oct-22 Feb-23 Jun-23 Oct-23 Feb-24 Jun-24 Oct-24 APD LIN AI 8 TSR Underperformance and Valuation Discount Due to Misguided Capital Allocation, Incompatible With Industrial Gas Principles Significant five-year TSR underperformance vs. peers and the S&P 5001 APD’s P/E multiple2 has compressed meaningfully, with ~36% avg. upside to Linde over last year “APD’s willingness to commit substantial capital to drive growth, through complex megaprojects…has added risks and costs as well as stretching APD’s balance sheet… As stocks, the gas majors are prized above all else for their dependability.” - Bernstein, 7/1/2024 APD’s five-year TSR is roughly half of Air Liquide’s and the S&P 500’s, and less than one-third of Linde’s Prior to MR’s surfacing, APD traded at 21x P/E vs. Linde and Air Liquide at 28x and 25x, respectively. Discount over the last year has been historically wide, driven by APD’s large, high-risk non-core projects (1) Source: Bloomberg as of unaffected date, 10/4/2024,, prior to Mantle Ridge’s surfacing. Returns in USD, assumes dividends are reinvested. (2) Source: Bloomberg. Represents one-year forward consensus P/E multiple. 50% 171% 93% 111% (20%) 5% 30% 55% 80% 105% 130% 155% 180% Oct-19 Feb-20 Jun-20 Oct-20 Feb-21 Jun-21 Oct-21 Feb-22 Jun-22 Oct-22 Feb-23 Jun-23 Oct-23 Feb-24 Jun-24 Oct-24 APD LIN AI S&P 500 Worst TSR Lowest Multiple

CEO's Claims on Succession, Performance, and Capital Allocation Do Not Align With Track Record and Raise Questions for Shareholders

Claims	Actual Track Record	Questions Raised for Shareholders
"Succession" *"The Company is on track to announce the President and related timelines for CEO succession no later than March 31, 2025"[1]*	× **No true "succession" in sight** × **Age:** 80-year-old CEO (2nd oldest in S&P 500) × **History:** decade with no credible succession × **Lack of Bench:** several prior candidates have left × **Entrenchment**: "I'm going to stay as long as I possibly can"[2]	? Control perpetuation ≠ CEO succession ? Why are they not naming a successor or a timeline until after the annual meeting? ? Will the CEO turn over the reins or stay as Chairman? ? Will a hand-picked successor continue the misguided capital allocation and strategy? ? **Why disqualify superb executive Mr. Menezes as successor?**
Performance "Most Profitable" "+2,000bps margin" "10% EPS CAGR"	× **Below-Peer Profitability:** EBITDA and EBIT Margins trail Linde, ROIC is industry-worst[3] × **Misleading Margin Calculation:** margin increase is roughly half of claim when appropriately measured × **Misleading Growth Calculation**: not 10%, rather 8% EPS CAGR → 50% cumulative difference in earnings growth	? How can the Company be "well operated" with industry-worst ROIC and margins that trail Linde? ? Do the Board and CEO understand the misrepresentations of performance? ? **Isn't it obvious new leadership from best-in-class peer will drive performance improvements?**
Capital Allocation "Projects will be high-return"	× **Higher Risk:** billions deployed into higher risk projects with commodity exposure, regulatory risk, execution risk, *etc.* × **Lower Returns:** estimated return on '20-'24 growth capex onstream is *just 8%[4], below* APD's 10% hurdle; cited returns often overstated by failing to adjust for leverage or time value × **Reduced Transparency:** lack of disclosure on projects; statements obfuscate record	? How can the CEO become a good capital allocator? ? Can the CEO objectively evaluate and optimize existing projects? ? Does the lack of transparency suggest projects will not live up to stated goals or execution missteps will persist? ? **Who better to restore capital allocation discipline than the "architect" of the industrial gas business model?**

(1) *Source: APD Letter to Shareholders, 12/4/2024.*
(2) *Source: Conference call transcript: APD CEO, 5/27/2020.*
(3) *EBITDA excluding JV income, which is included in APD's Adjusted EBITDA margin with no corresponding revenue.*
(4) *MR analysis, see slide 42.*

MANTLE RIDGE

9

Board Allowed Chairman & CEO to Undermine Succession for a Decade

[red box] = Indicates Past Potential Successors

2014 — Seifi Ghasemi Named Chairman & CEO
CEO Age: 70
Tenure: 0 years

2018 — [red box] Corning Painter leaves APD and is named CEO of Orion
CEO Age: 74
Tenure: 4 years

*"**I'm not going anywhere**. And the announcement about the COO is no indication that I'm retiring and we are trying to line up somebody for succession or anything like that…**I'm going to stay as long as I possibly can**."*
- APD CEO, 5/27/2020

2020 — [red box] Marie Ffolkes leaves APD and is named CEO of TriMark USA
CEO Age: 76
Tenure: 6 years

*"**As long as I'm vertical, I'm going to be Chairman of Air Products, and I mean that.**"*
- APD CEO, 6/9/2020

*"[Management Board] will **help Seifi guide the Company over the next decade.**"*

*"…with the **demand that investors have**…Seifi said I'm looking to bring someone externally."*

*"…She or he will have to play a **supporting role to Seifi for a couple of years** because he again articulated that **he's not going any place**. He wants to see the strategy through. So, someone that's **supportive of the strategy and supportive of being a second in command for a couple of years.**"*
- VP of IR, 9/4/2024

2024
- [red box] Samir Serhan leaves APD
- Formed Snr Management Board – 11 Direct Reports to CEO
- Announced Search for President as Potential Successor

CEO Age: 80
Tenure: 10 years

*"**… as I have articulated that many times, I fully intend to continue leading Air Products**, ensuring that our growth strategy is fully implemented, our mega projects are built, and we are serving our customers with low carbon and zero carbon hydrogen."*
- APD CEO, 8/1/2024

APD's CEO has told many stakeholders (board, employees, shareholders, analysts) that he has no intention of leaving:

*"At the end of the day I mean, he told us that he **wants to work until he is, like, 100 years old**."*
- Former APD Dir. of BD, expert network call, 6/27/2022

*"He's made it **very clear that he's not going to retire** from Air Products. **He's going to leave in a box, those are his words not mine.**"*
- Former APD SVP, expert network call, 12/18/2023

Source: Company public filings, conference call transcripts, transcribed expert network calls.

MANTLE RIDGE
10

24% 29% 0% 10% 20% 30% 40% APD LIN 15% 29% 0% 10% 20% 30% 40% APD LIN 11 (1) MR Adj. ROIC excluding Construction in Progress (CIP). EBIT Margin (’24) ~440bps gap ROIC ex. CIP1 (’24) ~1,440bps gap APD Stated EPS CAGR (’14-’25) Cumulative (’14-’25) (see slide 62) APD’s Claim ≠ Reality Metrics Tell the Real Story “Most profitable industrial gas company in the world” Margins meaningfully trail Linde; ROIC is worst in industry (see slide 64) “~2,000bps of margin expansion since 2014” Margins expanded roughly half this level (see slide 66) “~10% EPS CAGR” from 2014-2025 ~8% EPS CAGR (~50% Cumulative Delta) Properly Measured Margin Expansion Increasing contr. from JV Income with no corresponding revenue 190% 140% 0% 100% 200% APD Stated Properly Measured 10% 8% 0% 6% 12% APD Stated Properly Measured 1,900 (390) (390) 1,120 (280) 840 Adj. EBITDA Q214 v. Q424 Using Fiscal Year Excl. Growing JV Income EBITDA Margin Excl. Increased D&A EBIT Margin CEO Has Overstated and Misrepresented His Performance (bps) (bps)

24% 29% 20% 0% 10% 20% 30% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 APD LIN AI PX 43% 13% 13% 0% 15% 30% 45% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 APD LIN AI PX 19% 15% 0% 5% 10% 15% 20% 2019 2020 2021 2022 2023 2024 APD 15% 29% 22% 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 2023 2024 APD LIN AI 12 Air Products’ Margins Significantly Trail Linde’s and ROIC is Industry Worst EBIT margin depressed due to excess costs tied to non-core activities; meaningfully trails Linde Capex/Sales ballooning, due to risky investments; meaningfully above peers APD’s margin trails Linde’s by ~450bps. MR est. ~250bps headwind from excess costs tied to strategy pivot, depressing core business margins Capex spending materially diverged from history and peers after 2018 pivot to “deploy capital” into lower quality gasification and high-risk, speculative projects ROIC1 has declined, driven by capex with estimated unlevered returns below target ROIC1 is industry-worst, roughly half of Linde’s and far below Air Liquide (1) MR Adj. ROIC excluding Construction in Progress (CIP). See slide 136. (2) MR estimate of return on growth capex onstream since 2019. See slide 137. APD’s ROIC decline driven by an estimated return of just ~8% on $14bn of capex onstream since 2019, below APD’s stated 10% hurdle2 Note: ROIC excludes Construction in Progress (capital invested that has not yet come onstream) Non-core projects have materially diluted APD’s ROIC relative to industry peers

Source: APD “Create Shareholder Value” presentation, 11/12/2014. Note: APD’s “Adjusted EBITDA” margin includes a 540bps tailwind from JV income with no corresponding revenue. EBITDA margin excluding JV income is below Linde. APD’s Assertion that it is “Most Profitable” in the Industry is Highly Misleading, and Conflicts with CEO’s Prior Framework 13 “And then with respect to most profitable, we mean that we want to be the most profitable as measured by all 3 elements: EBITDA as a percentage of sales, operating profit as a percentage of sales and return on capital. We are not there right now, but that is our goal to get there as soon as we possibly can.” – APD CEO, 12/2/2014 From APD’s “Create Shareholder Value Presentation” – November 2014: Shortly after his hiring in 2014, APD’s CEO announced a goal to make APD the most profitable industrial gas company in the world. Success against this goal was clearly defined in its materials as achieving best-in-class EBITDA margin, EBIT margin and ROIC. With EBIT margin and ROIC deficits widening, the CEO’s original framework has disappeared, yet APD has still declared victory based on its overstated “Adjusted EBITDA” margin

Management has Obfuscated Risk and Returns of Key Large Projects

APD's Claim	≠ Reality	⇒ A Closer Look is Warranted
"High Return" *Case Study: NEOM 20% return in preliminary proxy, later withdrawn*	**Returns are much lower when unlevered and reflecting the time value of money** *(see slide 71)*	**NEOM: returns disclosure pulled, appears to be levered and not time value adjusted**
"First Mover Advantage" *Case Study: Louisiana onstream after Linde/OCI*	**Expansive scope resulted in project delays and loss of "first mover" position** *(see slide 70)*	**Louisiana: Onstream ~2 years after Linde/OCI**
Transparent Disclosure *Case Study: World Energy described as "attractive returns secured" with a strong customer*	**Lack of disclosure; statements obfuscate record** *(see slide 56)* ***Was this loan provided to prevent customer distress from becoming apparent to APD shareholders?***	**World Energy: "Throwing Good Money After Bad"**

NEOM: returns disclosure pulled, appears to be levered and not time value adjusted



Note: illustrative as minimal disclosure provided. If suggested 20% is a levered run-rate return, unlevered return may be below 10% hurdle
25%
20%
15%
10%
5%
0%
20%
APD Suggested?
10%
9%
8%
"Run-Rate, Cash-on-Cash" Return
Unlevered IRR
UIRR w/ 4-Yr Build
UIRR w/ 4-Yr Build + 3-Yr Offtake Gap

Louisiana: Onstream ~2 years after Linde/OCI



~2 Year Delay
Announced: 2021
Original 2026
Onstream: 2028
Announced: 2023
Onstream: 2026

World Energy: "Throwing Good Money After Bad"



World Energy Update
Attractive returns secured by new agreements

The Company did not highlight a <u>$270mm loan made to its challenged customer</u> to take out existing debt. The <u>customer defaulted</u> on the loan within months. These facts were <u>only clearly revealed in a lawsuit</u>. The <u>CEO then obfuscated</u> when asked about it

Sources: Company public filings, conference call transcripts, APD Preliminary Proxy Statement, and Complaint filed in Air Products and Chemicals, Inc. v. John Carter Risley.

MANTLE RIDGE
14

Recent claims of pivots to address issues following external pressure: Board “refresh”: proposed “refreshment” exacerbates entrenchment problem and its consequences “Succession”: proposed “succession” is merely a perpetuation of the status quo Compensation changes: belated, vague, deferred implementation of ROIC metric Derisking of outstanding projects (World Energy, NEOM, Louisiana Blue) Pausing or cancelling ill-conceived projects: confirms unsuitability (e.g., World Energy) Claims to limit future risky capital allocation decisions (e.g., without offtake) o CEO’s judgment and execution have proven too often miscalibrated and value-destructive 15 Reactively Promised “Cures” in Fact Strengthen and Further Entrench the Root Cause, Exacerbating Our Problem “Refreshing” and “Succession” are in reality “Tightening and Perpetuation” of Control Those responsible for problems are least able to fix them and are optimizing for perpetuation over value maximization Recent actions or promises to address these issues are just admissions of prior missteps and misjudgments If these are the right actions now, why weren’t they done this way initially? These pivots come after years of resistance and only when facing accountability Poor track record on these issues is long and clear Why should shareholders trust that promises will become reality, and that additional mistakes won’t be made? Air Products’ Board and CEO, after many years of resistance and a poor record, are now claiming that they will attempt to clean up prior mistakes

16 The Board Has Failed Broadly Across Key Responsibilities Path Forward: Under the stewardship of a strong, healthy, reconstituted Board, Air Products stands to create enormous shareholder value Reset Board will restore balance and independence, implement best-in-class governance practices Managing its Own Composition, Structure, Processes, and Culture Succession Planning Executive / Management Development Executive Compensation Overseeing Strategy Overseeing Capital Allocation and Capital Return Policy Defending the Balance Sheet Shareholder Engagement Countenancing Mischaracterizations

Governance Safeguards Have Been Eroded, Further Entrenching Chairman & CEO

- Combined role of Chairman and CEO
  - Consolidates control and creates a lack of independence between operations and oversight
  - Dangerous if executive wants to stay for life
- Lead Independent Director not a CEO
  - Responsibilities include standing up to Chairman & CEO, leading effort to maintain healthy Board composition, structure, process, and culture all of which have failed
- Independent Directors' access to shareholders is limited or chaperoned
- The firm that represented CEO personally should be disqualified from representing the Company in matters relating to governance and the CEO
- Blocking succession enhances leverage of Chairman & CEO
- "Good reason" payout triggers in Executive Compensation Plan reduce the Board's leverage over the Chairman
  - Triggered in the event of a separation of Chairman and CEO roles
  - Triggered in the event of compensation changes following a change in control
- Board's self-refreshment extends and deepens entrenchment

- While ~97% of S&P 500 companies with $50 billion+ market capitalization have at least one independent director with public company CEO experience, Air Products has none
- In fact, Air Products' Board has reduced the number of former public company CEO independent directors over the last decade:

Number of Independent Directors w/ Public Co. CEO Experience



APD has no independent directors with public Company CEO experience (this has been the case since 2021)
2
3
1
2
0
2
APD
PX/LIN
APD
PX/LIN
APD
PX/LIN
FY 2014
FY 2019
FY 2024

"As long as I'm vertical, I'm going to be Chairman of Air Products, and I mean that."

- APD CEO, 6/9/2020

Source: Company filings, MR analysis.
Note: PX/LIN pre-merger is Praxair.

MANTLE RIDGE
17

WITHHOLD Charles Cogut M&A lawyer, limited relevant experience for this business Questionable independence (served as attorney to Rockwood Holdings, Inc. while Seifi Ghasemi was CEO) Entrenchment due to tenure (9 years) VOTE FOR Paul Hilal Experienced steward during corporate transformations and board reconstitutions including prior engagement with APD Long-term shareholder with financial and capital allocation expertise VOTE FOR Tracy McKibben 20 years of experience in energy transition and environmental technology Extensive international experience and regulatory expertise; legal background Critical expertise in executing energy transition projects VOTE FOR Dennis Reilley – Proposed Chairman “Architect” of modern industrial gas model as the former Chairman and CEO of Praxair Record of performance in Board leadership, team development, operations, and capital allocation VOTE FOR Andrew Evans 30 years of experience in capital-intensive energy and utility industry Former public company CEO and CFO Deep capital allocation experience after serving as CFO of capital-intensive businesses for over a decade WITHHOLD Seifi Ghasemi – Chairman & CEO Lack of independence between operations and oversight due to combined Chairman and CEO role Extensive campaign to subjugate Board Entrenchment due to tenure (11 years) Undermined governance safeguards WITHHOLD Lisa Davis – Chair of Management Development and Compensation Comm. Failed on succession, management development, and executive compensation No successor for COO or CEO Evergreen contract for 80-year-old CEO WITHHOLD Ed Monser – Lead Director Failed to protect governance safeguards Chair of Corporate Governance and Nominating Committee Failed on succession planning and shareholder engagement Entrenchment due to tenure (11 years) 18 Select Incumbent Nominees Are Most Responsible for the Board Failures and Should Be Replaced by New Independent Nominees

Refreshed board with strong, qualified shareholder nominees Best-in-class executives With the right foundation, Air Products can reach its full potential with meaningful change in three key areas: CEO succession and management Strategy and capital allocation Operational efficiency and strength of the core business 19 Change is Needed, with a Compelling Solution Proposed by MR We have suggested a compelling solution – executive management candidates with best-in-class backgrounds in the Industrial Gas industry, and four candidates with relevant experience and fresh perspectives to serve on the Company’s Board

MR has Proposed a Compelling Leadership Solution: The "Dream Team"

Executive Chair Candidate: Dennis Reilley

- **"Architect" of Praxair / Linde playbook, with exceptional track record**
  - Linde is the best-in-class industrial gas company:
    - Exceptional succession, built and led industry-best team, thrived for decades
    - Highest returns on capital, margins, and total shareholder returns
  - Decades of experience in leadership positions as executive and on boards of relevant heavy-industry companies

CEO Candidate: Eduardo Menezes

- **Senior operator at Praxair, then Linde**
  - Direct report to Praxair / Linde CEO Steve Angel last 11 years of tenure
  - Led industrial gas operations around the world over various points of his tenure, including key EMEA region of Linde upon merger (margins +550bps in three years)

Clear best-in-class record…

- Succession and management
- Strategy and capital allocation
- Operational efficiency and strength of the core business

…in *this* unique business

"Mantle Ridge has added two former Linde Executives (Dennis Reilly and Eduardo Menezes) to reshape APD's sustainability growth strategy. This ***"Dream Team"*** *could make a difference in the battle for control given* ***strong track records and experience."***

- Wells Fargo, 10/15/2024

*"****Reilley and Menezes have proven themselves as excellent industrial gas executives.*** *Reilley, who is now 71, has demonstrated managerial expertise at the CEO level and Menezes, who is 61, has shown high competence in large operational roles. If Seifi Ghasemi were to stand aside,* ***it would be difficult to imagine a stronger pair of candidates*** *to take his place."*

- JP Morgan, 10/18/2024

MANTLE RIDGE
20

19% 21% 23% 25% 0% 5% 10% 15% 20% 25% 2018 2019 2020 2021 21 Praxair/Linde Playbook: Authored by Dennis Reilley and Executed by Eduardo Menezes at Best-in-Class Peer “On productivity, deeply ingrained in the DNA of the organization. Every year, we run thousands of projects. We track them, we replicate them. Year-to-date, we have more than 11,000 to 12,000 projects in play already this year. And we ensure that those projects get done, the results get validated, and that's what drives the COGS reduction… A consistent and relentless action to make sure productivity delivers to the bottom line. So put those 2 together, 4% to 6% of EPS growth will come out of that.” – Linde CEO, 10/26/2023 Post-merger, Menezes expanded Linde’s EMEA margins by ~550bps in three years. EMEA was nearly 100% comprised of legacy Linde assets, thus no synergies to Praxair – the entirety of EMEA’s margin expansion came from operating execution Eduardo Menezes appointed EVP of EMEA (Q4.’18) +550bps Praxair operating model applied to legacy Linde assets yielded significant improvement “[W]hen you look at both our margins and our return on capital, we have industry leading. In the case of return on capital, probably 2x or more to the next competitor. So the way we view that is we want to continue to grow and grow quality. I mean our capital allocation policy is very consistent. That won't change…[I]t's important for us because we view returns - - return on capital as a key investor metric for our owners, and it's something that we're going to continue to lead the industry on.” – Linde CFO, 8/2/2024 On Capital Allocation On Productivity Relentless focus on cost and productivity Disciplined capital allocation framework Execution Results-oriented culture Best-in-class management team Result: strong growth, high margins, high returns on capital… …with low risk, high risk-adjusted returns

Clear Path to Maximizing Value of APD Under New Leadership

Refreshed board with strong, qualified shareholder nominees

Best-in-class executives

Air Products can reach its full potential with meaningful changes in key areas of need:

Key long-term drivers of value

✓ CEO succession and management

- **Build team, culture of operational and capital allocation excellence**

✓ Strategy and capital allocation

- **Invest solely in abundant low-risk, high-return projects of core business**

✓ Operational efficiency and core business strength

- **Margin upside from (i) non-core engineering and development costs and (ii) operational efficiency**

Medium-term (optimize)

✓ Derisk and maximize projects, prudently, with expertise, and without bias

Value Creation Levers with New Leadership

(See Next Slide for Value Bridge)

✓ **Multiple expansion to best-in-class levels**

- APD's multiple discount has been driven by capital misallocation and poor execution
- Headline multiple understates discount; discount wider assuming APD's above-peer CIP[1] valued at book ($30 p.s.)

✓ **Margin expansion (+350-550bps)**

- Realizable within 3 years

✓ **Enhance value of ongoing projects**

- Currently undervalued due to poor execution, uncertainty, and lack of disclosure

Source: MR estimates.

*(1) *Construction in Progress ("CIP") is the capex amount spent that has not yet come onstream and thus not producing earnings. "Above peer" represents only CIP balance greater than peers', as a percentage of market cap.*

MANTLE RIDGE

22

23 Air Products’ Shares Should Appreciate Significantly with Confirmation of Upgraded Leadership and Governance Source: MR estimates. Current market valuation and consensus estimates per Bloomberg as of 12/12/2024. (1) Applies Unaffected Multiple (current LIN NTM multiple multiplied by APD's 1yr average multiple discount vs. LIN from unaffected date 10/4/2024) to consensus FY'25 EPS. (2) Applies LIN current NTM multiple to consensus APD FY'25 EPS + Above-Peer CIP at 1x Book Value (3) Applies LIN current NTM multiple to run-rate impact of margin actions expected by FY'27 (discounted back to PV). Valuation Multiple Higher multiple with new leadership (~15-20% upside) Close remaining multiple gap vs. Linde; headline multiple understates discount due to APD’s above-peer CIP ($30/share); math above assumes CIP valued at 1x BV Margin Expansion Realizable within 3 years, impact present valued: ~$1.00+ EPS (~250bps margin) from excess engineering and development costs tied to expanded scope of mega projects ~$0.50-$1.50 EPS from ~100-300bps of margin opportunity, partially closing EBIT margin and ROIC gap vs. Linde Enhanced Value of Above-Peer CIP Increase transparency and enhance value of Above-Peer CIP under new leadership Assumes half turn premium to BV (+0.5x) A B C We believe APD is worth ~$425+ (present value) under new leadership, with a long runway of double-digit annual compounding Value Under New Leadership & Refreshed Board (Present Value per Share) $16 $423 $246 $65 $311 $54 $42 Status Quo¹ Shareholder Influence Current Price Valuation Multiple² Margin Expansion³ Enhanced Value of Above-Peer CIP Value w/ New Leadership *Optimism for upgraded CEO and governance *Strategy pivot: APD partially walking back misguided strategy ~$425 ~$245 ~$55 Sell-Side Commentary: "... the stock could be worth $400+ if the activists succeed… If current management prevails, we expect the stock to fall >20%." - Redburn Atlantic, 10/25/2024 Tightened multiple gap vs. Linde (including a ~10% stock price increase on MR announcement) ~$65 ~$310 ~$40 ~$15 A B C Upside from new leadership Long-term, steady, double-digit compounder

24 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

The Industrial Gas Model is High-Quality, Should Not be Adulterated

Industrial Gas Model

Industrial gas businesses are prized by investors for their unique characteristics – including attractive growth, low risk, and high returns on capital – which have produced predictable "compounders" with double-digit annual total shareholder returns for decades

*"Investors own industrial gas companies because they are viewed as **high-quality, lower volatility compounders**."*

- Barclays, 2/5/2024

The industrial gas model is driven by capital allocation discipline and relentless focus on operational efficiency, as described by best-in-class peer Linde

*"All projects will follow our investment criteria. In other words, **earn a commensurate return for the risk** undertaken. And finally, we will **stick to our core**, which is management of industrial gases. We have **no interest to own or speculate on globally traded chemicals**. Rather, **we'll have offtakers** for our products."*

- Linde CEO, 2/7/2023

*"We are **relentless in optimizing our base business**, acting on pricing, productivity and sharpening our portfolio."*

- Linde shareholder letter, 2/28/2024

Air Products' Misguided Strategy

APD's misguided strategy to "deploy capital" has included speculative projects whose high risks and low risk-adjusted returns are incompatible with the core

*"APD's willingness to commit **substantial capital to drive growth, through complex megaprojects**…has added **risks and costs as well as stretching APD's balance sheet**… As stocks, the **gas majors are prized above all else for their dependability.**"*

- Bernstein, 7/1/2024

APD's projects have a multitude of outsized risks, with poor underwriting and execution thereafter

- ✗ Scope expansion into lower quality activities
- ✗ Significant risk in cost and time to completion of projects outside of core competency
- ✗ Market and commodity price speculation, in less developed markets, with no/limited offtake customers
- ✗ Regulatory uncertainty
- ✗ Customer quality

*"[T]hey [others pursuing clean H2] start actually doing the project, **defining their scope and finding out the complexities, then they get surprised.**"* - APD CEO, 8/3/2023

*"We **need a higher return**. And we are **trying to extract that out of the market**. **It's a little bit of a game of chicken, but we are willing to play that game**."* - APD CEO, 2/21/2024

*"I've always said, the **energy transition to clean energy is not an economical decision. It is a policy-driven decision**."*

- APD CEO, 3/15/2023

MANTLE RIDGE
25

100 150 200 250 300 350 400 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Value Per Share Core Business Value Actual Share Price (1) Source: Bloomberg, as of unaffected date, 10/4/2024. Core Business Value price calculated by applying LIN’s P/E multiple to APD’s one-year blended forward consensus EPS. (2) Majority of cash costs associated with increase in engineering and development resources are capitalized, but MR estimates that a material portion is flowing through EPS. See slide 102. Concerns About Continued Capital Misallocation Have Led to a Material Discount on Air Products’ Core Business 26 Core Business Value vs. Actual Share Price1 Industrial gas shareholders pay a high multiple for low-risk, high-return, compounding cash flows. The Company’s investments in higher-risk speculative projects are the primary driver of its impaired multiple. Valuing the core business in line with Linde, Air Products’ strategy drove a ~$20bn (~$90/share) discount (~30%+ of market cap) prior to Mantle Ridge’s surfacing Unaffected Date: ~$90+/share discount “We should be trading at around 28x, like the other people because our base industrial gas business, no matter what we do with the hydrogen, they still have our base industrial gas business. That is worth 28x, 29x, 27x. So our shares should be around $349.” - APD CEO, 2/21/2024 Discount to core business value is even larger adjusted for APD’s (i) outsized CIP, (ii) excess costs tied to expanded scope of non-core activites2, and (iii) operating efficiency opportunity APD’s own words tell the story: "When you say industrial gases business, what we are doing is really we are creating an energy company. It's not so much industrial gas, it's creating a source of low-carbon energy for the world.“ - APD CEO, 3/16/2022 "So right now, trying to put any value on the hydrogen business, it all depends on what is the assumption on the price of blue hydrogen and price of green hydrogen. And you talk to people. Some people say green hydrogen is worth $5, some people say it's $10, blue hydrogen the same thing. And obviously, we have other people, our competitors running around and saying, "Well, there is no demand for these things anyway." So how would you value a business like that?“ - APD CEO, 4/30/2024

50% 171% 93% 111% (20%) 5% 30% 55% 80% 105% 130% 155% 180% Oct-19 Feb-20 Jun-20 Oct-20 Feb-21 Jun-21 Oct-21 Feb-22 Jun-22 Oct-22 Feb-23 Jun-23 Oct-23 Feb-24 Jun-24 Oct-24 APD LIN AI S&P 500 Over the last five years, Air Products’ total shareholder return (+50%) has substantially trailed its industrial gas peers, Linde (+171%) and Air Liquide (+93%), and the S&P 500 (+111%) Air Products has Meaningfully Underperformed Peers… 27 Source: Bloomberg as of unaffected date, 10/4/24. Returns in USD, assuming dividends are reinvested. Five-Year TSR – Air Products vs. Peers and S&P 500 TSR APD vs. Air Products 50% Linde 171% (121%) Air Liquide 93% (43%) Peer Avg. 132% (82%) S&P 500 111% (61%)

28 …Driven by Clear Concerns about Succession, Strategy and Capital Allocation, and Operational Efficiency… Air Products’ lagging share price performance has been driven by shareholders’ concerns about succession and team building, strategy and capital allocation, and operational efficiency Succession and Team Building Strategy and Capital Allocation Operational Efficiency and Strength of Core Business “For most of the year, we have been waiting for someone to champion this cause. We suspect Ghasemi may have also had some inkling and that is why HE announced in early August that HE had decided to begin the search for his number two. That he had turned 80 without having a clear succession plan locked down is the reason we have generously handed the board a grade of “D minus” when it comes to oversight.” - Gordon Haskett, 10/7/2024 “By way of background, the future of Air Products’ executive leadership has been on investors’ minds for years, but especially so since the unexpected departure of COO Samir Serhan on July 22, 2024.” - Vertical, 10/7/2024 “CEO Seifi Ghasemi became CEO in July 2014 and is currently one of the oldest CEOs of S&P 500 companies at 80 years old.” - Citi, 10/7/2024 “…investors remain sceptical of APD’s backlog story, deterred by its complexity, lack of detailed financial information and a risk profile that can appear more typical of the Energy sector, arguably diluting the defensive properties of the traditional Industrial Gases business model.” - Redburn, 11/17/2023 “... in the 3½ years since Air Products unveiled its clean energy strategy… investors have grown increasingly concerned about the cost, timing and offtake arrangements for these projects.” - Deutsche Bank, 11/8/2023 “APD’s willingness to commit substantial capital to drive growth, through complex megaprojects … has added risks and costs as well as stretching APD’s balance sheet… As stocks, the gas majors are prized above all else for their dependability.” - Bernstein, 7/1/2024 …”we believe it [complex megaprojects] has also distracted management increasing operational risks.” - Bernstein, 7/1/2024 “We believe that if APD has hope of returning to any normalized valuation multiple, improved execution and clarity is a must.” - BMO, 2/5/2024 “Few were thinking the core business here, based on all indications coming into the FY24 guide, was at risk of erosion…brings up the question of what else investors need to be aware of in what historically has been a very predictable and ratable underlying business in industrial gases.” - Evercore, 2/5/2024 “Industrial gases are viewed by investors as more-stable businesses, so the -6% 1Q EPS miss and the -15% 2Q projected EPS shortfall are quite large.” - Barclays, 2/5/2024

29 “For starters, it's useful to know that the CEO who Pershing opened the door for -- Seifi Ghasemi -- was seventy in 2014, which means he's now eighty. If the stock had managed to keep pace with a peer like Linde over the past five years, this allowance might be understandable. The problem is APD has not kept pace. Not even close and the big reason for that is Ghasemi has spent billions, and plans to spend many billions more, pushing APD into blue and green hydrogen projects. All this spending has created more financial volatility than investors expect from gaseous names like APD and LIN. The result is a stock that trades at a meaningful discount. That is inarguable. What has made this underperformance particularly galling is it has happened under the watch of someone who has said “the most important job of the CEO is prudent capital allocation.” By that measure, Ghasemi can rightfully be indicted for not adhering to his own mantra. Also, as we said on Friday, seventy might be the new sixty-five but eighty is still eighty. For most of the year, we have been waiting for someone to champion this cause. We suspect Ghasemi may have also had some inkling and that is why HE announced in early August that HE had decided to begin the search for his number two. That he had turned 80 without having a clear succession plan locked down is the reason we have generously handed the board a grade of “D minus” when it comes to oversight. Whether Ghasemi knew in August that Mantle Ridge was in the stock is a question that only he and Mantle Ridge can answer though that won't stop us from speculating that he probably did know. That Mantle Ridge was the one to answer this call makes sense since it already knows the stock well and what we see as the difference between this campaign and the “Spreadsheet Activism” we often see, is the path to re-rating is relatively straightforward.” - Gordon Haskett, 10/7/2024 …and After Many Years of Underperformance, Shareholders Want Change, Including a New CEO

15x 17x 19x 21x 23x 25x 27x 29x 31x 33x Oct-19 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Feb-23 Apr-23 Jun-23 Aug-23 Oct-23 Dec-23 Feb-24 Apr-24 Jun-24 Aug-24 Oct-24 APD LIN AI Prior to Mantle Ridge’s surfacing, Air Products traded at a historically large discount vs. peers due to concerns on succession, strategy, project execution and continued capital misallocation (1) Source: Bloomberg. Five-year average calculated as of end of 2023, before recent dislocation. “Unaffected” as of unaffected date, 10/4/2024. Air Products’ Multiple is Dislocated vs. Peers and History 30 Historically large ~36% upside to Linde P/E multiple over last year Large discount to Air Liquide, despite historical premium Historical P/E Multiple vs. Peers1 “... robust stock narrative has come under fairly heavy pressure the past ~12-18 months, as costs have escalated on mega-projects, start-up timings are being pushed out, less disclosures are being given … the multiple compression you're seeing is the market expressing increasing concern about strategy / thesis-creep on a business that should be fairly steady and cash generative.” - Barclays, 2/5/2024

“Air Product’s stock price has already risen by $100 (45%) since 2Q24, narrowing the discount to Linde and restoring a premium to Air Liquide. This has been partly driven by speculation that an activist would emerge, and partly as current management responded to shareholder pressure with its own efforts to derisk the story (an offtake agreement for NEOM, more esoteric projects such as World Energy/SAF and AES/green hydrogen mothballed), clarify management succession and lower costs.” - Redburn, 10/25/2024 31 Air Products’ Shares Partially Recovered From Lows Due to Calls for Activism and the Company’s Reactive Pivots on Key Issues Sources: Public filings, conference call transcripts, sell-side research, and Bloomberg. Annotated Stock Chart Leading up to Mantle Ridge’s Surfacing

“We now rate shares of APD Buy and raise our price target...Our revision reflects mainly the emergence of an activist investor, which will likely result in (A) a brighter spotlight on intrinsic value; (B) changes in corporate strategy; and (C) upward tension on APD’s trading multiples, narrowing the plump discount to peers.” - Vertical Research, 10/7/2024 32 Sources: Public filings, conference call transcripts, sell-side research, and Bloomberg. Air Products’ Shares Rerated Meaningfully on Confirmation of Activist Involvement Annotated Stock Chart Following Mantle Ridge’s Surfacing Following Mantle Ridge’s surfacing, APD’s shares appreciated ~10% and ~15% the following day and two weeks, respectively

33 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented his Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

CEO Was a Suitable Choice for the Initial Phase, Not Thereafter

In 2013, at a predecessor firm we played a leading role in helping the Board effect board change and a leadership transition, laying out a clear playbook to multiply APD's value

- **2013 activist playbook for transforming APD**
  - APD margins of ~15% trailed Praxair at ~22% – despite APD having a higher-margin business mix (more on-site, less packaged gas) – due to its significant corporate bloat and matrix organization
  - Focus on core industrial gas business
- **Mr. Ghasemi was suitable for the initial phase (2015–2019) of APD's improvement**
  - Cost cutting, especially corporate
  - Spin / sale of non-core businesses
  - Shutdown of legacy non-core capex
  - Capital misallocation begins in 2018, but issues not visible until years later
- **The activist sold its stake in late 2017**
  - Thereafter, APD pivoted to aggressively "deploy capital" while ignoring the risk parameters that are rightly cherished in the high-quality core business
- **Mr. Ghasemi's track record shows an inability to meet APD's <u>different needs</u> over the last five years (2020-2024) and into the future (2025+)**
  - Succession and team building
  - Development of low-risk, high-return core-like projects to the exclusion of high-risk, low-return ones
  - Consistent execution
  - Discipline to return capital if projects don't meet underwriting standards
  - Rational performance benchmarking, and push for operational and capital deployment excellence
- **Insufficient board oversight aided problematic misjudgments**
  - Staggered board at the time of initial activist limited board reconstruction
  - CEO-centric board dynamic, with limited relevant expertise on the board to challenge his judgment

MANTLE RIDGE

34

Significant Shift in APD’s Strategy and Capital Allocation Began in 2017 35 “…This looks a repeat of Pershing Square's successful intervention in 2013 - following an inconsistent financial performance, missed targets, questions over culture and APD lagging its peers - especially with MR led by Paul Hilal, a key part of the Pershing Square team that forced change at APD. In 2014, this saw Seifi Ghasemi appointed as Chairman, President and CEO, and a clear 5-point plan - to focus APD on its gases core, restructure and simplify, shift the culture, control capital and costs and align rewards. He delivered, incl. $0.5bn of costs cut, the underlying EBITDA margin up 1000bp+ 2014-19, with shareholder value up 150%...” Initial Success... …Shift to Deploy Capital, With Increasing Risk “…But from 2017 the focus became growth, and APD's willingness to commit substantial capital through complex megaprojects, setting it apart from peers. Initially this included expanding APD's scope of supply into gasification, but from 2020, increasingly on seeking first-mover advantage in clean hydrogen production - unique in its scale and 'stand-alone' nature. At end 3Q24 APD's backlog was $19.5bn (clean energy c.$ 15bn) vs LIN $4.7bn and AL $4.2bn. We have argued consistently this added risks and costs (incl. 3k+ more employees), and stretched APD's balance sheet. We also believe it distracted management, culminating in unique operational setbacks across all major regions. This and setbacks in its mega-projects strategy saw APD's share price fall > 6% on six results days since 4Q20, (something not seen once at either LIN or AL) and with the gas majors prized above all else for their dependability, APD's share remain below levels seen in early 2020, vs LIN up over 2x and AL up 50%.” - Bernstein, 10/7/2024

CEO's Tenure: Substantial Underperformance *vs.* Linde, and Below the S&P 500, Driven by Deterioration in Last Five Years

	First 5 Years ('15-'19)[1]	Last 5 Years ('20-'24)[1]	Full Tenure[1]
APD TSR[2]	**118%**	**50%**	**227%**
vs. Linde	*57%*	*(121%)*	*(108%)*
vs. Air Liquide	*85%*	*(43%)*	*71%*
vs. S&P 500	*48%*	*(61%)*	*(30%)*
EBIT Margin[3]			
Beginning	16%	24%	16%
Ending	24%	24%	24%
Change (bps)	*840*	*–*	*840*
Return on Capital Employed[3]			
Beginning	10%	16%	10%
Ending	16%	12%	12%
Change (bps)	*650*	*(370)*	*280*
EPS CAGR[3]	13%	9%	11%
Net Debt / EBITDA[3]			
Beginning	2.1x	0.3x	2.1x
Ending	0.3x	1.6x	1.6x
Change	*(1.8x)*	*1.4x*	*(0.5x)*

First Five Years (2015 – 2019):

Execution of activist cost streamlining playbook, but capital misallocation already beginning

- **Focused on core business:** divested non-core assets through sale and spin-off
- **Increased margins:** addressed substantial corporate efficiency opportunity
- **Reduced leverage:** asset sale and spin-off proceeds

Last Five Years (2020 – 2024):

Misguided shift to high-risk, speculative projects with poor returns, and poor execution

- **Pursued lower quality activities, incompatible with the core industrial gas business**
- **Excessive cost growth:** underearning due to headcount growth tied to scope expansion
- **Poor execution**: cost overruns and delays
- **Increased leverage:** modest EPS growth fueled by debt deployed to lower return projects

(1) *First Five Years starts on day before announcement of new CEO (6/17/2014) and ends on 10/4/2019. Last Five Years represents five-year period before unaffected date, 10/4/2024.*
(2) *Source: Bloomberg, returns in USD, assumes dividends are reinvested. Last Five Years and full tenure TSR shown as of unaffected date, 10/4/2024.*
(3) *Source: Company filings. EPS CAGR based on Company's restated 2014 EPS baseline. ROCE based on Company definition. ROCE at beginning of First Five Years based on MR estimate.*

MANTLE RIDGE
36

0% 5% 10% 15% 20% 25% 30% 35% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 APD LIN AI PX Early years of CEO’s tenure showed meaningful margin progression vs. peers as APD focused on simplifying its organizational structure, eliminating corporate bloat, and divesting non-core assets. Margin progress has stalled in recent years, with margins depressed due to excess engineering and development costs tied to expanded project scope Early Progress on Margin Expansion has Stalled, Margins Now Trail Linde, Depressed by Costs Tied to Broader Project Scope 37 EBIT Margin – APD vs. Peers 2013 activist investment Note: margin benchmarking can be distorted due to substantial natural gas and energy price volatility. APD has elevated exposure vs. peers to hydrogen, for which natural gas is a key input. The hydrogen business has formulaic pass-through of natural gas input costs, optically increasing percent margin in a low price environment (and vice versa), but with no impact on EBIT dollars APD CEO starts Source: Company filings, consensus estimates for 2024 for LIN and AI. Margins ~450bps below Linde

“We are now well positioned to deploy capital for growth. Our portfolio actions and the strong cash flow generation of our company provide us with an expected capacity of over $15 billion to invest over the next five years.” - 2018 Sustainability Report “Our concept is going to the same people, who are already our customers, and say, look, instead of buying oxygen from me, I can do all of this and invest in all of this, why don't you buy syngas from us? That is the key concept here. By doing that, what we do is that we significantly by a factor of almost 6 or 5, increase the ability to deploy capital and basically run a bigger plant.” - APD CEO, 9/12/2018 Q: And is there a way to quantify maybe how much that accelerates your ability to put capital to work? I mean, before the IRA, and -- I mean, is it an extra $10 billion over 10 years? Is it $20 billion?” A: “For us, in the next 10 years, it could be $100 billion.” - APD CEO, 5/10/2023 In 2018, APD’s stated strategy shifted from “control capital” to “deploy capital” Source: APD Investor Materials and Transcripts. After Failing to Participate in Industry Consolidation, CEO Pivots to “Deploy Capital”, Without Proper Risk and Quality Parameters 38 Original Strategy (2014-2018) New Strategy (2018+) No reference to risk characteristics in plan

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 APD LIN PX AI Source: Company filings, consensus estimates for 2024 for LIN and AI. Capital Misallocation has Been a Persistent and Sizeable Problem, With Seeds Sown by the 2018 Push to Eagerly “Deploy Capital” 39 Capital Expenditures / Sales Shortly after the activist exited, the magnitude and risk profile of APD’s capex changed dramatically 2013 activist investment Large investment in waste-to-energy project; later written down Large gasification Hydrogen “second pillar” CEO Start Date APD’s Pivot to “Deploy Capital” The problem is not the magnitude of the capex, it’s the speculative high-risk nature, poor returns, and poor execution (overruns, delays) 2013 activist exits position

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2018 2019 2020 2021 2022 2023 2024 Reported Adj. ROCE MR Adj. ROIC MR Adj. ROIC ex. CIP Air Products’ Return on Capital on Employed (ROCE) is declining, despite its reported metric benefitting from utilizing a levered return on equity for its Jazan project Growth Has Been Achieved with Diminishing Returns on Capital 40 APD Return on Capital Employed (ROCE)1 (1) Reported Adj. ROCE based on APD filings. “MR Adj. ROIC” deducts goodwill and indefinite lived intangibles from Capital Employed and adds APD’s share of NEOM and Jazan project debt to invested capital. “MR Adj. ROIC ex. CIP” deducts APD’s avg. Construction in Progress balance (including proportional NEOM debt) from Capital Employed. Reported ROCE has declined by ~350bps since APD’s pivot to gasification and speculative clean hydrogen APD’s ROCE definition is overstated due to its use of a levered return for its JVs (notably Jazan). APD thus mixes a levered Return on Equity (ROE) for JVs with an unlevered Return on Invested Capital (ROIC) for the core business, inflating ROCE by ~150bps in FY ’24 Stripping out the entirety of the Company’s Construction in Progress (CIP) balance (i.e., capital invested that has not turned on), ROIC has declined by ~380bps Consolidating proportionate debt from large JVs, notably Jazan, reveals an unlevered ROIC that is lower than APD’s flawed ROCE metric ROCE has also been depressed by APD’s buildup of engineering and development resources in recent years.

17% 16% 15% 14% 13% 12% 11% 13% 18% 23% 25% 26% 15% 15% 17% 18% 19% 18% 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 2023 2024 APD LIN AI 19% 18% 18% 17% 15% 15% 13% 15% 20% 26% 29% 29% 17% 17% 20% 21% 22% 22% 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 2023 2024 APD LIN AI Source: Company filings, consensus estimates for 2024 for LIN and AI. (1) “MR Adj. ROIC” deducts goodwill and indefinite lived intangibles from Capital Employed and for APD adds its proportionate share of NEOM and Jazan project debt to invested capital, and its proportionate share of Jazan after-tax interest expense to NOPAT (NEOM interest expense not added back as not yet flowing through P&L). Given some metrics and adjustments are only available annually, years correspond with fiscal year end for each Company. 2024 represents estimate for Linde and Air Liquide based on reported YTD results. (2) “MR Adj. ROIC Ex. CIP” makes same adjustments as MR. Adj ROIC, and also deducts Construction in Progress from Capital Employed. Air Products’ Return on Invested Capital is Declining; Materially Trails Both Linde and Air Liquide and is Falling Further Behind 41 APD’s Return on Invested Capital has been declining and materially trails peers. ROIC is the “truth serum” of the industrial gas industry as it reflects underlying efficiency and the capital spent to generate earnings growth, and is less distorted by mix differences than margins “ROC, I've said this before…truth serum for an industry like us. It sometimes surprises when I look at our peer group that we really do stand out. There's a lot of hard work that goes into that, managing both the numerator and the denominator remain critical. And we do that day in and day out, as you know. That's how we run our business. We run it every day to make sure that we kind of get through on that. So these are record ROC levels for our industry. Our industry hasn't seen this record and comes from that daily operational aspects of the business and then managing a very disciplined capital approach all of that kind of feeds into that.” - LIN CEO, 4/28/2022 Note: figures do not adjust for Linde’s definite-lived intangibles written up in the merger; doing so would make the comparisons worse. MR Adjusted ROIC1 MR Adjusted ROIC ex. CIP2 Note: LIN ROIC depressed in 2019 due to PX/LIN merger

Estimated Incremental Return on Growth Capex has Been Mediocre and Below Air Products' Stated 10% Hurdle Rate

MR estimates that incremental unlevered return on growth capex onstream since 2019 is *just* ~8%, below APD's stated 10% hurdle. Despite claiming that projects are evaluated on an unlevered basis, APD often compares *levered* returns to its 10% unlevered return hurdle (*e.g.*, Jazan)

Estimated Incremental Unlevered Return on Growth Capex (2020-2024)

Estimated EBIT from Growth Capex		Growth Capex On-stream (ex-CIP, 2020 - 2024)		Implied *Unlevered* Return		Stated Hurdle (Unlevered)
~$1.1bn	÷	**$14bn**	=	**8%**	<<	**"10%"**
(assumes 3% base business organic growth)		*(Excludes the impact of APD's increasing CIP, therefore calculating the return on only the capital that has come on-stream)*				

> Unlevered *vs.* levered returns need to be clearly analyzed and disclosed: "*We evaluate the projects on the basis of **unlevered IRR**. That is our criteria...the **return on equity will be higher** than the IRR. So we do not approve projects on the basis of leverage. **It is all unlevered.***" - APD CEO, 11/7/2024

Implied Base Business Organic Growth *vs.* Return on Growth Capex Spend

The above assumes 3% base business organic growth. Results are poor in any scenario assumed – either (i) low organic growth (with adequate returns) or (ii) low returns (with reasonable organic growth)

	Assumed Base Organic Growth Rates:		
Base Business Organic Growth (EBIT CAGR%):	1%	3%	5%
	Poor ←	→	*Strong*
		Implied Returns:	
Implied Unlevered Return on Growth Capex	10%	8%	6%
	Stronger ←	→	*Poor*

Note: MR analysis, see slides 137-138.

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42

73 243 118 – 50 100 150 200 250 300 APD LIN AI 4x 9x 7x 0x 2x 4x 6x 8x 10x APD LIN AI 21 26 18 – 5 10 15 20 25 30 APD LIN AI 3.1 7.7 4.0 – 2 4 6 8 10 APD LIN AI (1) Invested Capital ex. CIP excludes goodwill, indefinite lived intangibles and construction in progress. For APD, it adds its proportionate share of Jazan project debt to invested capital. (2) APD NOPAT adds back its share of Jazan interest expense. 2024 for LIN and AI are estimates based on YTD results and consensus. (3) Source: Bloomberg. Market data in USD as of unaffected date, 10/4/2024. APD’s Capital is Far Less Productive Due to Operational Inefficiency, Capital Misallocation and Poor Execution 43 NOPAT ($bn, 2024)2 Invested Capital Ex. CIP ($bn, 2024)1 Enterprise Value ($bn)3 TEV/ Invested Capital Ex. CIP2 Less than half Note: figures do not adjust for Linde’s definite-lived intangibles written up in the merger; doing so would make the comparisons much worse. Note: if including CIP, APD’s invested capital is nearly equivalent to Linde’s APD vs. LIN: ~80% of the Invested Capital, producing only ~40% the NOPAT Conclusion: APD produces far less from its capital APD vs. LIN ~80% of the Invested Capital, but only ~30% the Value Conclusion: APD produces less than half the value per $ invested APD % of Peer 81% 120%

Air Products' Earnings Growth has Been Tepid Over the Last Five Years Despite Re-levering With Low-Cost Debt

Despite re-levering from zero net debt, APD's significant growth capex over the last five years produced an EPS CAGR of only 8.5% because the return on growth capex was mediocre

- The Company de-levered significantly from 2015-2019, to essentially no net debt, primarily from the 2017 sale ($3bn after-tax) and spin dividend ($1bn) proceeds of its non-core specialty chemicals and materials businesses
- Following its pivot to "Deploy Capital" in 2018, the Company used its dry powder from these asset sales as it significantly increased its leverage during Chapter Two ('20-'24)
- This low-cost debt fueled APD's spending binge on $14bn of growth capex that has come onstream in the last five years



Adj. Net Debt / Adj. EBITDA (incl. JV Income)¹
Increased leverage from pivot to "Deploy Capital" (incl. non-core projects)
De-levered from sale and spin of non-core assets
1.9x
1.8x
0.1x
0.3x
0.3x
0.4x
0.5x
1.5x
1.1x
2.1x
1.5x
2.1x
1.6x
2.5x
2.1x
2.6x
2.2x
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 '25E '26E
Decreasing net debt
~$6bn
~$0bn
Increasing net debt (incl. Jazan proj. fin.)
~$12bn
~$17bn



Capex (% of Sales)¹
Capex as a % of sales more than tripled as APD levered to "Deploy Capital" and pay its dividend
13%
12%
13%
21%
24%
31%
25%
37%
41%
43%
39%
34%
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 '25E '26E

(1) *Company filings, MR estimates. Dotted box pro forma adjusted for Jazan: estimated impact of project financing on net debt and adds back estimated interest, D&A, and taxes in EBITDA.*
(2) *Note: Reported Capex (% of Sales) is understated since it excludes project financing. Bloomberg consensus used for '25-26E Capex (% of sales), EBITDA and CapEx estimates used for leverage forecast.*

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44

Elevated Capex Spending and the Dividend Have Been Funded With Leverage and Asset Sales

CEO used to describe borrowing to fund the dividend and excessive capex as irresponsible…

*"Air Products' capital expenditure…was excessive, more than Air Products could afford and more than we should have done. We were basically doing projects. Some of them had very low returns. And in the meantime, to finance that, we were borrowing money, but, at the same time, we wanted to pay [a] dividend. So basically, **we were borrowing money to pay dividend. That's not a very good thing to do**. So Air Products' capital expenditure of $2 billion, $2.2 billion a year, we should have never done that even if all of those projects were at 10% or 12% projects because we just didn't have the money to do it.*

*A prudent capital expenditure for Air Products is something lower…That is what we're going to spend. If there are more projects, then we just go and get the highest return for us. So **it's really easy to go get a lot of projects and spend a lot of money, but where is the source of your cash? You can't be borrowing money to do that**… But we were not acting in a responsible way. So it wasn't a matter of projects and availability of projects, it was just how much money do you really have to spend. **And it goes back to the question of being married to this concept of growth. Oh, we just want to grow. We just spend money to grow.** Okay?"*

\- APD CEO, 3/3/2016

…now re-levering and selling assets to pay the dividend and fund capex

Borrowing to fund capex and dividends is reasonable with low leverage, but debt capacity is quickly being absorbed by funding needs. This appears to be why APD has completed and explored asset sales

($bn, per Co. filings)	2021	2022	2023	2024	2025E[1]	2026E[1]
Cash from Ops	**$3.3**	**$3.2**	**$3.2**	**$3.6**	**$3.8**	**$4.2**
(-) Maintenance Capex	(0.8)	(0.7)	(0.7)	(0.8)	(0.8)	(0.9)
(-) Growth Capex	(1.8)	(4.0)	(4.6)	(4.4)	(4.0)	(3.6)
CF Avail for Dividend	**$0.8**	**($1.5)**	**($2.0)**	**($1.5)**	**($0.9)**	**($0.2)**
(-) Dividend	(1.3)	(1.4)	(1.5)	(1.6)	(1.7)	(1.9)
Cash/(Funding Need)	**($0.5)**	**($2.9)**	**($3.5)**	**($3.1)**	**($2.7)**	**($2.1)**
Net Debt/EBITDA[2]	***0.5x***	***1.1x***	***1.5x***	***1.6x***	***2.1x***	***2.2x***

Note: The above CF figures understate the borrowing required since reported Capex excludes project financing.

Derisking and descoping the pipeline under new management will ensure sufficient capacity exists to return an increasing amount of capital to shareholders

(1) CFO grown by consensus Adj. EBITDA growth rate, maintenance Capex assumes ratio to revenue held constant from FY'24, total Capex per Company FY'25E guide midpoint and consensus used for FY'26E, dividend growth assumed at 1%. Consensus estimates per Bloomberg as of 12/12/2024.
(2) Net Debt / EBITDA (incl. JV income) understates APD's leverage since this metric excludes project financing.

MANTLE RIDGE
45

Decade of Capital Allocation Missteps

"We continue to believe in our management philosophy that cash is king and that prudent capital allocation is one of the most important jobs of any CEO." - APD CEO, 7/23/2023

Opportunities Missed:

- Airgas sale
- Linde merger

(failed M&A attempts, did not participate in value-creating industry consolidation)

- Praxair / Linde divestitures
- Potential higher share of projects with core-like risk and return profiles (including clean energy)

Mistakes Inadvertently Missed:

- Yingde hostile bid ($1.5bn)
- Gasification
  - Indonesia ($2bn, $0.2bn write-down)
  - Yankuang ($3.5bn, China gasification)
- Clean hydrogen speculative projects
  - Oman Green ($ "multi" bn)
  - Texas Green ($4bn)

Misguided Capital Deployed:

- China gasification[1] ($1.6bn) - Lu'an, Jiutai *(customer issues)*
- Jazan[1] ($6.1bn)
- Uzbekistan ($1.0bn)

(modest unlevered returns) [China gasification, Jazan, Uzbekistan]

- World Energy ($2.5bn+) *(facility / customer viability)*
- NEOM[1] ($2.8bn) *(speculative as structured)*
- Louisiana Blue ($7.0bn+) *(speculative as structured)*

Misguided M&A Completed / Attempted:

Sold or considered selling excellent assets to fund other capital allocation missteps, including significant cost overruns:

- LNG equipment
  (low after-tax multiple on normalized earnings)
- Korea industrial gas
  (explored sale of this core, high-quality business)

(1) Amounts reflect APD's portion of total project costs, including project financing.
Source: Company public filings, news reports, and conference call transcripts.

MANTLE RIDGE

46

47 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Core Business “Speculative” Traditional IG “Core” Clean H2 Gasification Clean H2 Customer Offtake, Take-or-Pay Limited Market and Commodity Risk Inflation, Energy & Other Pass-through Enhances Moat / Network / Density Mixed Mixed Proven Technology and Outcomes Mixed Mixed Manageable Capital at Risk Mixed High Credit Quality Customer Mixed Small % of Customer Costs / Profit Mixed Mixed Returns Not Dependent on Gov’t Policy / Subsidy Mixed 48 Air Products has Been Pursuing Projects of Increasing Risk, Straying From Core Business Principles Increasing Potential Risk / “Speculation” Decreasing Potential Multiple Only APD has pursued large speculative projects Until recent pivot, CEO had indicated that speculative clean hydrogen projects could dominate capex, causing significant valuation discount APD (e.g., Alberta, Rotterdam) and peers (LIN w/ OCI & Dow) have substantial attractive investment opportunities in core-like Clean H2 projects Gasification can be pursued in attractive core-like manner if carefully underwritten

Regardless of whether prior misjudgments were made on ongoing and existing projects, there is substantial capital in the ground and projects should be optimized prospectively with the sole goal of maximizing returns Several speculative projects have been pursued with flaws and risks that are incompatible with the core business. The returns seem likely to be below the core business, and insufficient to compensate for the excess risks taken These risks are amplified by the scale of the investments 49 Large Ongoing Speculative Projects have Quality and/or Risk Characteristics Inconsistent with the Core Business World Energy Louisiana NEOM Lack of substantial offtake with creditworthy customer Non-core scope & diversification into lower risk-adjusted return activities Uncertain cost and time to build / operate Substantial (potential) liability assumed (loan to customer) (sequestration) (30-yr offtake)

Speculative Projects Hampered by Obvious Risks Not Properly Underwritten, Exacerbated by Poor Execution

> *"Our strong track record in large project execution, be it in core industrial gases or clean hydrogen, demonstrates our ability to deliver reliably on our investments."*
>
> \- APD Board Letter to Shareholders, 12/13/2024

These are unprecedented overruns and delays in the history of the industry

Project Delays



NEOM
2020
2025
1+ Year Delay
Dec. 2026
Louisiana
2021
2026
~2 Year Delay
2028
World Energy
2022
2025
~3 Year Delay/"On Hold"
???
Announcement
Original Onstream Date
Final / Current Expected Onstream Date

"Scope Expansions" / Cost Overruns



NEOM
$5.0bn
$8.5bn
$1.2bn "Scope Expansion" + $2.3bn Financing Costs/Other Cost Overruns
Louisiana
$4.5bn
$7.0+bn
$1.5bn "Scope Expansion" + $1.0bn Inflation/Other Cost Overruns
World Energy
$2.0bn
$2.5bn??
$500mm "Scope Expansion" + Delay-Related Costs??
Project Cost at Announcement
Final / Current Expected Project Cost

Source: Company public filings, conference call transcripts, and sell-side research.

MANTLE RIDGE
50

Source: Company public filings, conference call transcripts, and Bloomberg. Unprecedented Volume of Negative Surprises Due to Risky Strategy 51 Unprecedented Negative Surprises Driven by Speculative Strategy “...setbacks in its mega-projects strategy saw APD’s share price fall >6% on six results days since 4Q20, (something not seen once at either LIN or AL) and with the gas majors prized above all else for their dependability, APD’s share remain below levels seen in early 2020, vs LIN up over 2x and AL up 50%+.“ - Bernstein, 10/7/2024

Expanded scope on APD’s non-core projects comes with material risks, excessive costs and potential negative externalities on the core business. It also lowers the quality and potential trading multiple of the business Note: APD’s CEO made the below comments, then three months later provided LA project update (cost increased $4.5bn $7bn) “…a lot of people sometimes start on this journey of blue ammonia and green ammonia, based on back of the envelope things without really understanding what they're talking about because they have never done it before. As a result, they come up with numbers that looks pretty attractive. Then when they start actually doing the project, defining their scope and finding out the complexities, then they get surprised. So I wouldn't be surprised if in the future, many of the people who have embarked on this energy transition would come up with realization, that some of these projects that are a lot more complex than they think… …We have been in this business for 60 years. We think we know what we are talking about. But anyway, I just couldn't help but make that general comment.” - APD CEO, 8/3/2023 52 Negative Implications of Expanded Project Scope are Numerous “First, we intend to partner with subsurface experts for all underground operations. We're not geologists. Secondly, all projects will follow our investment criteria. In other words, earn a commensurate return for the risk undertaken. And finally, we will stick to our core, which is management of industrial gases. We have no interest to own or speculate on globally traded chemicals. Rather, we'll have offtakers for our products.” - Linde CEO, 2/7/2023 Competing with ecosystem partners, impairing ability to win attractive core-like deals from partners Competing with existing customers, potentially impairing existing core business Increased underwriting and execution risk, including cost to build/operate and timeline to completion, given lack of experience and capabilities Buildup of engineering and development costs, with substantial uncapitalized portion depressing EPS Competing in lower quality businesses, with different quality and risk characteristics, thereby commanding a lower multiple Potential or actual liabilities: potential long-tailed risk (e.g., carbon sequestration), off-balance sheet risk (e.g., EPC performance obligations, offtake commitments) Best-in-Class Peer Sticks to Core: Air Products Describes the Flaws of Scope Expansion:

28x 25x 21x 16x 15x 13x 14x 13x 10x 0x 5x 10x 15x 20x 25x 30x Linde Air Liquide Air Products Exxon CF Nutrien Chevron Denbury Yara "When you say industrial gases business, what we are doing is really we are creating an energy company. It's not so much industrial gas, it's creating a source of low-carbon energy for the world.“ - APD CEO, 3/16/2022 “For us, in the next 10 years, it [amount of APD’s capital deployed in its second pillar] could be $100 billion.” - APD CEO, 5/10/2023 “We think there is a very large market opportunity for gasification globally (coal and liquids both). We are looking at roughly 50 projects that, in total, would require about $70bn of capital.” - Barclays, paraphrasing CEO, 6/13/2019 (1) Source: Bloomberg, as of 10/4/2024. Denbury based on multiple prior to Exxon acquisition. Air Products has Been Entering Inferior Lines of Business that Merit Far Lower Multiples 53 Industrial Gases P/E Multiples – Industrial Gases vs. Ammonia/Fertilizer, Energy/Carbon Sequestration1 Energy/ Carbon Sequestration Ammonia/ Fertilizer Return to Core Lower Quality, Higher Risk

Mixing Businesses With Different Risk Profiles Destroys Value

- Industrial gas businesses are prized by investors for their **low volatility**, **high predictability**, diversification, and ability to consistently **deploy capital with low risk and high risk-adjusted returns**
- Mixing **speculative, high-risk projects** with the core industrial gas business has driven Air Products' **significant valuation discount** to peers
- Potential value destruction from mixing cash flows of different quality, risk and volatility is well understood by investors and can be observed across multiple industries. Multiple sets of activities may produce acceptable expected returns, but mixing them can still be value destructive

Examples from Other Industries

Energy	**Lodging**
Midstream *vs.* E&P	Franchisor *vs.* Real Estate/Ops.

- This does *not* mean it is advisable or value-creating to breakup Air Products. **Derisking and descoping the ongoing speculative projects** and **pursuing only core-like projects** (incl. in clean hydrogen) prospectively will collectively **restore the valuation multiple** of the core business

*"Investors own **industrial gas companies** because they are viewed as **high-quality, lower volatility compounders.**"*

\- Barclays, 2/5/2024

Industrial Gases

Core Gases *vs.* Speculative Projects

*"…**investors remain sceptical of APD's backlog story**, deterred by its complexity, lack of detailed financial information and a **risk profile that can appear more typical of the Energy sector**, arguably diluting the defensive properties of the traditional Industrial Gases business model."*

\- Redburn, 11/17/2023

*"APD's willingness to commit substantial capital to drive growth, through **complex megaprojects** … has added risks and costs as well as stretching APD's balance sheet… As stocks, the **gas majors are prized above all else for their dependability.**"*

\- Bernstein, 7/1/2024

MANTLE RIDGE

54

In its vague project disclosures, APD mixes multiple different frameworks, ignoring key factors. Project returns should be evaluated on, and reported with, consistent and intellectually accurate frameworks, driving accountability for capital allocation: APD should provide consistent and timely disclosure of key elements and any changes thereof: start-up date, cost to complete, relevant commercial terms, etc. Enhancing disclosure would allow investors to hold management accountable and more appropriately value these projects 55 Inconsistent Disclosures on Projects Obscure Underlying Returns Levered returns are not the same as unlevered returns o While capital efficiency is desired, debt financing, which reduces APD’s equity check, doesn’t inherently create value, while making cash flows more volatile and changing the risk to equity (e.g., NEOM, Jazan) Risk associated with terms offered to obtain project financing o Financing is not truly “non-recourse” if it is obtained by substituting with a “recourse” APD offtake liability for decades and performance obligations to complete / run facility (e.g., NEOM) Cash-on-cash return (normalized CF / capital) does not account for time value, particularly for projects with (i) long development periods or (ii) delayed offtake (e.g., NEOM, LA) Are cash flows fixed or growing? Do they step down at some future point (e.g., Jazan)? “Contracted, low-risk” stated return can be misleading if customer credit quality is impaired or commercial viability is questionable (e.g., Lu’an, World Energy SAF) “[Regarding NEOM] we were able, despite the fact that we don't have offtake agreement, we were able to project finance that.” – APD CEO, 12/5/2024

World Energy: Extremely Challenged Project With Small, Shaky Customer; Facts Obfuscated, Including APD's Loan to World Energy to Repay its Debt

The WE SAF project has been plagued by delays, cost overruns, and a customer with signs of financial distress[1], yet APD continues to refer to it as a project with "attractive returns secured"

The Company __did not highlight a $270mm loan__ made to its challenged customer, to take out its existing debt. This, and the customer's prompt default, was only clearly revealed in a lawsuit. The CEO then obfuscated when asked about it

"That is the **normal course of business… doesn't mean that there is a bad relationship between [APD] and WE. Just the normal course of routine**." - APD CEO, 11/7/2024

WE __failing to pay loan interest__, monthly operating fees, and monthly fixed fees to APD

~7 months later

- **Mar. 2020:** APD and WE Sign Project Agreement
- **Apr. 2022:** Project announced — $2.0bn
- **Nov. 2022:** 25% budget increase — $2.5bn
- **Nov. 2022:** Onstream delayed by ~1 year to 2026
- **Nov. 2023:** APD acquired existing WE facility
- **Nov. 2023:** APD provided $270mm loan to WE at 15%
- **Nov. 2023:** Judge halts project expansion
- **Feb. 2024:** WE stopped paying interest
- **Feb. 2024:** Onstream delayed by 1 year + to 2027
- **Aug. 2024:** APD says project has been put on hold
- **Oct. 2024:** APD sued John Risley to enforce loan guarantee

"Create Shareholder Value", APD Website (12/4/24):

World Energy Update
Attractive returns secured by new agreements
Moving forward

Does this logic hold if:
(i) the customer has poor credit quality, or;
(ii) the increased capital cost makes the project potentially economically challenged for any customer

"The **return on the project is fixed. We are going to get a return on the capital that we spent, no matter what the capital is.** Okay?" - APD CEO, 2/5/2024

"The return on that project, the way we have the agreement, is that **when the project is built, whatever the cost of capital, whatever it is, Air Products would get 11% return on it**. That is the agreement." - APD CEO, 12/5/2024

Illustration of Impact of Increasing Project Budget

	1H2022	2H2022	Future?
Capital Budget	$2bn	$2.5bn	$3bn
Implied Min. WE CF to Pay Fee to APD	>$0.3bn	>$0.4	>$0.5bn

(Analysis assumes 11% to cover capital, and ~5-7% to cover facility maintenance and depreciation)

Sources: Complaint filed in Air Products and Chemicals, Inc. v. John Carter Risley, sell-side research, conference call transcripts, and Company website for "Create Shareholder Value" presentation with filename "APD IR Handout 2024 Aug v3".
(1) See slide 120 for signs of financial distress at World Energy, including lawsuits filed against World Energy by a waste management firm and construction firm for $47k and $340k of unpaid invoices, respectively.

MANTLE RIDGE
56

57 NEOM: Excessive Risk, with Uncertain Returns In its NEOM project, APD has taken on non-core scope and introduced excessive risks that are inconsistent with the core business Path Forward: New management is best suited to assess opportunities to de-risk the project and maximize its value. Long-term, take-or-pay contracts should be pursued on attractive terms for the remainder of the production volume, including for 2027 – 2029 NEOM exposes APD to risks that are inconsistent with the core business ― Scope/engineering risk: scope and scale way outside core capabilities; primary EPC with liability; technology not yet proven at scale ― Commodity risk: green ammonia price exposure without a secured customer for 65%+ of the production volume and 100% first 3 yrs ― Political/regulatory risk: relies on global demand mandates, penalties, and incentives, which may shift The Company has committed to a 30-year offtake agreement approaching $1bn in annual cost1 ― CEO is willing to risk tens of billions over three decades when others would not: • Even four years later, customers remain unwilling to commit to buy product due to regulatory uncertainty • APD’s recourse owned-offtake obligation was necessary to secure debt and equity financing Risk was not accurately evaluated from inception. Hypothesis on expected customer end use has constantly evolved. Over four years since announcement, APD has no known buyer for 2027 – 2029 and 65% of volume 2030 and beyond Returns are uncertain and disclosure is opaque ― Why did the Company remove its reference to 20% returns from its Preliminary Proxy? • Does the Total contract have any “outs”? • Is this a levered or unlevered return? • Does it account for the time value of money over the development period and the ramp to cash flow? • What does it assume for the 65% of non-contracted volumes beyond 2030, and 100% prior to the start of the Total contract? “[APD] thought the buyers of clean hydrogen in the early days of the announcement of the project were to be Asian bus fleets. Then the end-markets were to be European hydrogen fueled trucks. Now demand is to stem from heavy industry.” - JPM, 2/29/2024 (1) Source: UBS estimate, 7/19/2023. “I've always said, the energy transition to clean energy is not an economical decision. It is a policy-driven decision.” - APD CEO, 3/15/2023

LA Blue Hydrogen: Risk of Scope and Competing with Partners and Customers

APD has taken on much larger scope than its peers, resulting in additional financial and operational risks, increased engineering costs, and competition with ecosystem partners

- **Expanded scope exposes APD to risks that are inconsistent with the core business**
  - Commodity risk: taking ammonia price risk, with no secured long-term offtake customer
  - Permit risk: committed $2 billion[1] prior to securing essential carbon sequestration permits, which has resulted in a two-year delay
  - Liability risk: carbon sequestration (long-tailed)
- **Project execution has been plagued by delays and "scope increases" / cost overruns**

"[W]e hope that the process [sequestration permits] ***will not take 5 or 6 years, that it usually does, but may be less than 2 years****. So we are very optimistic about that, but* ***we have done a lot of homework*** *along those lines."* - APD CEO, 10/14/2021

In fact, permits are several years delayed…



Announcement
2021
2026
~2 Year Delay
2028
$4.5bn
$7.0+ bn
$1.5bn Scope Expansion + $1.0bn Inflation/Other Cost Overruns

- **Competing with customers impedes APD's ability to win core-like projects and may impair core business**

"Q: Exxon Mobil recently announced a blue hydrogen project in the Gulf Coast that includes ammonia as well …Since refiners are a large customer for Air Products, help us understand, would you have bid for that project as well? Or ***how do we think about how your customers might play in the hydrogen and potentially ammonia market****?*

A: Well, I can't comment on their strategy of Exxon and what they are going to do. ***But this is a competitive world. If Exxon decides that they want to get into the merchant ammonia business and make blue ammonia to sell, then we will have an extra -- an additional competitor****."* - APD CEO, 2/2/2023

	Air Products	Linde / OCI
ASU	AIR PRODUCTS	Linde
H2 Production	AIR PRODUCTS	Linde
Carbon Capture	AIR PRODUCTS	Linde
Carbon Sequestration	AIR PRODUCTS	ExxonMobil
Ammonia Production	AIR PRODUCTS	OCI
IG Player Scope	**$7.0 billion**	**$1.8 billion**

Path Forward: New management is best suited to restore relationships with potential partners to de-scope and de-risk the project. De-scoping can be achieved through partnering with carbon sequestration and ammonia players. De-risking can be achieved through the signing of offtake agreements, a process best led by new long-term management

(1) Source: "In terms of actual expenditure and commitment, we are at around $2 billion out of the $7.5 billion." – APD CEO, 12/4/2024.
Sources: Company public filings and conference call transcripts.

MANTLE RIDGE
58

59 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

24% 29% 0% 10% 20% 30% 40% APD LIN 15% 29% 0% 10% 20% 30% 40% APD LIN 60 (1) MR Adj. ROIC excluding Construction in Progress (CIP). EBIT Margin (’24) ~440bps gap ROIC ex. CIP1 (’24) ~1,440bps gap APD Stated EPS CAGR (’14-’25) Cumulative (’14-’25) APD’s Claim ≠ Reality Metrics Tell the Real Story “Most profitable industrial gas company in the world” Margins meaningfully trail Linde; ROIC is worst in industry “~2,000bps of margin expansion since 2014” Margins expanded roughly half this level “~10% EPS CAGR” from 2014-2025 ~8% EPS CAGR (~50% Cumulative Delta) Properly Measured Margin Expansion Increasing contr. from JV Income with no corresponding revenue 190% 140% 0% 100% 200% APD Stated Properly Measured 10% 8% 0% 6% 12% APD Stated Properly Measured 1,900 (390) (390) 1,120 (280) 840 Adj. EBITDA Q214 v. Q424 Using Fiscal Year Excl. Growing JV Income EBITDA Margin Excl. Increased D&A EBIT Margin CEO Has Overstated and Misrepresented His Performance (bps) (bps)

61 Air Products Repeatedly Claims to Be the “Most Profitable Company in the Industrial Gas Industry”…with Margin Expansion of ~2,000bps From Slide 10 of APD’s FY Q4 ’24 Earnings Presentation: “Now please turn to Slide #10, which is my favorite slide, again demonstrating on long-term performance. Our adjusted EBITDA margin has expanded by almost 2,000 basis points over the last 10 years. We are now at a 44% adjusted EBITDA margin. We lead the industry when it comes to adjusted EBITDA margin, and this track record demonstrates our focus on effectively running our base industrial gases business.” - APD CEO, 11/07/2024 “Our base business, which is by far the best industrial gas business in the world, most profitable.” - APD CEO, 12/5/2024 "Our base business is the most profitable with the highest margin business than anybody else." - APD CEO, 4/30/2024

CEO's Claim: "Most Profitable Industrial Gas Company in the World"
Reality: EBIT Margin and ROIC Far Below Linde

Appropriately benchmarked, APD trails Linde in margins (24% *vs.* 29%) and ROIC (15% *vs.* 29%)

APD's Profitability Framing Focuses on Adj. EBITDA…

Adj. EBITDA Margin (incl. JV Income) - FY'24[1]



42%
38%
APD
LIN

Spread vs. Linde: 350 bps

Adjust for misleading margin inflation from JV Income

…Excluding JV Income Tells a Different Story…

Adj. EBITDA Margin (excl. JV Income) - FY'24[1]



36%
37%
APD
LIN

Spread vs. Linde: (110) bps

Adjust for difference in capital intensity (higher D&A)

… EBIT Margin and ROIC are More Appropriate

Adj. EBIT Margin (excl. JV Income) - FY'24[1]



24%
29%
APD
LIN

Spread vs. Linde: (440) bps

MR Adj. ROIC (ex. CIP) - FY'24[1]



15%
29%
APD
LIN

Spread vs. Linde: (1,440) bps

APD's claim of industry-leading profitability ignores critical factors required to appropriately benchmark profitability including:

JV Income

Inflates % margin since JV income is added without any corresponding revenue adjustment

Capital Intensity

APD has higher on-site exposure *vs.* peers, which has higher EBITDA margins partially offset by higher D&A (higher capital intensity)

(1) FY'24 results used for APD and Sep-24 LTM results used for Linde per company filings. MR Adj. ROIC ex. CIP deducts goodwill and indefinite lived intangibles from Capital Employed and adds APD's share of NEOM and Jazan project debt to invested capital and deducts APD's avg. Construction in Progress balance (including proportional NEOM debt) from Capital Employed.

MANTLE RIDGE
62

Source: APD “Create Shareholder Value” presentation, 11/12/2014. APD’s Assertion that it is the “Most Profitable” in the Industry is Highly Misleading, and Conflicts with CEO’s Prior Framework 63 “And then with respect to most profitable, we mean that we want to be the most profitable as measured by all 3 elements: EBITDA as a percentage of sales, operating profit as a percentage of sales and return on capital. We are not there right now, but that is our goal to get there as soon as we possibly can.” – APD CEO, 12/2/2014 From APD’s “Create Shareholder Value Presentation” – November 2014: Shortly after his hiring in 2014, APD’s CEO announced a goal to make APD the most profitable industrial gas company in the world. Success against this goal was clearly defined in its materials as achieving best-in-class EBITDA margin, EBIT margin and ROIC. APD’s EBIT margin is far below Linde’s, and its ROIC is far below both Linde’s and Air Liquide’s. With performance deficits widening, the CEO’s original framework has disappeared, yet APD has still declared victory based on its overstated and misleading “Adjusted EBITDA” margin

CEO's Claim: "Margins Have Improved 2,000bps since FY 2014"
Reality: Margins Expanded Roughly Half this Level

Appropriately evaluated, APD's margins expanded ~840bps (not "almost 2,000bps")

APD's Quoted Margin Expansion Uses Quarterly Adj. EBITDA Margins (Q4'24 vs. Q2'22)

APD Adj. EBITDA Margin (incl. JV Income)



CEO tenure began in Q4'14 so why start from Q2'14 (Jan-Mar '14)?
25%
44%
Ignores Seasonality: Over the last 11 years, Q4 EBITDA Margin (incl. JV Income) has been ~160bps higher than Q2 on average
Q2'14
Q4'24

Margin Expansion: 1,900 bps

Calculating Using Full Fiscal Year Results in ~25% Less Margin Expansion

APD Adj. EBITDA Margin (incl. JV Income)



Highly misleading: includes substantial (and growing) JV income with no corresponding revenue
27%
42%
2014
2024

Margin Expansion: 1,510 bps

Excl. the Impact of Higher JV Income Inflating Margins Reveals Even Less Margin Expansion

APD Adj. EBITDA Margin (excl. JV Income)



25%
36%
2014
2024

Margin Expansion: 1,120 bps

EBIT Margins (excl. JV Income) Expanded ~840bps Since 2014

APD Adj. EBIT Margin (excl. JV Income)



16%
24%
2014
2024

Margin Expansion: 840 bps

MANTLE RIDGE
64

65 Air Products Repeatedly Claims to Have Grown EPS 10% From Slide 8 of FY Q4 ’24 Earnings Presentation: “Now please turn to Slide #8 where you can see our strong sustained performance over the long term. We have achieved a 10% annual growth rate in our adjusted earnings per share since 2014.” – APD CEO, 11/7/2024 “We are proud of our adjusted earnings per share improvement since 2014, and we have delivered on a consecutive basis for the last 10 years more than 10% annual growth in our earnings.” – APD CEO, 2/5/2024 “I would like to say that Air Products, 10 years ago, we committed to delivering an average of 10% growth in earnings. And today, we are committing that for the next 10 years, we will do the same.” – APD CEO, 2/5/2024

CEO's Claim: "10% EPS Growth Achieved" over 11 Years
Reality: ~8% EPS CAGR (~50% Cumulative Delta over 11 Years)

APD's stated EPS CAGR uses an incorrectly depressed 2014 starting point, stripping out all earnings from assets monetized. It then gives itself credit for redeploying these cash proceeds to drive growth. Under APD's method, if the Company sold all its assets and redeployed proceeds into identical assets over three years, stated earnings growth would be infinite. APD's methodology is fair to measure short-term performance, but not long-term performance once proceeds are redeployed

APD's Stated 10% CAGR Overstates its Performance



Air Products Adjusted EPS*
Delivering double-digit, long-term EPS growth
Adjusted Earnings Per Share*
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
APD method excluded all earnings from PMD/EMD sold/spun, then benefitted in 2017+ from redeploying the proceeds, overstating earnings growth
~8% CAGR
~10% CAGR*
+6% to 9% vs. PY adj. for LNG
+10%
+16%
+12%
+18%
+10%
+2%
+8%
+17%
+12%
+8%
2014
2015
2016
2017
2018
2019
2020
2021
2022(B)
2023(B)
2024(B)
FY25(B)
Guidance

Note: to be clear, 2014 base year EPS needs to be reduced for the earnings of Versum (spin-off); the above comments relate only to asset sales and dividends to APD from leverage on SpinCo, with cash proceeds redeployed to drive growth

Net Debt **~$6bn** → **~$0bn** → **~$12bn**

Paid down debt (incl. non-core sales)

"Deploy Capital" strategy (funded by asset proceeds, further leverage)

	Stated EPS Growth		MR Adjusted	Delta
Annual EPS CAGR	~10%	*Impact of Inappropriately Depressed 2014 Base*	~8%	-2%
Cumulative EPS	~190%		~140%	-50%

This year APD sold its LNG business, and proforma'd EPS, but will then redeploy the proceeds into other assets (is that then "growth"?)

Source: APD filings. APD sold its Performance Materials division for $3.8bn ($2.8bn after-tax) and spun off its Electronics Materials division – Versum ($1bn dividend / debt exchange) in 2017. With the benefit of these proceeds, the Company de-levered then re-deployed capital into growth capex in the years that followed. The Company's PF EPS CAGR strips out all earnings from PMD and EMD (showing higher growth off this lower base), while then redeploying the proceeds from these monetization into the growth of the business in the years that followed. This is "double-counting". To be clear, adjusting for the per share net income spun with Versum is appropriate as it was a separate security given to shareholders (thus PF for Asset Sales EPS of ~$5.40 vs. $5.78 reported including Versum).

MANTLE RIDGE
66

67 Management’s Claims About its Strategy Do Not Match Reality APD’s Claim ≠ Reality Clean hydrogen is a second pillar, pursued differently than the core Clean hydrogen can be pursued in core-like manner; no need to stray from core characteristics Peers are exclusively pursuing clean hydrogen in core-like manner In some cases, APD is pursuing the opportunity in core-like manner and could do more APD’s issue is contained to several large projects that have strayed from core characteristics “First mover advantage” in clean hydrogen APD is often not “first mover”, and strategy has come with many risks and setbacks Often not “first mover”, with delays caused by poor execution or permitting issues (e.g., LA, WE SAF) Pursuit of entire project scope has created conflicts with customers and ecosystem partners, potentially impairing core business Risks taken likely outweigh any purported advantages Speculative projects will produce higher returns than core industrial gas projects Speculative project returns are highly uncertain, likely mediocre, and insufficient given risks taken; core projects are far more attractive Underwriting track record has been poor and APD’s statements have conflicted with facts (e.g., WE SAF), raising questions on current statements Clean hydrogen speculative project returns are highly uncertain; unlevered returns appear unlikely to exceed core business, insufficient given the risks Core projects, alternatively, offer high return and low risk, setting a high bar Limited disclosure; return methodology appears inconsistent (e.g., levered vs. unlevered, time value)

APD Claims that its Speculative Hydrogen Strategy, Which Strayed from Core, Will Generate Higher Returns With “First Mover” Advantage 68 “Number one, is to operate our base industrial gas business in the most efficient way and continue to invest and grow that business, something that we have been doing, and we will continue to do. The second pillar of our strategy is to focus on zero and low-carbon hydrogen projects that produce the hydrogen energy of the future.” - APD CEO, 8/4/2022 “Then the second pillar, which is our hydrogen strategy, is an extension of our existing hydrogen business, and that is our growth strategy because it is focused on low carbon hydrogen.” - APD CEO, 11/4/2024 “Now we are well positioned to capitalize on the next phase of hydrogen development, which is clean hydrogen…We moved first with focus and conviction to capture the important first-mover advantages, which I will talk more about in a moment.” - APD CEO, 11/7/2024 “I don't want to make light of it, but everybody knows how to make a hamburger, but McDonald's has a very successful business because they were the first mover, right, and the brand name and all of that. So I think by being the first mover, we will have an advantage.” - APD CEO, 11/30/2021 …”in terms of the return, we have said, and we will continue to say that the return on our low carbon projects because we are the first one, because we are the first-mover, the returns on those projects are going to be better than the returns that we get in our conventional industrial gas business.” - APD CEO, 12/4/2024 “We have taken the risk of being the first mover in this area of green and blue, and therefore, we deserve returns which are more than a plain vanilla, going and building an air separation unit.” - APD CEO, 4/20/2024 CEO’s Claim: Clean hydrogen is a second pillar, pursued differently than the core CEO’s Claim: “First mover advantage” in clean hydrogen CEO’s Claim: Speculative projects will produce higher returns than traditional core projects

Project Beaumont (Texas) Baytown (Texas) Edmonton (Alberta) Customer Carbon Sequestration Partner Invested Capital $1.8 billion $0.8 billion $0.9 billion Peers, and in some cases APD, are already deploying substantial capital in clean hydrogen projects with customer offtake and low risk. The difference is that peers are exclusively investing in alignment with core business risk parameters, while core-like clean hydrogen projects are a small minority of APD’s backlog, dwarfed by its speculative projects CEO’s Claim: “Clean H2 is a Second, Different Pillar From Core” Reality: Clean H2 Projects Can be Structured to Align Well with Core Core-Like Clean Hydrogen Projects Core-like clean hydrogen projects are a sizeable and attractive growth opportunity for Air Products, if structured correctly. Given APD’s smaller size, these projects can move the needle ”[W]e have a very solid pipeline [of clean hydrogen projects]…in the next few years, we expect to see us continue to go and make investment decisions around $8 billion to $10 billion.” - LIN CEO, 5/2/2024 “…this [clean hydrogen] is a combination of a very valuable and significant opportunities…many of them [customers] have already told us that they want to focus on their core business and they are looking forward to having specialized companies, professionals to invest in what they consider not being their core business. Taking into account that, we don't want to be in the energy business, and we want to focus on where we bring value...” – AI CEO, 4/24/2024 69

CEO's Claim: "First Mover Advantage"
Reality: Many Risks and Setbacks, Often Not "First Mover"

APD claims to be a "first mover", but it has often been plagued by significant delays due to its decision to take on expanded scope itself, resulting in delayed market entry *vs.* competitors. Its pursuit of full project scope has created conflicts with customers and ecosystem partners, potentially impacting future growth

Is it "First Mover" or "Advantage"?

NEOM: *Delays and Customer Uncertainty*


Announced
Onstream
35% Offtake
1+ Year Delay
2020
2025
Dec. 2026
2030+
Original
2027 – 2029:
No customers, but
~$1bn commitment[1]

LOUISIANA: *Linde/OCI onstream ~2 years earlier*


~2 Year Delay
Original
2026
Announced:
2021
Onstream:
2028
Announced:
2023
Onstream:
2026

WORLD ENERGY: *Valero onstream 4+ years earlier*


"On Hold"
Original
2025
Announced:
2022
Onstream:
2028+??
Announced:
2023
Onstream:
2024

Sources: Company public filings, press releases, conference call transcripts, and sell-side research.
(1) Source: UBS estimate, 7/19/2023.
(2) Source: APD CEO, 3/13/2024.

In addition to questions about the obvious and sizeable risks taken (*e.g.*, NEOM offtake liability) APD's "first mover strategy" raises several important questions:

- In merchant blue and green hydrogen, unlike industrial gases, APD is competing in global commodity markets with lower barriers to entry; if returns are initially high, why would there not be a supply response, competing away excess returns over time?
- Why is APD best positioned to capture this opportunity when other players consider these activities core, have decades of experience, and are in vigorous pursuit (*e.g.*, ammonia, energy, *etc.*)?
- APD claims it is "not in the ammonia business"[2]; what differentiates APD's ammonia from other suppliers of blue/green ammonia?
- APD is now directly competing with customers (*e.g.*, Exxon); how does this negatively impact the grey hydrogen franchise?
- APD is now competing with potential partners on future clean hydrogen projects (*e.g.*, CF, OCI); does this reduce the odds of partnering on future core-like projects, limiting growth opportunities?

MANTLE RIDGE
70

CEO's Claim: "Speculative Projects Will Produce Higher Returns"
Reality: Speculative Project Returns are Uncertain, Likely Lower

APD claims that returns on speculative projects will be higher than core industrial gas projects because the Company has taken more risk. Returns on these projects remain highly uncertain, but in many cases will likely be mediocre, below historical returns achieved in the core, and insufficient given the risks taken

- **Underwriting track record has been poor:** return on recent ~$14 billion of capex onstream has been below APD's hurdle rate (MR estimates ~8%)[1]
- **Core industrial gas projects offer high risk-adjusted returns, setting a high bar:** returns required to justify risks on speculative projects is extremely high given attractive return profile of core
- **Taking more risk does *not* ensure higher returns:** taking more risk does not entitle one to higher returns; project delays and delayed offtake meaningfully reduce returns *vs.* APD's stated "run rate, cash on cash returns"; often, cost overruns and customer credit-quality issues compound problems
- **Clean hydrogen speculative project returns are highly uncertain**: unlevered returns appear unlikely to exceed core business and are likely insufficient given risks
- **Limited disclosure**: return methodology is highly inconsistent (*e.g.*, levered *vs.* unlevered, not time value adjusted)
- **Statements often conflict with facts**: for example, APD claims "attractive returns secured" on World Energy SAF, but deeper analysis reveals extremely concerning fact pattern

(1) MR estimate, see slide 42.

APD's Preliminary Proxy Suggested NEOM Will Produce a 20% Return



Levered
Unlevered
25%
20%
15%
10%
5%
-
20%
10%
9%
8%
1
2
3
"Run-Rate, Cash on Cash"
"Run-Rate, Cash on Cash"
4 Yr. Build
4 Yr. Build + 3 Yr. Delayed Offtake

- APD suggested in its preliminary proxy that NEOM will generate a 20% return based on the terms of the Total offtake

There is no additional disclosure to support this claim, but it raises questions:

- Is the 20% figure a run-rate, levered "cash on cash" return (Levered CF at Completion)/(Equity Capital), #1 shown above? APD often presents returns in this way (*e.g.*, Jazan)
- If so, this would equate to a ~8-9% unlevered return, adjusting for the project's multi-year development period and delayed offtake (#2-3 above)

MANTLE RIDGE

71

72 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Pivoting in Response to Shareholder Pressure Does Not Resolve the Underlying Issues that Caused Missteps

In response to shareholder pressure, Air Products is attempting to pivot in several areas, essentially conceding that its multi-year strategy, capital allocation and succession frameworks have been misguided

Topic`	Before Shareholder Pressure[1]	After Shareholder Pressure[1]
World Energy	Attractive returns secured with a strong customer	After committing $2bn of capital, including $270mm loan to customer, project on hold due to excessive risk; customer in default, suing customer's backer; exploring sale
South Korea	Press reports suggest APD has hired advisors to explore sale to fund backlog	Shortly after MR's letter to the Board requesting Korea sale be halted, press reports suggest sale process has been abruptly canceled
Louisiana	APD will pursue full project scope including ammonia and carbon sequestration	APD will look to reduce scope and equity commitment with strategic and/or financial partners
NEOM Offtake	APD will wait to sell offtake until regulatory deadlines approach as price will be higher	APD announces offtake with Total for volumes representing ~35% of NEOM's capacity, negotiating other offtakes
North Texas	APD will "definitely" build the facility and pursue other green hydrogen projects in the US	First, APD will not pursue the project until IRA finalized; then, project is abandoned
New Projects	New speculative projects, without customer offtake at inception, may be pursued even before existing projects have offtake	New projects will only be pursued with 50-60% of capacity contracted, and will not be pursued until existing projects sell offtake representing at least 75% of capacity
Succession	CEO "not going anywhere", will be Chairman "so long as vertical"	First, management committee formed, which will help CEO run Company for next decade. Next, search for President with unknown background to succeed on unknown timeline
Share Repurchases	APD will never repurchase its own shares	APD is willing to consider share repurchases

(1) See slides 152-159 for supporting detail.

MANTLE RIDGE
73

Recent claims of pivots to address issues following external pressure: Board “refresh”: proposed “refreshment” exacerbates entrenchment problem and its consequences “Succession”: proposed “succession” is merely a perpetuation of the status quo Compensation changes: belated, vague, deferred implementation of ROIC metric Derisking of outstanding projects (World Energy, NEOM, Louisiana Blue) Pausing or cancelling ill-conceived projects: confirms unsuitability (e.g., World Energy) Claims to limit future risky capital allocation decisions (e.g., without offtake) o CEO’s judgment and execution have proven too often miscalibrated and value-destructive 74 Reactively Promised “Cures” in Fact Strengthen and Further Entrench the Root Cause, Exacerbating Our Problem “Refreshing” and “Succession” are in reality “Tightening and Perpetuation” of Control Those responsible for problems are least able to fix them and are optimizing for perpetuation over value maximization Recent actions or promises to address these issues are just admissions of prior missteps and misjudgments If these are the right actions now, why weren’t they done this way initially? These pivots come after years of resistance and only when facing accountability Poor track record on these issues is long and clear Why should shareholders trust that promises will become reality, and that additional mistakes won’t be made? Air Products’ Board and CEO, after many years of resistance and a poor record, are now claiming that they will attempt to clean up prior mistakes

Regardless of whether one believes Air Products will follow through on its stated pivots from missteps – despite its poor long-standing record – doing so does not solve the underlying deficiencies and issues Solving the underlying issues and meeting the prospective needs of the business can only be achieved through the selection of exceptional leadership to lead APD A refreshed Board and new executive team can deliver on Air Products’ full potential The Incumbent Board and Chair & CEO have led the misjudgments for years and should not be relied on to rectify them and rebuild Air Products to its fullest potential… …Shareholders deserve a reconstituted board, in support of new leadership that has relevant experience and a demonstrated best-in-class track-record… …A refreshed board and leadership can reliably lead governance and business decisions with the judgment required to drive long-term value for shareholders 75 Embracing a Refreshed Board and Team to Lead Air Products is the Best Way to Resolve the Underlying Issues

Best-in-class record on areas of current need: Transparency, integrity and accountability, proper benchmarking Developed best team in industry Disciplined capital allocation Operational efficiency and excellence Industry-best execution Optimizes for shareholder value The Central Question for Shareholders: For the Decade Ahead, Do We Want More of the Same, or Best-in-Class Performance? 76 Perpetuate status quo by adding unnamed subordinate with President or CEO title Incumbent Proposal: Incumbent Chair & CEO & Potential Transition to Unidentified Industry-Outsider Successor Upgrade to best-in-class performance New Leadership Proposal: Dennis Reilley (in capacity chosen by Board) & Eduardo Menezes (CEO, if chosen by Board) OR Incumbent record on areas of current need: Misleading disclosures, overstating performance No team development Value-destructive capital allocation Inadequate efficiency Poor execution Optimizes for perpetuating control

MR has Proposed a Compelling Leadership Solution
The "Dream Team"

Executive Chair Candidate: Dennis Reilley

- **"Architect" of Praxair / Linde playbook, with exceptional track record**
  - Linde is the best-in-class industrial gas company:
    - Exceptional succession, built and led industry-best team, thrived for decades
    - Highest returns on capital, margins, and total shareholder returns
  - Decades of experience in leadership positions as executive and on boards of relevant heavy-industry companies

CEO Candidate: Eduardo Menezes

- **Senior operator at Praxair, then Linde**
  - Direct report to Praxair / Linde CEO Steve Angel last 11 years of tenure
  - Led industrial gas operations around the world over various points of his tenure, including key EMEA region of Linde upon merger (margins +550bps in three years)

Clear best-in-class record...

- Succession and management
- Strategy and capital allocation
- Operational efficiency and strength of the core business

...in *this* unique business

*"Mantle Ridge has added two former Linde Executives (Dennis Reilly and Eduardo Menezes) to reshape APD's sustainability growth strategy. This **"Dream Team"** could make a difference in the battle for control given **strong track records and experience.**"*

- Wells Fargo, 10/15/2024

*"**Reilley and Menezes have proven themselves as excellent industrial gas executives.** Reilley, who is now 71, has demonstrated managerial expertise at the CEO level and Menezes, who is 61, has shown high competence in large operational roles. If Seifi Ghasemi were to stand aside, **it would be difficult to imagine a stronger pair of candidates** to take his place."*

- JP Morgan, 10/18/2024

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The "Dream Team" has been Integral in Building Best-in-Class Peer

Dennis Reilley and Eduardo Menezes have been integral as the "architect" and a "key operator", respectively, of the best-in-class company in the industry

During Dennis Reilley's tenure at Praxair, the company delivered best-in-class performance[1]…

- ✓ **Total shareholder returns**
- ✓ **Returns on invested capital**
- ✓ **EBIT growth**
- ✓ **EBIT margins**

…and this performance continued following the handoff to his exceptional successor, Steve Angel, and the team developed (including Eduardo Menezes as a key operator throughout). This team led Praxair / Linde to deliver continued outperformance, cumulatively producing an industry-best shareholder return over decades

- ✓ **~16% annual TSR compounding (39x) over 24 years since Reilley appointed CEO**

TSR During and After Reilley's Tenure at Praxair[2]

	Mr. Reilley's Tenure (2/23/00 - 12/31/06)	Successors' Tenure (1/1/07 – 10/4/24)	Total Period (2/23/00 – 10/4/24)
Praxair (now Linde)	243%	1,036%	3,801%
Air Products	198%	606%	2,002%
Air Liquide	182%	430%	1,395%
Linde (pre-merger)	193%	N/A	N/A
S&P 500	17%	476%	571%

(1) Source: Bloomberg, company filings.
(2) Source: Bloomberg as of unaffected date, 10/4/24. Returns in USD, assuming dividends are reinvested.

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79 Dennis Reilley: A Storied Industrial Gas Executive Dennis Reilley is an exceptional executive who is the "complete package“ with a clear record of performance in board leadership, succession and team development, culture creation, operations, and capital allocation “Architect” of the modern-day Praxair (now Linde), the top performer in this unique industry Well-grounded, highly effective approach — Leadership and team building — Results-oriented culture — Relentless cost discipline — Focus on returns on capital and risk Extensive experience in relevant chemical, industrial, and energy industries — Multiple decades as a senior operator in refining and chemicals industries prior to industrial gases — Board service, including leadership roles, for relevant heavy-industry companies

80 Eduardo Menezes: Seasoned Industrial Gas Executive Eduardo Menezes is recognized as a distinguished leader in the industrial gases sector, having spent over three decades in key leadership roles at Linde and Praxair Last 11 years at Praxair and then Linde were as a direct report to the CEO Steve Angel During his tenure at Praxair, he served as the senior-most operating executive at various points in each global region of Praxair Following Praxair’s merger with Linde, Mr. Menezes served as the EVP of EMEA for combined company, a critical region in the transformation (legacy Linde Europe) — Responsible for the operations of more than 40 countries with more than $8B in sales and 18,000 employees — Drove a 550-basis-points improvement in the operating margin of the segment in just three years

The need for expertise in this unique business is heightened by the circumstances: o Incumbent Chair & CEO lacks judgment to counsel and train any executive on key skills needed to restore APD to its full potential, as evidenced by track record on team building and management, strategy and capital allocation and operational efficiency o Lacking a world-class senior industrial gas team and layers below hollowed out 81 Industrial Gases Experience is Optimal for Executive Leadership Industrial Gases Localized production and infrastructure create hyper-local markets Judgment about complicated risk-sharing in projects o Underwriting and execution against customer/facility Mix of large, medium, small customers supported by distribution network Industry executives know all key competitors and talent, as well as operational and engineering complexities unique to the business Chemicals / Oil & Gas Global production & supply / demand Management of macro risks (commodities, currency, macro, trade) “Separately, while [rumored CEO candidate from commodity chemical industry] has a solid track record running commodity + specialty chemical businesses, on a head-to head basis vs. Mantle Ridge's reported nominees of Dennis Reilley (Chairman) / Eduardo Menezes (CEO) running an industrial gas company, we think investor preference is more aligned with Mr. Reilley / Mr. Menezes (formerly of Praxair/Linde, respectively).” - Barclays, 11/18/2024

New Leadership is Prepared to Hit the Ground Running, With Low Risk

Our proposed team is uniquely suited to optimize the business given their experience in this exact industry and best-in-class track record. They are intimately familiar with — and in fact played a central role in building — the best-in-class competitor, and have studied Air Products as a competitor for decades

- **Succession and Talent:**
  - Evaluate talent in place, empower and develop the internal team
  - Bring back some of many good alumni pushed away under Seifi
  - Recruit other industry talent that wants to join
- **Capital Allocation:**
  - Focus exclusively on projects with terms aligned with the core business (including clean hydrogen, properly structured)
  - Rebuild ecosystem partnerships and pipeline of core-like projects
  - Optimize and derisk ongoing projects, skillfully and without prejudice
- **Operational Efficiency:**
  - Shift to intellectually accurate benchmarking when setting performance standards (EBIT margin, ROIC, consistent benchmarking of backlog returns)
  - Outline engineering / development underearning from scope creep

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Market has Responded Positively to Our Proposed Leadership Solution 83 “There is no better-qualified executive in the industrial gas space than Dennis Reilley, who honed the strategy at Praxair to focus on the cost of delivering industrial gases, from plant design to build and operation. Years of continuous improvement gave Praxair, and now Linde, a competitive lead that is hard to match. Eduardo Menezes sat in key operational and regional leadership roles at Praxair and was then given the most challenging region at the combined Praxair/Linde to manage – Europe, Middle East, and Africa. The success of Linde since the merger has been due to the very effective execution of the business combination and Mr. Menezes was central to that success.” – CMACC, 10/15/2024 “Mantle Ridge has added two former Linde Executives (Dennis Reilly and Eduardo Menezes) to reshape APD's sustainability growth strategy. This "Dream Team" could make a difference in the battle for control given strong track records and experience.” - Wells Fargo, 10/15/2024 “We would expect both Mr. Reilley and Mr. Menezes to be seen as strong candidates by investors: Linde (formerly Praxair) is currently considered by many investors as the standard bearer of operational excellence in the industrial gas space, and short of Mantle Ridge convincing Linde's current C-suite to join them, we think these two are among the best alternatives.” - Barclays, 10/15/2024 “This looks very much like a ‘dream team’. Dennis Reilley was the original architect of Praxair’s strategy when it was spun out of Union Carbide in 1993, and is responsible for its unique culture, focus on operational excellence and disciplined capital allocation. Eduardo Menezes successfully ran the Praxair North and South America businesses, and latterly Linde’s EMEA segment before retiring in 2021.” - Redburn, 10/25/2024 “Mr. Reilley was one of the architects of Praxair's highly successful industrial gas strategy, a strategy which is still in existence today…Mantle Ridge is eyeing Mr. Reilley to become Air Products executive chairman and Eduardo Menezes, former Linde and Praxair executive, as Air Products CEO. Mr. Menezes is a well-regarded industrial gas executive. As such, the management team proposed for Mantle Ridge to lead Air Products is, our view, strong as well.” - Deutsche Bank, 11/24/2024 “Reilley and Menezes have proven themselves as excellent industrial gas executives. Reilley, who is now 71, has demonstrated managerial expertise at the CEO level and Menezes, who is 61, has shown high competence in large operational roles. If Seifi Ghasemi were to stand aside, it would be difficult to imagine a stronger pair of candidates to take his place.” - JP Morgan, 10/18/2024

There are two clear problems with CEO transition proposed by the Incumbents: Effectiveness of the succession solution over short- and long-term Likelihood of actual succession occurring These problems are even more stark when considering the relevant background: A proposed Successor with no industrial gas experience creates risk given his or her unknown ability to be successful in this unique business o This executive will purportedly be trained and guided by Incumbent Chair & CEO, despite years of the Incumbent’s missteps on key issues Will Incumbent Chair & CEO stay as CEO, as Chair, or on Board? o Incumbent Chair & CEO has insisted to all (board, executives, shareholders, analysts) that he will stay forever Will Successor survive, especially if they disagree on strategy / projects? o Incumbent Chair & CEO has insisted Potential Successor must support Incumbent’s strategy, much of which shareholders don’t agree with and Company has recently pivoted away from; shouldn’t successor bring fresh perspectives? 84 Problems with Incumbents’ CEO Transition Proposed are Clear

Compromised negotiating position: bargaining position is compromised by motivation to announce transactions, and counterparties know this Not aligned with long-term: Incumbent CEO’s term should end well before delivery on deal terms (offtakes, project completions, etc.), making him non-ideal as negotiating partner (for both APD/counterparty) Bias to support legacy: desire to support legacy strategy and decisions Ecosystem relationships: Incumbent CEO’s open and well-known comments about competing with customers and potential ecosystem partners have strained relations with potential de-scope partners and partners for new core-like deals 85 An Extended Transition Period for the Incumbent Chair & CEO Carries Significant Risk Key situational issues inhibit the effectiveness of the incumbent CEO during the upcoming month(s) and over any potential long transition period Potential announcements by the Company on offtakes, financial & strategic partnerships, and other potential transactions will likely be opaque o Key terms vague and unknown (may be subject to various conditions and contingencies) o Consequences of these transactions and contracts won’t be felt for many years, under new leadership Terms of Various Potential Transactions/Contracts are Vague, With Impact Felt Years Later Incumbent CEO’s Situational Issues Inhibit His Effectiveness Recent evidence of these factors at play: o World Energy SAF “loan” to low-credit-quality customer, that defaulted shortly thereafter; not disclosed clearly over recent quarters o Desire to fund ill-advised capital allocation decisions through ill-advised sales of assets • Explored sale of Korea business and other rumored sales of core assets • Sale of LNG business at low after-tax multiple of normalized earnings

86 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Incumbent Board failed for years to deliver on succession and leadership Following shareholder pressure and activist interest, the Company has stated that it will attempt to hire a credible successor, but that this successor will not be identified until after the annual meeting We proposed an alternative successor – Mr. Menezes – who we believe is an exceptional CEO candidate That said, we are a long-term, engaged shareholder and have expressed to the Board that we are aligned with evaluating, and open to, any potential candidates Air Products has not proposed an alternative, or provided rational feedback on the solution we have offered; the Board has not engaged with MR on these matters Leadership and CEO selection is a board process, and the reconstituted Board should make the decision Nominees proposed by Mantle Ridge are independent and will vote on any CEO candidates based on their own judgment If Mr. Ghasemi separates from the Company during pendency of remaining search process through March 31, Mr. Reilley and Mr. Menezes are immediately available to step in as interim leadership 87 Our Proposed Path Forward to New Leadership

Mantle Ridge Did Not Ask for Control, Rather a Collaborative Board Reconstruction and Succession in Leadership (1 of 2)

APD Mischaracterizations	What APD Claimed	What Mantle Ridge Actually Said
Seeking Control	▪ "Mantle Ridge is attempting to seize full control of the Company"[1] ▪ "Mantle Ridge continues to seek control of Air Products"[2]	▪ "We nominate **one Mantle Ridge representative**, plus other **nominees who are independent of us**. We then **collaborate** with board representatives to create a reconstituted board comprising seasoned, respected, **independent-thinking individuals** with relevant experience and skills"[3]
Seeking to Replace All 9 Directors	▪ "Mantle Ridge planned to nominate a full slate of nine directors at the 2025 Annual Meeting"[4] ▪ "The Board…instructed its long-serving advisor… to begin evaluating each of Mantle Ridge's nominees in its control slate"[4]	▪ "We hope you find the nominees we are presenting a **great starting point for a collaborative process. We look forward to seeing your suggestions** for other nominee candidates, including those of the **incumbent directors** who wish to continue their service"[3] ▪ "In this case, **we are nominating four**, and the Company is nominating two, entirely new and independent candidates…**Because the Board would not engage in a collaborative process** of Board reconstruction, we took the initiative to compose this board solution on our own, **informed by our fellow shareholders' preferences** and desires for change"[5]

Despite repeated, clear verbal and written statements to the contrary, the Board chose to hide behind these pretexts rather than engage on the right path forward for APD

(1) *APD Letter to Shareholders, 12/4/2024.*
(2) *APD Letter to Shareholders, 12/13/2024.*
(3) *Mantle Ridge Letter to the APD Board, 10/17/2024.*
(4) *APD 2025 Preliminary Proxy Statement, 12/3/2024.*
(5) *Mantle Ridge public statement, 12/5/2024.*

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Mantle Ridge Did Not Ask for Control, Rather a Collaborative Board Reconstruction and Succession in Leadership (2 of 2)

APD Mischaracterizations	What APD Claimed	What Mantle Ridge Actually Said
Demanding to Unilaterally Dictate all Directors	▪ "Mantle Ridge's demands to unilaterally dictate the composition of the Board . . . provided no basis for additional engagement"[1] ▪ "Mantle Ridge stated that. . . the Board would not have the ability to refuse to accept those candidates under any circumstance"[1]	▪ "We nominate one Mantle Ridge representative, plus other nominees who are independent of us. We then **collaborate with board representatives to create a reconstituted board** comprising seasoned, respected, independent-thinking individuals with relevant experience and skills"[2] ▪ "We hope you find the nominees we are presenting a **great starting point for a collaborative process. We look forward to seeing your suggestions for other nominee candidates, including** those of the **incumbent directors** who wish to continue their service"[2] ▪ "We welcome consideration of all potential independent, highly qualified nominee candidates"[3]
Demanding to Unilaterally Dictate the CEO Successor	▪ "Mantle Ridge's demands to unilaterally dictate the composition of…senior management provided no basis for additional engagement"[1]	▪ "We heard from the committee a preference for a CEO who could be expected to serve for many years and take on those opportunities. **As we reflected upon and deliberated the points you have raised, we arrived at an adjustment of our proposal**"[3] ▪ "Of course, we would welcome discussing your alternate leadership ideas"[3] ▪ "If one or all of the Mantle Ridge Nominees are elected to the Board, they have indicated that they would seek to help guide a **well-designed Board-led search process to replace the current CEO as soon as possible. As part of that process, Mantle Ridge believes the reconstituted Board should interview Eduardo Menezes and other suitable candidates**"[4]

(1) APD Letter to Shareholders, 12/4/2024.
(2) Mantle Ridge Letter to the APD Board, 10/17/2024.
(3) Mantle Ridge Letter to the APD Board, 10/11/2024.
(4) Mantle Ridge Letter to the APD Board, 12/9/2024.

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Mantle Ridge's Nominees Fill Critical Needs on the Board

Issues with existing APD Board composition, including limited experience in the below areas, make the Board especially susceptible to being controlled by a Chairman & CEO with a strong personality and high conviction, and directly caused the many missteps and underperformance

	Incumbent Ind. Directors	Mantle Ridge Solution	Supporting Detail
Public Company CEOs	**ZERO**	**Dennis Reilley** **Andrew Evans**	▪ 97% of S&P 500 companies with a $50bn+ market cap have at least one independent director with public company CEO experience ▪ The recent nomination of Mr. Patel and Mr. Stern is meant to address a long-standing deficiency and was only made following activist pressure
Industrial Gas Experience	**Wayne Smith**	**Dennis Reilley** **Paul Hilal**	▪ Mr. Reilley is recognized as the "architect" of the industrial gas business model as the former Chairman and CEO of Praxair ▪ Mr. Hilal brings extensive industry knowledge dating back to his engagement with APD in 2013
Public Company CFOs or Engaged Shareholders of Capital-Intensive Heavy Industries	**Jessica Graziano** *(joined Board in 2023 and U.S. Steel in 2022, previously not in heavy industry)*	**Andrew Evans** **Paul Hilal**	▪ The incumbent Board has no CFO with extensive experience in a capital-intensive industry, as Ms. Graziano is relatively new to U.S. Steel, having served for only 2 years ▪ The nomination of Mr. Evans brings much-needed capital-intensive industry CFO experience ▪ Mr. Hilal brings extensive financial experience as an engaged shareholder of capital-intensive industries
Energy Transition Experience	**Lisa Davis**	**Tracy McKibben** **Andrew Evans**	▪ The incumbent Board has limited experience, making it difficult for them to adequately evaluate energy transition projects ▪ The nomination of Ms. McKibben and Mr. Evans strengthens the Board's capabilities in this key strategic area

Source: MR analysis, individuals publicly available biographies.
Note: Matthew Paull and David Ho not included after announcing that they will not seek re-election to the APD Board.

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Andrew Evans 30 years of experience in capital-intensive energy and utility industry Former CEO of AGL Resources, Inc. (formerly NYSE: GAS) Deep capital allocation experience after serving as CFO of capital-intensive businesses for over a decade at Southern Company (NYSE: SO) and AGL Resources, Inc. (formerly NYSE: GAS) Tracy McKibben 20 years of experience in energy transition and environmental technology Deep international experience and regulatory expertise having served as the Head of Environmental Banking at Citi and the Senior Director of European Affairs on the White House National Security Council Critical expertise in executing energy transition projects Legal experience (Akin Gump 7 years) Paul Hilal Long-term shareholder perspective Extensive knowledge of the industrial gas industry dating back to his engagement with the Company in 2013 Brings extensive financial and capital allocation expertise Experienced steward during corporate transformations and board reconstitutions Executive Board leadership with 18 years as Vice Chairman, collectively across three boards We Recommend a FOR Vote for New Independent Nominees 91 Andrew Evans, Paul Hilal, Tracy McKibben, and Dennis Reilley bring independent views and much needed qualifications to the Board Dennis Reilley – Proposed Chairman “Architect” of modern industrial gas model as the former Chairman and CEO of Praxair Clear record of performance in Board leadership, succession and team development, culture creation, operations, and capital allocation Decades of collective experience in leadership positions as executive and on boards of relevant heavy-industry companies

The Board Has Failed Broadly Across Key Responsibilities

Managing its Own Composition, Structure, Processes, and Culture

- *Composition*: lack of independence and relevant qualifications
- *Structure*: Chairman CEO without strong Lead Independent Director
- *Processes*: Independent Directors without their own advisors
- *Culture*: Deference to Chairman CEO

Succession Planning

- No candidate pipeline for CEO or COO
- No successor a decade after hiring a 70-year-old CEO
- Highly qualified successors (Mr. Menezes and Mr. Reilley) rejected without consideration
- CEO intention to stay as long as possible

Executive / Management Development

- "Only a General and privates"[1]
- Several notable departures: COO Samir Serhan (2024); CFO Scott Crocco (2021), President of Americas, Marie Ffolkes (2020); VP of Large Projects, Americas, Rick Beuttel (2022); Corning Painter (2018)
- No internal candidate for CEO or COO

Executive Compensation

- Evergreen contract for 80-year-old CEO with 5-year term, automatic renewals, and 4-year termination notice
- No return on capital metric; EPS growth metric incentivized undisciplined capex

Overseeing Strategy

- Enabled shift in strategy away from prized low-risk, high-return core business
- New strategy often veered into higher risk projects with lower quality earnings

Overseeing Capital Allocation and Capital Return Policy

- Massive capital allocation to projects with customer risk, commodity risk, regulatory risk, permitting risk, technology risk, and more
- No buybacks as a tool to instill discipline

Defending the Balance Sheet

- NEOM offtake agreement is an off-balance sheet liability approaching $1 billion a year for 30 years[2]
- Levering up to pay the dividend and fund massive capital expenditures

Shareholder Engagement

- Ended engagement within days for two separate, large engaged shareholders
- Refused to collaboratively discuss nominee candidates and successor candidates

Countenancing Mischaracterizations

- Mischaracterizations related to the business should not ever be allowed
- Lack of transparency and/or misleading disclosures about returns, offtake agreements, a loan made to a defaulting customer, and more

Path Forward: Under the stewardship of a strong, healthy, reconstituted Board, Air Products stands to create enormous shareholder value

(1) Source: Mante Ridge Letter to Shareholders, 12/10/2024: "The directors with whom we met described a human capital pyramid depleted to the point where there remains 'only a General, and privates acting at his direction, and no layers in between.'"

(2) Source: UBS estimate, 7/19/2023.`

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93 Compensation is Outsized and Misaligned (1) Source: 2024 ISS Proxy Analysis & Benchmark Policy Voting Recommendations for APD. (2) Source: Company proxy statements. Linde and Air Liquide both currently have a return on capital metric, as did Praxair and Air Gas prior to acquisitions. Additional sources: APD 2025 Proxy Statement and Seifi Ghasemi’s 2023 Amended and Restated Employment Agreement. Path Forward: Under the stewardship of a strong, healthy, reconstituted Board, Air Products can design an executive compensation plan that fully aligns with shareholder interests The Board has failed in its responsibility to design an executive compensation plan that fully aligns the CEO’s interests with those of long-term shareholders ISS recommended a vote AGAINST say-on-pay in 20241 “The company has a practice of setting CEO pay above the median of peers. This practice has resulted in a quantitative misalignment between pay and performance.” ISS Quality Score ranked the APD’s compensation program in the bottom 10% of peers Evergreen contract for 80-year-old CEO 5-year term automatically renews and requires a 4-year termination notice Annual incentive plan is based solely on EPS growth Created a focus on earnings growth without sufficient consideration of earnings quality (e.g., lower credit quality customers, entry into lower multiple commodity businesses) EPS add-backs, which increase compensation, include the write-off of failed projects rather than reducing compensation to reflect misguided capital allocation (e.g., Indonesia gasification add-back in 2023) LTIP lacks a return on capital metric and is 100% TSR-based Only large industrial gas company that does not include a return on capital metric2 Removed the ROCE metric in 2015, shortly after the start of Mr. Ghasemi’s tenure Only after shareholder pressure, agreed to add a return measure in FY 2026 – why wait? Adjusted the relative TSR payout 3 out of the last 6 cycles with a discretionary increase of 15%, the maximum allowable Outsized severance For a termination following a change in control, the severance is >$55 million Definition of change in control includes a >50% turnover of the Board Effectively guaranteed combined Chairman and CEO role Employment agreement is premised on Mr. Ghasemi acting as CEO, President, and Chairman, such that all termination payouts are triggered if the role is divided The effective guarantee of this role inhibits the Board’s ability to exercise judgment on key governance matters

Lisa Davis – Chair of MDCC Failed as Chair of the Management Development and Compensation Committee, which is responsible for executive compensation and succession Established an evergreen contract for APD’s 80-year-old CEO with 5-year term and automatic renewals; “good reason” payout triggers in contract gave up the Board’s leverage to exercise its judgment on key governance matters, including separating Chair and CEO, and re-alignment of CEO compensation Failed to include any return on capital metric in CEO compensation plan; the earnings growth metric incentivized growth without regard to risk or quality of earnings Failed to establish succession plan for both COO (there is none currently) and CEO Failed to develop Management – in fact, management has been hollowed out Seifi Ghasemi – Chairman & CEO Lack of independence between operations and oversight of the Company due to combined Chairman and CEO role Combined role results in inappropriate influence in Board discussions related to project evaluations and succession planning Entrenchment due to extensive tenure (11 years) Extensive campaign to subjugate the board by excluding CEOs, limiting and controlling board knowledge, involving himself in shareholder engagement, and adding directors with questionable independence from him, e.g., Mr. Cogut Communications with shareholders not adequately accurate Significant value destruction in recent years Ed Monser – Lead Director Failed as Chair of the Corporate Governance and Nominating Committee and as Lead Director ― Responsibilities included standing up to Chairman CEO, leading effort to maintain healthy Board composition, structure, process, and culture all of which have failed Failed in the succession planning process which he led Failed to adequately engage with D. E. Shaw & Co. and Mantle Ridge Entrenchment due to extensive tenure (11 years) We Recommend a WITHHOLD for Select Incumbent Directors Charles Cogut, Lisa Davis, Seifi Ghasemi, and Ed Monser have failed in their duties as Directors Charles Cogut M&A lawyer, limited relevant experience for this business Questionable independence due to prior engagement as attorney to Rockwood Holdings, Inc. while Seifi Ghasemi was CEO Legal background should have been helpful in stopping some of the Company’s gross missteps Entrenchment due to extensive tenure (9 years) 94

95 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

APD’s core franchise has a strong foundation. Its recent struggles are largely due to mistakes and misjudgments in lower quality projects and costs associated with speculative projects. Adjusting for these distortions from mismanagement reveals a healthy core industrial gas business foundation If APD stuck to the high-quality core business model, return on capital would have expanded and would be more comparable to peers today 96 Air Products Should Thrive: Strong Core Foundation has Been Obfuscated by Lower-Quality Projects and Poor Execution (1) MR Adj. ROIC deducts goodwill and indefinite lived intangibles from Capital Employed and for APD adds its proportionate share of NEOM and Jazan project debt to invested capital, and its proportionate share of Jazan a/t interest expense to NOPAT. (2) Adds back MR estimate of Jazan, Lu'an, Juitai, Debang, and Uzbekistan NOPAT guided by Company disclosure on EPS contribution of these projects and adds back estimate of invested capital for these projects (CapEx incl. project financing less accumulated depreciation). (3) Adds back MR estimate of NOPAT impact of excess costs tied to the expanded scope of non-core projects and ~200bps of margin efficiency in the core business.

Air Products Should Thrive: Strong Core, with Further Upside from Focus; Can Outperform Peers Under New Leadership

APD's core franchise has a strong foundation, including competitive advantages in key growth areas, and has an opportunity to thrive prospectively

- ✓ **Air Products has a strong foundation to accelerate its core business, but it is being obfuscated by speculative projects**
  - Core business can be accelerated and optimized, including efficiency
  - Produce high returns, with low risk
- ✓ **Significant operational efficiency opportunity (350-550bps), driven by best-in-class executives from Linde**
  - Company is meaningfully underearning due to increased costs related to non-core projects (MR estimates $1/share+)[1]
  - Core business efficiency opportunity to close margin and ROIC gap – the Linde playbook has *never* been run at Air Products
- ✓ **Energetic pursuit of significant and growing core-like gas opportunity set**
  - APD has advantaged position and outsized share in key growth verticals, including clean hydrogen (pursued in core-like manner) and semiconductors
- ✓ **Overall CapEx levels should be determined *only* based on the availability of attractive core-like projects, not based on a desire to "deploy capital"**
  - Within this disciplined framework, any excess capital will be returned to shareholders in the form of dividends and share repurchases
- ✓ **APD's ability to produce an industry-best algorithm is aided by its smaller scale**
  - Greater impact from accretive capex (*e.g.*, a $2bn H2 project is much more impactful for APD than LIN)

(1) See slide 102.

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98 APD Can Enjoy Both Returns and Growth Without Excess Risk Industrial gases are both low risk and high return o Importantly, this includes… Traditional gases Gasification Clean hydrogen o …if properly structured and executed (thus core-like) o Projects often provide for an ability to enhance the moat of the business with increasing scale and density o Attractive profile is clearly evident in Linde’s long-term growth, margins, ROIC and TSR Non-core projects are not higher return, but are clearly higher-risk o Clear from record of unlevered returns achieved or forecasted, properly measured Air Products should exclusively pursue opportunities to invest in core-like projects o Energetically pursue these growth avenues while maintaining capital allocation discipline and limiting risk Significant opportunities are available, including robust secular opportunities in clean energy / hydrogen and semiconductors o Air Products has the highest exposure to, and advantaged position in, many of these key secular growth areas Additional opportunities available in outsourcing, asset purchases, and other areas New leadership can instill capital allocation discipline and build a more robust pipeline of core-like projects o Rebuild relationships with ecosystem partners and customers APD management often presents a false premise: that the pursuit of speculative projects is an inherent trade-off made in pursuit of higher returns, albeit with higher risk, as compared to traditional industrial gases

The Linde Model, Authored by Dennis Reilley at Praxair 99 Relentless focus on cost and productivity Tirelessly visiting and revisiting every aspect of the business, with an eye toward reducing costs and capital intensity Setting a high bar for annual reduction in year-over-year cash cost reductions Helping executives to meet the bar Capital allocation framework Disciplined approach to selecting projects whose risk-adjusted returns significantly exceed the cost of capital Decision making firmly anchored in risk-adjusted returns, and balance between ROIC and growth Focus on core, maintain respect for ecosystem partners Surplus returned to shareholders in form of share repurchases Result: low risk and high risk-adjusted returns Execution Engineering execution excellence Relentless focus on, and accountability for, every potential risk to budgets, completion date, and reliability and performance of projects Culture Highest ethical standards Continuous improvement No excuses, performance culture Accountability for performance Rigorous, appropriate benchmarking Best-in-Class Management Team “In my experience, chief executives, in their zest to find growth, lose sight of the details that are necessary to understand profitable growth from unprofitable growth.” - DR, Forbes Magazine, “The Best Performing Bosses,” 4/22/2006 While any company can claim to follow similar principles, it is the day-to-day rigor and culture of excellence, overseen by executives developed to be best-in-class, that produces exceptional results. The historical track records of Praxair and now Linde speak for themselves

Praxair / Linde Approach to World-Class Talent and Team Building 100 Approach to Building and Developing the Right Leadership Values - honesty, results-oriented, empathetic Capability – business acumen, decision making, communication skills, amongst others Curiosity and ambition – able to learn and grow Ownership mentality Key Leadership Principles and Techniques Every leader has to demonstrate intimate knowledge of their business, from the CEO down Performance, no excuses culture Failure because you didn’t ask for help from people above you in the organization is not acceptable. Failure when you have sought help is allowable. As long as you aren’t failing all the time Rigorous employee evaluations and feedback. Ensure the top performing people are well compensated, with aligned pay Businesses and business leaders have to embrace stretch objectives. Nearly meeting a stretch objective is more valuable than blowing by an “easily achieved objective.” Compensation programs have to be designed to recognize this phenomenon Under the leadership of Dennis Reilley, and continued under his successor, Praxair (now Linde) built the best team and culture in the industry, with results that followed

19% 21% 23% 25% 0% 5% 10% 15% 20% 25% 2018 2019 2020 2021 Eduardo Menezes led Linde EMEA, expanding margins by ~550bps in only three years, despite challenges: Second largest region: ~$8bn sales, ~18k empl. Nearly 100% legacy Linde assets: most difficult region to fix and apply Praxair operating model; nearly all margin improvement came from operational excellence, not synergies from overlap (there was none) Most challenging geographic region: challenging to extract synergies in EU given labor laws and culture The Linde operating model is known for its relentless cost discipline and commitment to continuous improvement. Eduardo Menezes, as a senior, key operator at Praxair, was responsible for running this playbook. Post-merger with Linde, Menezes was appointed to run EMEA, the most challenging region to fix given it was comprised of nearly 100% legacy Linde assets (improvement came from operations, not synergies) (1) Source: Linde filings. Linde Model, Authored by Praxair, Should Drive Significant Margin Expansion at Air Products Under Menezes 101 “On productivity, deeply ingrained in the DNA of the organization. Every year, we run thousands of projects. We track them, we replicate them. Year-to-date, we have more than 11,000 to 12,000 projects in play already this year. And we ensure that those projects get done, the results get validated, and that's what drives the COGS reduction… A consistent and relentless action to make sure productivity delivers to the bottom line. So put those 2 together, 4% to 6% of EPS growth will come out of that. – Linde CEO, 10/26/2023 Linde EMEA EBIT Margin1 Eduardo Menezes appointed EVP of EMEA (Q4’18) +550bps Praxair Operating Model Applied to Legacy Linde Assets Yielded Significant Improvement

102 Significant Opportunity to Reduce Engineering and Development Costs Tied to Non-Core Scope Expansion (1) Fixed cost inflation headwind estimated using Company-disclosed Other Cost impact in EPS bridge disclosure and MR estimate of fixed cost base. (2) Assumes underlying inflation of 6.0% on MR estimate of fixed cost base. APD has hired thousands of high-cost engineers to develop non-core projects. Headcount is up 40% (~6.7k) since 2018, materially above peers MR estimates the annual cash cost of engineering and development resources is ~$750mm+/year o Majority of these cash costs are capitalized to projects, but we believe a material portion is flowing through EPS MR estimates a ~$1/share+ EPS headwind o Headwind is visible in the APD’s “Other Cost” headwind in its EPS bridge This headwind is unique to APD as peers have stuck to the core industrial gas model This headwind can be unwound over the next few years, as APD returns to focusing on only core activities “We have added, without exaggeration, close to 2,000 people to our engineering and project management and business development staff in the last 2 years, 2,000 people. If you take $100,000, $120,000 per person, that becomes a lot of money… we are spending a significant amount of dollars in order to position ourselves that not only we develop these projects but that they also execute them and build them.” - APD CEO, 8/9/2021 Indexed Average Employees (Fiscal Year Results) APD 'Other Cost' Headwind ($mm) APD Fixed Cost Headwind Above Inflation Est.² (per share) – 5.0% 10.0% 15.0% 20.0% – 100 200 300 400 2018 2019 2020 2021 2022 2023 YoY Change ($mm) Fixed Cost Inflation Est.¹ (%) $0.05 $0.41 $0.64 – $0.20 $0.40 $0.60 $0.80 2021 2022 2023 >$1.00/share cumulative headwind 80 100 120 140 160 2018 2019 2020 2021 2022 2023 APD LIN AI Up ~40% ~ Flat

Significant Opportunity for Operational Efficiencies Revealed by Margin Comparison *vs.* Linde

In addition to ~250bps of margin upside from addressing excess costs directly related to the non-core growth strategy, MR estimates APD's margins could expand a further ~100-300bps from operational efficiencies in the core business


24.4%
(0.6%)
23.8%
2.6%
2.4%
28.8%
APD's recently divested, LNG Equip. business inflated margins by ~60bps[1]
MR estimates ~250bps of excess costs tied to the non-core growth strategy (can wind down under new leadership)
A
APD FY'24 Adj. EBIT Margin (excl. JV Income)
LNG Equip. Impact
PF APD Adj. EBIT Margin (excl. JV Income)
Excess Non-Core Costs
Remaining Margin Gap vs. Linde
Linde Sep-24 LTM Adj. EBIT Margin (excl. JV Income)


240 bps
A
– Scale: Network density needs to be evaluated at local level. Linde is advantaged relative to APD with ~2x the revenue base (incl. JVs).
+ On-Site Mix: APD has ~25% more exposure to On-Site (much higher margin than Packaged Gas)
+ Helium Mix: APD is more exposed to high-margin helium revenue
? Tolling agreements, H2 w/o natural gas pass-through
Unlocked by new (ex-Linde) leadership
~100-300bps
Margin Gap vs. Linde
Relative Margin Headwinds
Relative Margin Tailwinds
Efficiency Opportunity

Source: Company filings and MR estimates. FY 2024 = September 2024 LTM results.
(1) APD LNG equipment EBIT contribution disclosed in Company filings, revenue impact estimated by MR is consistent with HON disclosure of ~$0.3bn of acquired revenue.

MANTLE RIDGE
103

Identified Margin Opportunities Would Partially Close APD's ROIC Gap *vs.* Peers, More Opportunity Remains

Focusing on the core will enable excess costs tied to expanded scope to wind down over the next few years

We believe new, best-in-class leadership can drive additional efficiencies in the core business



Adj. EBIT Margin (excl. JV Income)[1]
Estimated margin opportunity realizable within three years under new leadership
Note: APD has material mix tailwinds vs. peers (including greater exposure to higher EBIT margin On-Site revenue)
24%
3%
2%
29%
29%
20%
Unwind of ~$1/share of excess costs tied to expanded scope from pursuit of non-core projects
Assumes ~200bps of margin from enhanced productivity in the core business
2024 Adj. Margin
Excess Non-Core Costs
Core Efficiency Opportunity
PF Margin
2024 Linde Margin
2024 Air Liquide Margin

Return on capital, pro forma for the estimated margin opportunities, suggests additional potential vs. peers



PF MR Adj. ROIC (excl. CIP)[2]
A significant ROIC gap vs. peers would still remain pro forma for the estimated margin opportunity
17% ROIC pro forma for improvements burdened by ~400bps drag from low-quality capex
15%
1%
1%
17%
29%
22%
2024 MR Adj. ROIC[2]
Excess Non-Core Costs
Core Efficiency Opportunity
2024 PF Adj ROIC
2024 Linde Adj. ROIC
2024 Air Liquide Adj. ROIC

(1) Source: Company filings and MR estimates. 2024 is FY-Sep for APD, Sep-LTM for Linde, and consensus FY-Dec for Air Liquide.
(2) MR Adj. ROIC deducts goodwill and indefinite lived intangibles from Capital Employed and for APD adds its proportionate share of NEOM and Jazan project debt to invested capital, and its proportionate share of Jazan a/t interest expense to NOPAT.

MANTLE RIDGE
104

105 Path to Derisk & Maximize Projects that Strayed from the Core Model Ongoing projects: complete, derisk, maximize, and improve disclosure Exact path to derisk and optimize projects will depend on new management’s thoughtful assessment of opportunities for customer offtake, descoping with partners, and available terms for equity or debt financing (with careful consideration of risks taken for these paths) o Shutting down ongoing projects (NEOM, LA) would destroy value and shouldn’t be considered o Projects will have positive value from here given substantial capital already spent and committed, even if risk-adjusted returns from inception are suboptimal and the risks taken were excessive and incompatible with the core business o Improved disclosure will allow investors to value separately from core Legacy challenged projects, including some gasification o Optimize operations, will become smaller percentage of earnings over time Prospective projects: should only be pursued if consistent with the risk and return profile of the core business o Incumbent management now states it agrees after pivoting in reaction to activism o Restoring investors’ confidence in strategy and capital allocation under new leadership will be a large driver of closing the multiple discount to Linde All shareholders are clearly aligned with the goal of maximizing the value of each project. Shutting down projects with substantial capital already invested would be value destructive and should not be considered

New Leadership Should Restore Credibility and Transparency, Enabling Investors to Ascribe Value to the Above-Peer CIP 106 The book value of APD’s FY’24 Above-Peer CIP is over $30/share (~10% of market cap) Investors have been hesitant to ascribe value to the Above-Peer CIP given frequent disappointments and limited disclosure o Maximizing the ongoing projects would be a critical focus of new leadership (potential for derisking, de-scoping,) with disciplined execution and increased transparency The appropriate value of the CIP (as a multiple of BV) will be driven by expected returns, additional cost and timing overruns, if any, and disclosure of these key parameters Note: Current market cap per Bloomberg as of 12/12/2024 (1) "Normal" CIP calculated by multiplying APD's Adj. CIP by the ratio of Linde's '19-'23 average CIP as a % of Market Cap vs. APD's FY'24 CIP as a % of Market Cap. (2) Illustrative MR analysis. Project Return calculated as EBIT / capital deployed. Illustrative Value of APD's Above-Peer CIP Balance² Sensitivity - Implied Multiple of Future Above-Peer CIP EPS Above-Peer CIP Value (Multiple of BV) 16.0x 1.0x 1.5x 2.0x 2.5x 8% 16.0x 24.0x 32.0x 40.0x 9% 14.2x 21.3x 28.5x 35.6x 10% 12.8x 19.2x 25.6x 32.0x 11% 11.6x 17.5x 23.3x 29.1x Above-Peer CIP Value/Share $32 $48 $64 $80 Upside/(Downside) vs. 1x BV – $16 $32 $48 % of Market Cap – 5% 10% 15% Upgraded leadership can maximize value Unlevered Project Return APD | Construction-in-Progress Book Value ($ / share) - FY'24 ($12) $38 ($6) $32 $50 Reported CIP NEOM Partner Debt + Equity Adj. CIP "Normal" CIP¹ Above-Peer CIP

107 APD’s Valuation Discount Was Severe and Remains Significant, Especially When Accounting for the Above-Peer CIP Note: Market valuation data per Bloomberg. Current valuation as of 12/12/2024. (1) Above-Peer Construction in Progress: APD’s reported CIP adjusted for NEOM partner debt and equity less "Normal" CIP which is calculated by multiplying APD's Adj. CIP by the ratio of Linde's '19-'23 average CIP as a % of Market Cap vs. APD's FY'24 CIP as a % of Market Cap. (2) Status Quo price applies Unaffected Multiple (current LIN NTM multiple multiplied by APD’s 1yr average multiple discount vs. LIN from unaffected date 10/4/2024) to consensus FY’25 EPS. APD has an outsized CIP balance relative to peers. Ascribing value to this (capital in the ground not yet earning a return) reveals an even greater valuation discount than headline multiples suggest Assuming the market values APD’s Above-Peer CIP at 1x Book Value, implies a ~35% multiple discount vs. Linde at the Status Quo price (before optimism for change lifted valuation) At current valuation (~$310), APD trades at a ~15% discount to Linde assuming Above-Peer CIP is valued at 1x Book Value New leadership is best suited to optimize the ongoing projects resulting in a higher valuation than currently ascribed given missteps from and frustration with existing management APD's P/E Multiple Discount vs. LIN - Status Quo (~$245)² 31% 36% 41% – 10% 20% 30% 40% 50% 0.5x 1.0x 1.5x Multiple Gap vs. LIN Above-Peer CIP¹ - Multiple of Book Value APD's P/E Multiple Discount vs. LIN - Current (~$310) 11% 16% 21% – 10% 20% 30% 40% 50% 0.5x 1.0x 1.5x Multiple Gap vs. LIN Above-Peer CIP¹ - Multiple of Book Value

Advantages vs. Peers Higher exposure to electronics and semiconductors, fastest growing end market Highest exposure to hydrogen, with largest pipeline network Highest exposure to NA, lowest to Europe Smaller scale allows for faster growth algorithm, including higher impact from accretive capex (e.g., a $2bn H2 project is much more impactful for APD than LIN) Disadvantages vs. Peers China coal gasification exposure (~MSD% of earnings) Smaller scale (lesser issue when measured by local, rather than global scale, and when considering scale of unconsolidated JVs) Slightly higher leverage, albeit very manageable levels currently and prospectively, particularly with potential derisking and descoping of pipeline 108 With New Leadership, APD Deserves a Comparable or Higher Multiple Than Best-in-Class Peer APD deserves to trade at least at the high end of peer multiples, in line with history, if it has new leadership focused on capital allocation discipline and operational excellence Viewed on current earnings multiples, APD deserves to trade at a premium, if run by best-in-class executives: 1) underearning (due to the earnings drag from expanded project scope), 2) core business efficiency opportunity ahead and 3) outsized CIP relative to peers. These dynamics are unique to APD, including relative to LIN

109 APD’s Shares Should Appreciate Significantly with Confirmation of Upgraded Leadership and Governance Shares are worth $425+ (>35% upside, present value) under best-in-class leadership Upgrade leadership and governance Optimize core industrial gas business, including profitability Credibly and exclusively pursue growth capex fitting within the core industrial gas model Maximize value of ongoing projects Increase transparency Valuation Multiple Excess Costs Related to Scope Exp. of Projects Enhanced Value of Construction-in-Progress Efficiency Opportunity in Core Business Path Forward Upside Drivers

Investors and sell-side analysts have reacted positively to the prospect of change: Market has Responded Positively to MR’s Proposed Changes 110 “Credible new activist emerges. Echoing the concerns we have highlighted since our November 2023 downgrade, a further two activist investors have emerged with a playbook aiming to influence management succession at Air Products and derisk the balance sheet. Notably, the Mantle Ridge team successfully restructured Air Products in 2013, delivering exceptional gains for shareholders. Following the announcement that Praxair’s former CEO Dennis Reilley and head of EMEA Eduardo Menezes are also involved, we expect this campaign to garner broad support.” - Redburn, 10/25/24 “A new era for APD is beginning to take shape. While we have believed and continue to believe that APD shares offer ample intrinsic value, the odds of unlocking it have appeared dubious to us in recent months. Now though, an interesting catalyst has come to the fore. After the close on Friday, news emerged that investor Mantle Ridge has amassed a $1bn+ stake in APD… This news is a game changer. Mantle Ridge, which is run by CIO Paul Hilal, has a history of making concentrated long-term bets, while also effecting substantial changes in leadership and strategy. In the case of APD, we anticipate more intense scrutiny of three “big picture” issues: (1) CEO succession; (2) capital deployment; and (3) various creative means to unlock shareholder value.” - Vertical, 10/7/2024 “The fog in Allentown may be clearing.…This stock has seen persistent multiple compression over the past 2+ years and lagged closest peer LIN by ~50% since early 2023.We are not naïve enough to think an activist approach will address issues at APD overnight and acknowledge an entrenched management and board… may have other ideas. That said the simplicity of the case here is appealing, in a nutshell do less of this (projects with commercial risks, larger project scopes which pressure the balance sheet) and more of this (go back to core industrial gas and simply be more like LIN)…[T]he APD franchise remains one of the most attractive in the industrial economy. Capital allocation and strategy had proven an overhang, but the core industrial gas franchise underpins value here.” - Evercore, 10/7/2024

111 Air Products’ Shares Should Appreciate Significantly with Confirmation of Upgraded Leadership and Governance Source: MR estimates. Current market valuation and consensus estimates per Bloomberg as of 12/12/2024. (1) Applies Unaffected Multiple (current LIN NTM multiple multiplied by APD's 1yr average multiple discount vs. LIN from unaffected date 10/4/2024) to consensus FY'25 EPS. (2) Applies LIN current NTM multiple to consensus APD FY'25 EPS + Above-Peer CIP at 1x Book Value (3) Applies LIN current NTM multiple to run-rate impact of margin actions expected by FY'27 (discounted back to PV). Valuation Multiple Higher multiple with new leadership (~15-20% upside) Close remaining multiple gap vs. Linde; headline multiple understates discount due to APD’s above-peer CIP ($30/share); math above assumes CIP valued at 1x BV Margin Expansion Realizable within 3 years, impact present valued: ~$1.00+ EPS (~250bps margin) from excess engineering and development costs tied to expanded scope of mega projects ~$0.50-$1.50 EPS from ~100-300bps of margin opportunity, partially closing EBIT margin and ROIC gap vs. Linde Enhanced Value of Above-Peer CIP Increase transparency and enhance value of Above-Peer CIP under new leadership Assumes half turn premium to BV (+0.5x) A B C We believe APD is worth ~$425+ (present value) under new leadership, with a long runway of double-digit annual compounding Value Under New Leadership & Refreshed Board (Present Value per Share) $16 $423 $246 $65 $311 $54 $42 Status Quo¹ Shareholder Influence Current Price Valuation Multiple² Margin Expansion³ Enhanced Value of Above-Peer CIP Value w/ New Leadership *Optimism for upgraded CEO and governance *Strategy pivot: APD partially walking back misguided strategy ~$425 ~$245 ~$55 Sell-Side Commentary: "... the stock could be worth $400+ if the activists succeed… If current management prevails, we expect the stock to fall >20%." - Redburn Atlantic, 10/25/2024 Tightened multiple gap vs. Linde (including a ~10% stock price increase on MR announcement) ~$65 ~$310 ~$40 ~$15 A B C Upside from new leadership Long-term, steady, double-digit compounder

112 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

The Air Products/Airgas combination would have been highly value-creating, and Air Products was the most synergistic partner for Airgas. For that reason, Air Products had the advantage winning the deal. Mr. Ghasemi misplayed the approach, threatening Airgas with a hostile bid and ultimately pushing Airgas into Air Liquide’s arms, thereby forever foreclosing the possibility of a combination with Air Products Failure to Participate in Industry Consolidation, Including Air Products’ Failed Pursuit of Airgas, Spurred Push to “Deploy Capital” 113 (1) Source: Airgas proxy statement, 1/22/2016. APD’s pursuit of Airgas began in 2014, shortly after APD CEO’s start date “Mr. McCausland had met with Company 1’s chief executive officer on several occasions over the preceding 12 months, and, at some of these prior meetings, Company 1’s chief executive officer had raised the possibility of a business combination.”… APD had limited debt capacity, but pushed for a no-premium, all-stock deal …On April 3, 2015…Company 1’s chief executive officer expressed Company 1’s continuing interest in combining the two companies on a no-premium, stock-for-stock basis…” APD threatened Airgas with a hostile bid, putting Airgas in play. It was sold to Air Liquide …”In light of the Company 1 communications and the risk that Company 1 would make a public acquisition proposal or proceed on an unsolicited basis, Mr. McCausland suggested, and the Airgas directors concurred, that Mr. McCausland should, as and when the opportunities presented themselves, seek to have conversations with other potentially interested parties to determine their respective levels of interest in a transaction with Airgas in the event Airgas were to receive an acquisition proposal from Company 1 or another party. “ … ”Company 1’s chief executive officer said that Company 1’s board of directors was strongly in favor of a transaction and would be willing to attempt to proceed with a transaction whether or not the Airgas board of directors was supportive.” It is widely understood that “Company 1” below is Air Products (from Airgas proxy 2016 statement)1: Rather than patiently build rapport with Airgas’ founder and CEO, Peter McCausland, while APD’s balance sheet strengthened and its stock priced in its efficiency opportunity, Mr. Ghasemi, in his impatience, pressed for a deal

After Failing to Participate in Industry Consolidation, APD Began Deploying Capital in Larger Projects

Following industry consolidation, Air Products responded by increasing capital expenditures, first to gasification projects and, more recently, to large speculative projects



2017 – 2020: Gasification Era
~$22bn of project announcements
2020 – Present: Spec Projects Era
~$23bn+ of project announcements
Does not include ~$2bn of core-like project announcements
May 2016: Air Liquide acquisition of Airgas closes
Dec. 2016: Yingde Acquisition Announced
$1.5bn
Nov. 2017: Yankuang JV Announced
$3.5bn
Aug. 2018: Jiutai Announced
$650mm
Nov. 2018: Lu'An Onstream
$1.5bn
Jun. 2020: Lu'An Temporary Shutdown
$1.5bn
Oct. 2021: Louisiana Blue H2 Announced
$7+bn
Apr. 2022: World Energy Announced
$2.5bn
Oct. 2022: NY Green H2 Announced
$500mm
Jan. 2023: Jazan JV Phase II Onstream
$12.0bn
Aug. 2023: Jiutai Onstream
$650mm
2015
2016
2017
2018
2019
2020
2021
2022
2023
Nov. 2015: Air Liquide Acquisition of Airgas Announced
Dec. 2016: Praxair/ Linde Merger Announced
Sept. 2017: Lu'An Announced
$1.5bn
Aug. 2018: Jazan JV Announced
$12.0bn
Oct. 2018: Praxair / Linde Merger Closes
May 2020: Indonesia Announced
$2.0bn
Jul. 2020: NEOM Green H2 Announced
$8.4bn
Oct. 2021: Jazan JV Phase I Onstream
$12.0bn
May 2022: Oman Green H2 Announced
"multi-billion"
Dec. 2022: Texas Green H2 Announced
$4.0bn
May 2023: Uzbekistan Acquisition
$1.0bn
= Industry Consolidation Events
= Gasification
= Spec Projects
= Canceled / On Hold

All of these projects have faced varying degrees of challenge, with some cancelled and others having significant cost and time overruns and commercial challenges

Note: Dollar amounts reflect announced total project cost estimates. Air Products' equity investment and/or economic exposure may be materially higher or lower depending on an individual project's financing, ownership, and offtake agreements.

MANTLE RIDGE
114

The Company used to disclose estimated costs and timing for all large projects on its quarterly backlog slide. This level of disclosure is no longer provided quarterly, making it even more difficult for investors to properly value and assess the risks of these projects As Projects Struggled, Disclosure Weakened 115 Source: Company public filings and sell-side research. APD Q2 ‘23 Earnings Presentation APD Q3 ‘24 Earnings Presentation As large projects were plagued by delays and budget “increases”, the Company stopped disclosing project-level detail on a quarterly basis “Disclosure is another issue investors are worrying about as the level of disclosure is getting less granular seemingly as a result of issues at the projects. APD previously provided detailed information on project size and expected completion date which was switched to a more general near term (FY23-26) vs longer term (FY26+) grouping in Q3 and as of this quarter reduced to a single list with no additional project size information. This has made it hard for investors to track the performance of future projects besides relying on one-off announcements like we have seen on NEOM or Jiutai as an indication for the rest of the pipeline.” - Goldman Sachs, 11/8/2023 Project Cost ??? Timing ???

World Energy: Air Products Claims "Attractive Returns Secured" Despite Extremely Concerning Fact Pattern

The World Energy SAF project has been plagued by project delays, budget increases, and a defaulting customer, yet APD continues to mislead investors by referring to it as a project with "attractive returns secured"

February 2024 – Oct 2024
World Energy failing to pay loan interest, monthly operating fees, and monthly fixed fees to APD

~7 months after announcement

- **Mar. 2020:** APD and WE Sign Project Agreement
- **Apr. 2022:** Project announced — $2.0bn
- **Nov. 2022:** 25% budget increase — $2.5bn
- **Nov. 2022:** Onstream delayed by ~1 year to 2026
- **Nov. 2023:** APD acquired existing WE facility
- **Nov. 2023:** APD provided $270mm loan to WE at 15%
- **Nov. 2023:** Judge halts project expansion
- **Feb. 2024:** WE stopped paying interest
- **Feb. 2024:** Onstream delayed by 1 year + to 2027
- **Aug. 2024:** APD says project has been put on hold
- **Oct. 2024:** APD sued John Risley to enforce loan guarantee

"Create Shareholder Value" Presentation on APD's Website (as of 12/4/24)


World Energy Update
Moving forward
Attractive returns secured by new agreements
• World Energy long-term off-take agreements with Microsoft and DHL
- "Book and claim" certification process
➢ Separate the environmental attributes of SAF from the aviation fuel
➢ Allows blue-chip companies globally to directly receive environmental credits and help achieve their sustainability goals
➢ Enable SAF producers to receive value for providing the environmental benefits
- The two agreements account for >15% of total output

"Attractive returns secured"

Sources: Complaint filed in Air Products and Chemicals, Inc. v. John Carter Risley, sell-side research, conference call transcripts, and Company website for "Create Shareholder Value" presentation with filename "APD IR Handout 2024 Aug v3".

MANTLE RIDGE
116

APD’s contract with World Energy is structured as a tolling agreement. World Energy pays monthly fees to APD, effectively paying APD a fixed percentage return on the total capital spent to build the facility1. Despite large budget increases, APD’s CEO leads investors to believe that this structure ensures APD’s returns are secured, as World Energy’s fees to APD increase with a growing capital budget. (1) Source: APD investor presentations and transcripts, MR research. (2) For illustrative purposes, to illustrate the impact of an increasing capital budget on World Energy’s fees to APD. Limited disclosure is provided. Assumes APD annual opex is 6% of facility cost, based on MR research. World Energy: Air Products Claims it Will Earn a Fixed 11% Return No Matter How Much Capital is Spent 117 “The return on that project, the way we have the agreement, is that when the project is built, whatever the cost of capital, whatever it is, Air Products would get 11% return on it. That is the agreement.” - APD CEO, 12/5/2024 Illustration - Impact of Increasing Project Cost on World Energy’s Fees to APD2 While this appears to be technically correct, does APD’s logic —“whatever” the capital cost is, APD will get an 11% return—hold if: (i) the customer has poor credit quality, as is the case with World Energy? (ii) the increased capital cost for APD, and therefore operating cost for World Energy (or any customer who might take over the facility), makes the project economically unviable? World Energy’s payments to APD increase substantially as project costs escalate. At some point, the project becomes economically unviable for World Energy, or any potential customer. With large budget increases, and the project now “on hold”, has it reached that point?

Aug. 2024: APD Commentary: “very good relationship”…“feel pretty good about that project”…“on hold until we get our permits” “In terms of our relationship with World Energy, we have a very good relationship with them…Obviously, we have been working with them for a few years. In terms of the standards of the project, we have put that project on hold until we get our permits. We always said that, that process will probably take a year and we still expect that…So we feel pretty good about that project, but it is on hold until we get our permits. And considering that we are operating in the state of California, we just have to wait and see how that works out.” - APD CEO, 8/1/2024 World Energy: APD Provided $270mm Loan to Customer to Take Out its Existing Debt; Customer Defaulted Within Months 118 In late 2023, “in response to mounting challenges facing the project”1, APD loaned World Energy $270mm to pay off its existing debt and acquired World Energy’s existing facility. Within months, World Energy defaulted on APD’s loan. APD has already committed ~$2bn of capital, but has now put the project on hold, blaming permitting issues and other “excessive risks” From APD’s lawsuit filed against guarantor (Oct. 2024)1: “In response to mounting challenges facing the Project, including inefficiencies resulting from the division of responsibilities existing at the time, Air Products and World Energy determined, in 2023, to restructure their relationship. Specifically, they agreed that Air Products would acquire the facility assets, pursuant to an Asset Purchase and Sale Agreement dated May 4, 2023.” “Because World Energy required additional capital to refinance existing debt and support its ongoing involvement in the Project, Air Products agreed to provide a senior secured term-loan credit facility in the aggregate principal amount of $270 million. That credit facility is governed by a Credit Agreement, dated as of November 14, 2023.” Sources: Complaint filed in Air Products and Chemicals, Inc. v. John Carter Risley, Company public filings, sell-side research, and conference call transcripts. (1) Complaint filed in Air Products and Chemicals, Inc. v. John Carter Risley. Question: did this soon-to-default loan reflect continued poor judgment, or the Company’s desire to pre-empt a major, unwelcomed headline? Nov. 2023: APD provides $270mm loan to World Energy to refinance existing debt, acquires facility “mounting challenges facing the project”

Q: “But there was a lawsuit that became public about 2 weeks ago that shows Air Products [loaned] World Energy a good amount of money, that World Energy has since defaulted on. So how do we square that?” APD CEO: “That is the normal course of business. It's a guarantee about certain payment. It is insignificant, but it obviously does become public. And we, obviously, always protect our rights and so on, but that doesn't mean that there is a bad relationship between Air Products and World Energy. Just the normal course of routine. I can have Sean make a comment on that, if you want. Sean? APD GC: Thanks, Seifi. I think it's important that particular piece of litigation does not involve World Energy and our relationship with World Energy continues to be very strong and robust.” -APD Earnings Call, 11/7/2024 World Energy: After World Energy’s Default on APD’s Loan, APD Sued a Personal Guarantor of the Loan, but Not World Energy 119 (1) Sources: Complaint filed in Air Products and Chemicals, Inc. v. John Carter Risley, sell-side research, and conference call transcripts. After World Energy defaulted, APD filed a lawsuit against John Risley1, one of World Energy’s backers, who provided a $25mm personal guarantee of World Energy’s obligations to APD. The lawsuit shows that World Energy defaulted on the loan within months and has not paid interest to APD since February 2024. When asked, the Company described these events as “the normal course of business” APD Lawsuit Filed 10/22/24 Question: why would APD sue a guarantor for a portion of unpaid interest, but not take action against World Energy? Oct. 2024: APD suing guarantor, World Energy in default on APD’s loan: Nov. 2024 - APD Commentary: “normal course of business”…”just the normal course of routine”…”doesn’t mean there is a bad relationship”

Signs of financial stress at World Energy have been evident for years, but APD has continued to commit more capital (1) Employee count per Boston Globe article, April 2023. Loan applications filed as part of PPP program in April 2020 and April 2021 show World Energy had 200 and 195 employees, respectively. (2) Source: Waste Management National Services v. West Coast Environmental Solutions Inc, Altair Paramount. Complaint withdrawn on 1/23/2023. (3) Letter from Timec Oil & Gas to World Energy, 5/5/2023. Complaint withdrawn on 9/8/2023. World Energy: $2 Billion+ Bet on a Small Customer (~300 Employees1) with Signs of Financial Stress for Years 120 World Energy Sued by Waste Management Company for $47k of Unpaid Bills (October 2022)2 “On or about November 18, 2021… entered into a written Industrial Waste & Disposal Services Agreement… …became indebted to Plaintiff in the agreed principal sum of $47,683.10 for waste disposal services… …Neither the whole nor any part of the above sum has been paid…” Construction Firm Sends World Energy Letter Notifying of $340k of Unpaid Invoices, Then Sues (May 2023 – Sept. 2023)3 Letter references World Energy claiming that it was waiting on a “round of financing” to pay the invoices”, six months before APD’s loan to World Energy. The fact that World Energy was waiting on financing to pay such a small invoice only months after entering into the contract points to financial distress: “As you know, as of the date of this letter, there is approximately $340,025.20 past due and owing to TIMEC from World Energy, LLC and/or its subsidiary AltAir Paramount, LLC (together, "World Energy")…We understand from email correspondence that World Energy will pay this past due amount when a ‘round of financing’ is received.”3 It is hard to understand how an industrial gas company could commit $2 billion+ to a project — among the largest projects in the history of the industry — with a customer of such small scale and low credit-quality, and also increase exposure by providing a loan to the customer to take out its existing debt. And all of this to then place the project “on hold” due to “excessive risk”, when risks were clear from inception Question: do World Energy’s signs of distress mean that it has no other viable sources of capital besides APD?

APD’s Approach Peers’ Approach Scale / Capital Deployed Per Project $7bn+ <$2bn Scope Full scope, including carbon sequestration and ammonia Core scope (gases), partner with others for non-core Customer Offtake, No Market Risk Contracted, Reduced Capital Risk Low Operational, Technology, Scale Up Risk Louisiana: APD’s Approach to Blue Hydrogen / Ammonia has Diverged From Peers’ Strategy and risk profile aligned with core industrial gas business model While APD has some blue hydrogen/ammonia projects (e.g., Alberta) that are structured consistently with the core business, its approach to the Louisiana blue hydrogen project is meaningfully different than peers’ 121

Air Products Linde / OCI Air Liquide/Exxon Air Separation Hydrogen Production Carbon Capture Carbon Sequestration Ammonia Production Total IG Player Scope $7.0 billion $1.8 billion $0.85 billion Louisiana: APD’s Project Scope vs. Peers’ APD has taken on much larger scope than its peers, resulting in additional financial and operational risks as well as increased engineering costs = Air Products Scope: $7.0bn = Linde Scope: $1.8bn = Air Liquide Scope: $0.85bn 122

Louisiana: Took on Expanded Scope and Failed to Execute 123 The result of Air Products’ increased scope has been budget increases, project delays, and loss of any “first-mover” advantage, with the project expected to come online years behind Linde/OCI Sources: Company public filings, press releases, conference call transcripts, and sell-side research. “[W]e hope that the process [sequestration permits] will not take 5 or 6 years, that it usually does, but may be less than 2 years. So we are very optimistic about that, but we have done a lot of homework along those lines.” - APD CEO, 10/14/2021 In fact, permits are several years delayed… Because of poor underwriting and/or execution, Air Products is no longer a “first mover”, as the Linde OCI project is expected to come onstream two years earlier Announced: 2021 2026 Onstream: 2028 ~2 Year Delay Announced: 2023 Onstream: 2026 Original $4.5bn 2021 Oct. 2021: Louisiana Blue H2 Announced 2023 Nov. 2023: >50% Budget Increase $7.0bn 2024 Dec. 2024: Potential 7% Budget Increase? $7.5bn? No formal updates on budget in over a year $2.5 billion budget increase described as $1.0 billion of inflation and $1.5 billion of primarily increased scope for future expansion “In terms of actual expenditure and commitment, we are at around $2 billion out of the $7.5 billion. Then I'd like to clarify one thing is that the investors shouldn't expect that Air Products will spend $7.5 billion of our own money in there.” - APD CEO, 12/4/2024 Budget Increases Onstream Delays

Louisiana: Lack of Transparency on Project Costs

Air Products has not been transparent in detailing or updating the expected project costs of Louisiana, which may be greater than the Company's formal $7.0 billion estimate

Blue Ammonia Capacity Comparison (mmtpa)



3.0
2.5
2.0
1.5
1.0
0.5
-
Linde / OCI[1]
Air Products[2]

Blue Ammonia Cost Comparison ($mm)



$4,000
$3,000
$2,000
$1,000
$-
Potentially higher cost?
Linde / OCI[1]
Air Products[3]
Implied APD[4]

APD's hydrogen plant costs are in-line with Linde's, but APD's ammonia plant, which is ~2.5x the size of OCI's, is (based on very limited disclosure) estimated to cost roughly the same amount

No formal budget update has been given in over a year and there is no "lump sum" contract (with third parties to build) yet – are additional budget increases to come?

*"We have done most of the engineering. **We are going to start bringing contractors now that the engineering is done so that we can get lump sum prices from the contractors**."*

- APD CEO, 11/7/2024

1) APD CEO asserted $7.0 billion cost on 11/7/2024…

*"We feel pretty good about that. **We feel pretty good about the number that we have announced publicly about $7 billion**."*

- APD CEO, 11/7/2024

2) …suggested greater than $7.0 billion 6 days later…[3]

*"**The Louisiana project total capex is >$7bln**, which includes (roughly) ~$4.5bln for H2, ~$1.0bln for carbon sequestration, and $1.5bln for ammonia."*

- Wolfe, 11/13/2024

3) …and reiterated $7.5 billion twice the next month

*"So where we are with the project is that we are very well advanced on engineering. We have ordered the major pieces of equipment. **In terms of actual expenditure and commitment, we are at around $2 billion out of the $7.5 billion**. Then I'd like to clarify one thing is that the investors shouldn't expect that Air Products will **spend $7.5 billion** of our own money in there."*

- APD CEO, 12/4/2024

(1) *Source: Public filings and conference call transcripts of Linde, OCI, and Woodside. OCI ammonia plant estimated to cost "north of" $1.4 billion for 1.1 million tons per year.*
(2) *APD Q2 '24 earnings call transcript. "We are installing 2.8 million tons of capacity to make ammonia." – APD CEO, 4/30/24.*
(3) *Sources: Wolfe Research, 11/13/2024.*
(4) *Illustrative cost assumption calculated as OCI's cost per ton of ammonia multiplied by APD's stated ammonia capacity.*

MANTLE RIDGE
124

Compete with a much wider ecosystem of potential partners or focus on sizable opportunity in core projects serving ecosystem? Focusing on its narrower core capabilities would align capital deployment with the characteristics of the core business, while supporting an acceleration of clean energy 125 Rather than expand its scope to compete with a much wider ecosystem of established players – into a range of activities of lesser quality and greater risk than the core business – APD could focus on executing a higher share of projects with only core activities, thereby supporting a larger number of projects Ammonia Carbon Sequestration Core Industrial Gas Projects Supporting Blue and Green Hydrogen Louisiana: Competing with Ecosystem Partners

Description Air Separation Consistent with Core Green H2 Production Technology Risk Ammonia Production Not Core Competency / Competing with Customers Merchant Ammonia Commodity Exposure / Competing with Customers EPC for Project Execution Risk Total Scope (incl. JV) $8.4 billion1 NEOM: Air Products’ Project Scope Air Products has taken on project elements that are (i) outside of the Company’s previous core competencies, (ii) include operational and technological risks that are inconsistent with the Company’s core business, and (iii) increase commodity exposure while introducing competition with its own customers Technology Risk Commodity Exposure Competing with Customers Consistent with Core EPC – Execution Risk, especially as primary EPC, given scope, scale and novelty (1) Total project scope includes JV partners’ share. 126

NEOM: APD's Investment Thesis has Changed

Air Products committed to a 30-year offtake agreement approaching $1billion in annual cost[1] before there was clarity on the primary market for future customers. Target markets have evolved both geographically and by industry, leaving APD with only one customer for ~35% of volume beginning three years after its annual commitment begins



Primary Market
Mobility in Asia and Europe
Mobility in Europe
Heavy Industry in Europe
Jul. 2020: NEOM Announced
Japan announces plans to use blue ammonia for power generation
2020
2021
2022
2023

"Our focus is fueling hydrogen fuel cell buses and trucks."
- APD Investor Presentation, 7/7/2020

*"I mean, people are talking about a lot of different theories, but **<u>we have come up with a way of taking green hydrogen and actually converting it to something that can be transported and delivered through a different station in -- whether it is in Frankfurt or Tokyo or Shanghai</u>**."*
- APD CEO, 7/23/2020

"And our primary target was and continues to be Europe because of the location of NEOM."
- APD CEO, 7/25/2022

*"The blue ammonia obviously interests us, and we will get into blue ammonia. But the comment that the NEOM is still very, very solid ground because **<u>we never expected to sell green hydrogen in Japan because we knew what they were going to do</u>**. The biggest user of green will be in Europe because those countries have made a commitment that they want to go green. You see, right now, Europe wants to go green. Japan is leaning toward being blue. The rest of the world, still struggling with which way they want to go. So as a result, a company like us, they need to be in all 3 of these things in a big way."*
-APD CEO, 3/3/2021

*"Well, when we built to make the commitment to NEOM, we obviously thought that the heavy industry will be one of the most important targets. These things, Jeff, as I've always said, the energy transition to clean energy is not an economical decision. It is a policy-driven decision…**<u>When you talk to their government officials, they are very public to saying that, "Look, I'm not focused on converting the trucks, I'm focused on converting my steelmaking and my chemicals, go sell to those people." So that has changed.</u>** They have put the incentives in order to incentivize those people to do the conversion. And therefore, the landscape in terms of the usage has changed.."*
-APD CEO, 3/15/2023

"[APD] thought the buyers of clean hydrogen in the early days of the announcement of the project were to be Asian bus fleets. Then the end-markets were to be European hydrogen fueled trucks. Now demand is to stem from heavy industry."
- JP Morgan, 2/29/2024

(1) Source: UBS estimate, 7/19/2023.
Sources: Company public filings, conference call transcripts, and sell-side research.

MANTLE RIDGE
127

NEOM: APD Offtake Liability Created Excessive Risk

There are two relevant components of the NEOM project with two very different risk/return profiles for APD. The offtake APD was willing to take from the JV shifted risk from the JV to APD alone (risks should have been underwritten by customers via firm offtake)

	Production JV	APD's Offtake Liability
Committed Capital	$2.8 billion[1]	~ $20 - $30 billion over 30 years[2]
Risk Level	Modest	High
Unlevered Return Level	Low[3]	Uncertain
% of Capacity Committed	100%	~35%
Start of Offtake	Onstream	3 Years After Onstream
Commodity Risk	X	✓
Regulatory Risk	X	✓
High Credit Quality Customer	✓ AIR PRODUCTS	X *Unknown customer for ~65% of the volume and first three years onstream*

"Air Products has taken the risk of building an $8.5 billion project in the middle of the desert or a $7 billion project in Louisiana, and we are getting all the grief we are getting by being the first mover. If we have done that, therefore, we deserve the highest possible return that we can extract from the market."
-APD CEO, 2/21/2024

The market price of green hydrogen, a globally traded commodity, will be determined by global supply/demand balances and penalties associated with regulations (most of which begin in 2030 if not changed), not by the price that APD chose to pay in its offtake in 2020, or by the Company's assessment of its own risk

(1) *Reflects APD's 1/3 ownership of $8.5bn project.*
(2) *Source: UBS estimate, 7/19/2023.*
(3) *APD publicly stated the price of their offtake agreement with the JV did not increase when total project costs increased from $5.0 billion to $8.5 billion. The production JV's unlevered return would have decreased materially as a result.*

MANTLE RIDGE
128

NEOM: Customer Offtake Disclosure is Opaque 129 Q: “I wanted to ask a question on the NEOM offtake. There's just been some chatter, I guess, more recently around some finer details around that contract. So you highlighted take-or-pay. You mentioned you're comfortable with the returns. I guess some of the questions have been if there's any qualifying events, be it regulatory or credits that need to be put in place before that contract goes into effect or whether you would say what you have today is more iron clad, there's nothing that needs to happen for that to hit your return targets?” APD CEO: “Well, that's very detailed question about the details of the contract. We are continuing to negotiate the details but I have my Chief Legal Officer, Mr. Sean Major, who was very instrumental in negotiating that contract. So I think it's better if I turn it over to him to try to amplify on that. Sean?” APD GC: “Yes. Thank you, Seifi. We are generally comfortable with that contract. It's consistent with similar offtake agreements, and we're fully confident that, that will be fully operational, consistent with the terms of the agreement.” -APD Earnings Call, 11/7/2024 There has been minimal disclosure on the Total offtake, including non-sensitive aspects regarding structure and commercial terms of significant importance to APD investors. When asked for basic clarifications on the recent earnings call, the CEO says they are “continuing to negotiate the details” of the important agreement signed five months prior in June Does the Total contract have “qualifying events” or is it “iron clad”?

NEOM: 20% Return Disclosed in Preliminary Proxy was Removed 130 APD’s disclosure on the expected returns of NEOM has been opaque and has changed over time. APD included in its preliminary proxy a disclosure which stated that the Total “offtake” would generate a “20% return on invested capital“. This was later removed from its definitive proxy Sources: APD Definitive Proxy Statement filed 12/3/24 and APD Preliminary Proxy Statement filed 11/22/24 Redlined Excerpt from APD’s Definitive Proxy Statement as Compared to the Preliminary Proxy Why was the return removed? Is this a levered or unlevered return estimate? Does the return account for the time value of money impact from the long development period and the ramp to cash flow? What does the return calculation assume for the 65% of production volume outside of the Total contract? What does the return calculation assume for 2027 – 2029 when the project is onstream but the Total contract has not started? What does the return assume for downstream capex (for this volume)? Can you provide details on how the Hydrogen will get from the terminal to Leuna refinery (~350km inland)? Who pays for the pipeline? What do the “attractive terms” include - does the Total contract have any “outs” related to changes or delays in regulatory requirements, government credits or penalties, future build-out of additional infrastructure, or other contingencies? The removal of this language from the Company’s Definitive Proxy Statement raises several questions:

Peers Understood that APD’s Strategy was Misguided: Offtake 131 Air Products Linde Air Liquide “We should not be in a hurry to go and sell this stuff cheap just because that makes everybody feel happy…We think the value of these products will become higher as we get closer to where the demand is there, and there is not that many people who are supplying it. So do not expect for us to come and make a big announcement about selling this product in the near future because we are just not going to do that.“ - CEO, 11/7/2023 “…we have not yet identified any large on-site green hydrogen projects that meet our investment criteria. I expect to see small to midsized green hydrogen projects, primarily to serve merchant-type demand.” - CEO, 2/6/2024 “As a reminder, the Linde definition of project backlog is unique and the most stringent in the industry. Inclusion requires assured growth, a customer contract with fixed fees and explicit termination provisions to ensure investment returns.” - CFO, 10/26/2023 “…for every project that we are building, we have a strong signed contract with a known customer, and we are not building and wait for the market to come.” - CEO, 10/25/2023 “…on the green hydrogen projects. To make it short, they are extremely similar with our large industry contracts overall. We are targeting basically the same level of return. We have the same structure in the contract, long-term contracts with monthly fee, with take-or-pay.” - CEO, 10/25/2023

132 Peers Understood that APD’s Strategy was Misguided: Gasification, Including China Air Products Linde Air Liquide “And I know there is a lot of skepticism [on gasification], a lot of the skepticism is obviously fueled by our competitors who are not doing this, but 2 or 3 years, they will be doing what we are doing, if not more aggressively.” - CEO, 5/15/2018 “We see significant opportunity in China, especially in coal gasification. I know that there are people who have always been saying that coal gasification in China is a waste of time and the government is not committed to that, these projects are not profitable, and so on. We respectfully disagree with that. - CEO, 9/12/2017 “I'll begin by just kind of reminding you that in China, we serve some of the Tier 1 customers who tend to have the best cost position in their fields and have been quite stable through this downturn. So I think it's -- just as a starting point, having a high-quality customer in China actually is very, very important for the stability and performance of that business.” - CEO, 8/2/2024 “…it's clear that there's link between gasification and CO2 emissions. I mean this is just a fact. We are now engaged in a more responsible growth, but we will look for each and every new investment at the emissions situation, and we will take that emission, new emission into account when we decide. Doesn't mean in practice that we would be necessarily out of gasification business, but we will think twice before we engage into a new project…. and we are not necessarily going to jump on every single gasification project in wherever it is, China or elsewhere in the world.” - CEO, 2/14/2019 Peers have limited exposure to gasification, particularly in China, due to concerns around customer credit quality and carbon emissions

133 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Rather than fix the underlying issue with ongoing projects, which would alleviate any leverage or investment capacity concerns… Descope or modify ongoing speculative projects with risk profiles that are not consistent with the core business, including the $7bn+ Louisiana Blue Hydrogen …Air Products considered selling off part of its core business to fund its continued pursuit of its speculative projects. “[APD] has put its South Korean unit up for sale…[APD] has selected Citigroup Global Markets Inc. as the lead manager to sell the second-largest industrial gas supplier in Korea and complete transactions by year's end…[APD] plans to use the proceeds for investment in its blue hydrogen business, sources said.” – The Korea Economic Daily, 8/7/2024 APD cancelled this sale process after our Oct. 4th letter outlining it should not pursue this sale Note that this business is part of APD’s industry-leading exposure to the secularly growing semiconductor business “So clearly, I mean, that's a very good trend for the Electronics. All in all, the trend remains positive. You have in mind that the semiconductor segment is going to probably double by 2030. So those are significant opportunities for Air Liquide.” – AI CEO, 4/24/2024 134 Rather than Fix the Problem…APD Considered Selling the Core?

Rather than Fix the Problem…APD Sold LNG at a Low Multiple

Rather than fix the underlying issue with ongoing projects, which would alleviate any leverage or investment capacity concerns…

…Air Products sold off its LNG business for a very low after-tax multiple of normalized earnings

Stated Multiple of EBITDA		Multiple of EBIT		After-Tax Proceeds Multiple of NOPAT		After-Tax Multiple of *Normalized* Unlev. After-Tax FCF
~13x	Low Capital Intensity	~13x	Tax Leakage	~14x	Under-Earning, Accruals	*Adjust for non-recurring equipment accrual headwind*

Honeywell has highlighted the extremely attractive prospects for this business, likely now enhanced by recent political shifts

*"The recent acquisition of LNG business should also support it. So overall, we do expect business to follow on the Honeywell **growth rate likely in the upper end of our 4% to 7%**."*

- Honeywell CEO, 10/8/2024

What portion of the below $175mm headwind is associated with the LNG business?

*"**Changes in estimates on [sale of equipment] projects** accounted for under the cost incurred input method **unfavorably impacted operating income by approximately $175 [million] in fiscal year 2024** …"*

- APD 2024 10K

MANTLE RIDGE

135

12% 0% -2% 11% 3% 15% 2024 - Company Metric Goodwill + Indefinite Intang. Proportional JV Debt MR Adjusted ROIC Construction in Progress (CIP) MR Adj. ROIC, Ex. CIP 0% 5% 10% 15% 20% 25% 30% 35% 0% 0% 26% 3% 29% 26% 2024 - Company Metric Goodwill + Indefinite Intang. Proportional JV Debt MR Adjusted ROIC Construction in Progress (CIP) MR Adj. ROIC, Ex. CIP 0% 5% 10% 15% 20% 25% 30% 35% 11% 8% 0% 18% 4% 22% 2024 - Company Metric Goodwill + Indefinite Intang. Proportional JV Debt MR Adjusted ROIC Construction in Progress (CIP) MR Adj. ROIC, Ex. CIP 0% 5% 10% 15% 20% 25% 30% 35% Normalizing accounting definitions across the peer group, Air Products’ ROIC is far below peers’ APD1 Return on Invested Capital is Far Below Peers 136 LIN1 AI1 Primarily Jazan, increasing impact of NEOM in ’24+ (1) Reported metrics based on company filings, 2024 estimates for LIN and AI based on YTD results.. “MR Adj. ROIC deducts goodwill and indefinite lived intangibles from Capital Employed and for APD adds its proportionate share of NEOM and Jazan project debt to invested capital, and its proportionate share of Jazan a/t interest expense to NOPAT. MR Adj. ROIC ex. CIP deducts avg. Construction in Progress balance (including proportionate share of NEOM debt) from Capital Employed. AI’s stated metric does not adjust for large goodwill balance – needs to be adjusted to properly measure asset efficiency Deducts goodwill + indefinite intang. for APD vs. Peer Avg (bps) (590) (1,080) (1,090) vs. Best-in-Class (bps) (1,340) (1,450) (1,440)

MR estimates APD’s return on Growth CapEx that has come on-stream since 2019 has been ~8%. MR’s analysis includes APD’s portion of Jazan on an unlevered basis: Source: Company filings, MR estimates. (1) Company reported growth CapEx adjusted to include MR's estimate of APD's portion of Jazan's project financing. (2) Company reported CIP adjusted to exclude NEOM project financing and partner equity. 137 Return on Growth CapEx has Been Subpar (1 of 2) Assumes 3% organic EBIT growth from ’20 to ’24; if organic growth were higher, implied return on Growth CapEx would be lower (and vice versa) Implied Return on Growth CapEx 2019 Reported Adj. EBIT (incl. JV Income) 2,385 Organic EBIT (incl. JV Income) CAGR - '20-'24 (5yr) 3.0% 2024 Organic Adj. EBIT (incl. JV Income) 2,765 (A) Organic EBIT Growth $ 380 2024 Reported Adj. EBIT (incl. JV Income) 3,595 FX Headwind 92 Proportionate Jazan Interest and Taxes 263 PF 2024 Reported Adj. EBIT (incl. JV Income) 3,950 Total PF Adj. EBIT CAGR - '20-'24 (5yr) 11% (B) Total PF EBIT Growth $ 1,565 (C) = (B) - (A) Implied EBIT from Growth CapEx 1,185 Adj. CapEx¹ - '20-'24 (5yr) 24,056 (-) Maintenance CapEx - '20-'24 (5yr) (3,466) Adj. Growth CapEx¹ - '20-24 (5yr) 20,590 (-) Change in Adj. CIP² ('19 to '24) (6,171) (D) On-Stream New Projects - '20-24 (5yr) 14,419 (E) = (C) / (D) Implied Return on Growth CapEx 8%

Source: Company filings, MR estimates. (1) Company reported CIP adjusted to exclude NEOM project financing and partner equity. (2) Jazan on-stream CapEx adjusted to include APD's share of the project financing. 138 Return on Growth CapEx has Been Subpar (2 of 2) APD Adj. Growth CapEx ($ bn) APD Implied On-Stream Projects ($ bn) MR Estimate of APD's '20-'24 On-Stream Projects ($bn) Implied Return on Growth CapEx Sensitivity Either the implied return from on-stream projects was subpar or underlying organic growth was flattish or negative 2.2 1.8 6.4 5.9 4.4 20.6 2020 2021 2022 2023 2024 '20-'24 Reported Growth CapEx Jazan Proj. Financing 1.0 20.6 (14.4) 7.2 2019 Adj. CIP¹ Adj. Growth CapEx '20-'24 On-Stream Projects '20-'24 2024 Adj. CIP¹ Implied 6.1 0.9 1.0 6.4 14.4 Jazan² China Gasification Uzbekistan Other/Core Projects Total On-Stream ~55% of on-stream projects were in gasification / Uzbekistan 10% 8% 6% 1.0% 3.0% 5.0% Organic EBIT 5yr CAGR ('20-'24) Implied EBIT from Growth CapEx / On-Stream Projects CapEx

Not All Returns Are Created Equal 139 Quoted project returns should be consistent and clear in the way they are calculated and presented Project returns and their adequacy should be evaluated with a consistent framework: Is stated return a levered or unlevered return? Does stated return properly capture the time value of money related to multi-year construction periods prior to onstream cash flows? Does stated return properly capture the gap between when a project comes onstream and when offtake agreements begin, if any? Does stated return compensate for any incurred balance sheet risk (e.g., APD-committed offtake)?

Not All Returns Are Created Equal: Levered vs. Unlevered 140 APD often fails to differentiate between levered and unlevered returns when evaluating the success of onstream projects and/or the risk of future projects. The impact of leverage can be substantial and needs to be transparently presented Illustrative returns analysis of 30-year cash flows. Assumes $1 billion project with terminal value conservatively assumed to equal original project cost in Year 30. All capital assumed to be spent in Year 0 with positive cash flow beginning in Year 1. All returns shown after-tax at a 22% tax rate. Levered IRRs assume the project is financed at 70% loan-to-cost with 30-year debt at 5% interest. Debt assumed to be interest-only during the construction period with construction interest capitalized to total project cost and debt fully amortizing thereafter. Illustrative 10% Unlevered IRR Illustrative 10% Levered IRR A 20%+ levered IRR can be achieved through project financing with 70% leverage at 5% interest. The higher return is purely a function of financing, not a reflection of superior underlying project economics Alternatively, if a quoted 10% IRR is already a levered return, it may equate to a mid- to high-single-digit IRR on an unlevered basis

Not All Returns Are Created Equal: Time Value of Money 141 APD often cites “run-rate, cash-on-cash” returns that fail to acknowledge the economic impact of the time value of money. For projects with significant latency between initial development and completion (and thus positive cash flow), calculated returns need to account for the time-value impact Illustrative returns analysis of 34-year cash flows. Assumes $1 billion project with terminal value conservatively assumed to equal original project cost in Year 34. Capital assumed to be deployed in equal amounts for each of the four years of construction with positive cashflow beginning after project completion. All returns shown after-tax at a 22% tax rate. Levered IRRs assume the project is financed at 70% loan-to-cost with 30-year debt at 5% interest. Debt assumed to be interest-only during the construction period with construction interest capitalized to total project cost and debt fully amortizing thereafter. Assumes debt and equity can be funded pro-rata through the construction period. Illustrative Return Impact of a 4-Year Development Period If a project takes four years to build, the returns used to evaluate the project should account for the time-value impact of four years of negative cash flow prior to the start of positive cash flow

Jazan: Mixing Levered *vs.* Unlevered Return

Air Products measures the success of Jazan based on its EPS contribution and its portion of the project's equity investment, (*i.e.*, a levered return). On an unlevered basis, MR estimates the project does not meet Air Products' minimum return requirements

Estimated Project Returns on Jazan



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
12.5%
7.3%
9.3%
Minimum unlevered return of 10%
May understate return due to maintenance capex vs. D&A mismatch
After-Tax Levered Return
After-Tax Unlevered Return
EBIT/Capital Deployed

APD has indicated that Jazan's EPS contribution steps down to $1.15 in Year 11, further reducing after-tax unlevered returns by ~70+ bps

"__Seifi has always told investors that our mantra internally is to earn a minimum 10% EBIT for every dollar of capital that's invested in the ground or another proxy would be a 10% unlevered project return. And again, I'd stress the minimum return.__ Two recent examples, which you can see, is in January of this year, we announced the Group II closing of our Jazan transaction, where we acquired the world's largest industrial complex in Saudi Arabia for $12 billion, and that was closed over 2 group phase approach.

We've guided investors to $1.35 in EPS for that, and we invested roughly $2.4 billion in equity in that venture. And as investors can do the math, that's well north of a minimum 10% return that we've spoken about…

So I think we are tremendously excited about the projects we're executing. And again, we'd guide you back to that minimum 10% EBIT on every dollar of capital."

--APD VP of Investor Relations, 3/20/2023

Source: Company filings, conference call transcripts and MR analysis.
Levered return calculated as Net Income/Equity based on APD's guidance of $1.35 EPS and $2.4bn of equity. Unlevered return calculated as NOPAT/total invested capital assuming a 22% tax rate and 5% interest rate on APD's $3.7bn portion of debt. APD's total invested capital (debt + equity) estimated to be $6.1bn. EBIT/Capital Deployed calculated as EBIT/total invested capital.

MANTLE RIDGE
142

NEOM: Illustrative Levered *vs.* Unlevered, Time Value of Money on Development, and Gap in Cash Flows between Onstream and Offtake

APD has not adequately addressed the risk of projects coming onstream ahead of the start date of offtake agreements. NEOM comes onstream three years in advance of the Total offtake agreement (~35% of volume) with no known customers from 2027 – 2029. APD's estimated $1 billion[1] per year offtake liability begins in 2027

Illustrative Impact of a 4-Year Development Period and 3-Year Offtake Gap


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Note: illustrative as minimal disclosure provided
10.0%
8.7%
7.6%
20.6%
16.3%
12.3%
IRR
IRR w/ 4-Year Construction
IRR w/ 4-Year Construction + 3-Year Offtake Gap
IRR
IRR w/ 4-Year Construction
IRR w/ 4-Year Construction + 3-Year Offtake Gap
Unlevered IRRs
Levered IRRs
B
A

APD has committed to offtake 100% of the product from JV starting in 2027 upon project start-up

This may be resold with uncertain demand and pricing, and thus cash flow in 2027-2029 and for non-Total volumes in 2030+, the results of which would impact returns

Announced 15-Year "offtake" for partial (~35%) volumes begins in 2030, but ends with 12 years remaining on APD's offtake commitment (thus risk introduced if Green H2 cost curve declines)

Based on analysts' estimates of APD returns from estimated Total offtake pricing, APD appears to be stating returns on misleading, levered method "A", rather than appropriate unlevered method "B"

What unlevered, properly calculated return would be appropriate to compensate for the estimated $20-30bn nominal three-decade offtake commitment APD incurred?

(1) Source: UBS estimate, 7/19/2023.
Illustrative returns analysis of 37-year cash flows. Assumes $1 billion project with terminal value conservatively assumed to equal original project cost in Year 37. Capital assumed to be deployed in equal amounts for each of the four years of construction with breakeven cashflow on a levered basis beginning after project completion. All returns shown after-tax at a 22% tax rate.
Levered IRRs assume the project is financed at 70% loan-to-cost with 30-year debt at 5% interest. Debt assumed to be interest-only during the construction period with construction interest capitalized to total project cost and debt fully amortizing thereafter. Assumes debt and equity can be funded pro-rata through the construction period.
3-Year Offtake Gap assumes project comes onstream three years ahead of an in-place offtake agreement. Assumes breakeven cash flow on a levered basis between onstream and start of offtake.

MANTLE RIDGE
143

144 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Engineering & Development Costs – Key Takeaways

- **APD significantly increased engineering and development (E&D) resources to pursue large, non-core projects including:**
  - Large Scale Green H2 (NEOM)
  - Sequestration (Louisiana)
  - Ammonia synthesis (Louisiana)
  - Sustainable Aviation Fuel (WE SAF)
- **Thousands of high-costs engineers were hired above and beyond what is required for the core business**
  - From FY'18 to FY'23 APD's headcount increased ~6.7 thousand (over a 40% increase)
    - Air Liquide and Linde headcount was up 3% and down 8%, respectively, over this period
  - MR estimates >5k of the ~6.7k headcount increase was tied to the pursuit and development of large, non-core projects, including expanded scope
- **MR estimates the pre-tax cash cost of the excess hires is ~$750mm/year**
  - Majority of this cost is capitalized and doesn't flow through the P&L
  - However, MR believes a material portion (**~$1.00+ per share**) has impacted APD's P&L as expensed engineering and development costs
- **If APD pursues future growth in a manner consistent with the core model and peers, this excess cash and P&L cost will unwind**
  - ~$1.00+ of EPS upside
- **While management has attempted to deflect attention by emphasizing most of this excess cost is capitalized, they have:**
  - Admitted to significant "development costs" flowing through the P&L
  - Highlighted rationalizing ~1,000 employees as the "Other Cost" headwind suddenly reversed in 2H'24
- **Quantifying and highlighting the magnitude of the earnings drag will enable investors to properly value the core business**

MANTLE RIDGE

145

Engineering and Development Costs Have Been a Driver of the Significant Ramp in the Company's "Other Cost" Headwind

APD "Other Cost" Year-over-Year EPS Headwind[1]



$0.17
$0.38
$0.46
$0.84
$1.11
2019
2020
2021
2022
2023

YoY EPS Growth Headwind	*5%*	*5%*	*10%*	*11%*

*"**__We also incurred additional costs purposefully to support our future growth. These include resources required to develop projects and bring them onstream__** as well as investments and facilities such as our new helium storage cavern, which will generate significant value in the future."*

\- APD CFO, 11/3/2022

10K MD&A Highlights Cost Headwind to P&L:

*"The higher costs were driven by inflation, planned maintenance, and incentive compensation, as well as **__project development and other costs related to the execution of our growth strategy__**"*

\- APD 2023 10K

*"... we are investing in the future projects and **__a lot of the cost -- those development costs, we cannot capitalize and__** therefore, that number **__will be with us__**."*

\- APD CEO, 5/9/2023

(1) Source: EPS bridge impact per APD teleconference slides.

MANTLE RIDGE
146

Note: Annual results are based on fiscal year results for APD and peers. (1) Excludes indexed impact of energy pass through to revenue. APD’s Significant Investment in Building Non-Core Capabilities is Obvious When Looking at Headcount Progression vs. Peers 147 APD’s employee headcount growth far outpaced peers’ from 2018 to 2023. Linde’s headcount has been reduced substantially over this period, driven by merger synergies, but Air Liquide is a fair benchmark Indexed Average Employees Indexed Revenue / Employee (ex. Energy Passthrough)1 APD has added ~6.7k employees over five years, nearly 4x Air Liquide’s headcount growth despite APD’s smaller scale Excess hiring to develop non-core projects and capabilities 80 90 100 110 120 130 140 2018 2019 2020 2021 2022 2023 APD LIN AI 80 90 100 110 120 130 140 150 2018 2019 2020 2021 2022 2023 APD LIN AI

148 APD is Underearning due to Ramp in Engineering Costs for Spec Projects with No Current Revenue (1) Fixed cost inflation headwind estimated using Company-disclosed Other Cost impact in EPS bridge disclosure and MR estimate of fixed cost base. (2) Assumes underlying inflation of 6.0% on MR estimate of fixed cost base. APD has hired thousands of high-cost engineers to develop Spec Projects We estimate a ~$1 EPS headwind o This headwind is unique to APD as peers have stuck to the core industrial gas business model “We have hired around 3,000 people in the last 3 years to position us, some of the top talent really from competition in industrial gas, EPC companies.” - APD COO, 3/1/2023 “We have added, without exaggeration, close to 2,000 people to our engineering and project management and business development staff in the last 2 years, 2,000 people. If you take $100,000, $120,000 per person, that becomes a lot of money. We have absorbed a lot of costs because of pricing and all of that, but still we are spending a significant amount of dollars in order to position ourselves that not only we develop these projects but that they also execute them and build them.” - APD CEO, 8/9/2021 APD Fixed Cost Headwind Above Inflation Est.² (per share) $0.05 $0.41 $0.64 – $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2021 2022 2023 >$1.00/share cumulative headwind APD 'Other Cost' Headwind ($mm) – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% – 50 100 150 200 250 300 350 2018 2019 2020 2021 2022 2023 YoY Change ($mm) Fixed Cost Inflation Est.¹ (%)

With Investors Increasingly Aware of the P&L Drag from Pursuing Non-Core Projects, Management Attempted to Deflect Attention 149 “… we are investing in the future projects and a lot of the cost -- those development costs, we cannot capitalize and therefore, that number will be with us.” - APD CEO, 5/9/2023 APD’s Original Posture APD’s Current Posture (Post Shareholder Pressure) Engineering resource build up is frequently highlighted as a driver of the “Other Cost” EPS headwind Significant build-up in headcount and engineering centers of excellence touted as building competitive advantage Investors were asked to “… have a little bit of patience because these costs are going to be with us.” – APD CEO, 8/9/2021 Management became progressively vague about quantifying the engineering/development cost impact while the “Other Cost” headwind ballooned in 2022 and 2023 Then: Flagged headwind Now: Nothing to see here… It seems management now wants to give the impression that a large P&L cost was not incurred (so a large future benefit should not be expected) “So those headcounts are going to come down, but they are not going to affect our bottom line because those costs are capitalized as part of the capital. So our earnings per share and so on was not being affected by those increases.” - APD CEO, 11/7/2024 However, right after the above comment, management introduced another cost bucket: “We did have increased costs, significant increased costs in terms of development costs, while we were developing those projects. Those costs are going to come down.” - APD CEO, 11/7/2024 o Why would management distinguish between “headcount” costs and “development” costs? Clearly, there has been a significant P&L impact from the pursuit of non-core projects

150 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

Air Products is Now Pivoting in Response to Shareholder Pressure

In response to shareholder pressure, Air Products is attempting to pivot in several areas, essentially admitting that its multi-year strategy, capital allocation and succession framework has been misguided

Topic	Before Shareholder Pressure	After Shareholder Pressure
World Energy	Attractive returns secured with a strong customer	After committing $2bn of capital, including $270mm loan to customer, project on hold due to excessive risk; customer in default, suing customer's backer; exploring sale
South Korea	Press reports suggest APD has hired advisors to explore sale to fund backlog	Shortly after MR's letter to the Board requesting Korea sale be halted, press reports suggest sale process has been abruptly canceled
Louisiana	APD will pursue full project scope including ammonia production/marketing and carbon sequestration	APD will look to reduce scope and equity commitment with strategic and/or financial partners
NEOM Offtake	APD will wait to sell offtake until regulatory deadlines approach as price will be higher	APD announces offtake with Total for volumes representing ~35% of NEOM's capacity, negotiating other offtakes
North Texas	APD will "definitely" build the facility and pursue other green hydrogen projects in the US	First, APD will not pursue the project until IRA finalized; then, project is abandoned
New Projects	New speculative projects, without customer offtake at inception, may be pursued even before existing projects have offtake	New projects will only be pursued with 50-60% of capacity contracted, and will not be pursued until existing projects sell offtake representing at least 75% of capacity
Succession	CEO "not going anywhere", will be Chairman "so long as vertical",	First, management committee formed, which will help CEO run Company for next decade. Next, search for President with unknown background to succeed on unknown timeline
Share Repurchases	APD will never repurchase its own shares	APD is willing to consider share repurchases

MANTLE RIDGE

151

152 Pivoting in Response to Shareholder Pressure: World Energy “Attractive returns secured by new agreements…” - APD February 2024 Investor Presentation “The return on the project is fixed. We are going to get a return on the capital that we spent, no matter what the capital is.“ - APD CEO, 2/5/2024 “…we hope that, that plant comes under stream in the end of ’25, beginning of ’26…so we are pretty excited about that project.” - APD CEO, 6/8/2023 “This project, since it is a take-or-pay, we pretty much know the return. And therefore, I can say that the return on this project will be better than the general guideline that we have given you.” - APD CEO, 4/22/2022 “The way we have the contract is that if we don’t get paid by World Energy, we take over the facility. It becomes ours, and we sell the fuel, if you’re worried about somebody not paying.” - APD CEO, 4/22/2022 “…we have decided that we do not want to take the risk of building the project and continuing with the project, and then get challenged again. So we want to make sure we have all of the permits before we go forward. That's the reason we have put that project on hold. In terms of our relationship with our partners there, the relationship within Air Products and World Energy is excellent, and we are working in concert, hand-in-hand to make that project a success for investment. At the same time, as I say on the slides, Air Products is looking at other alternatives for that project because some people have expressed interest in kind of buying us out of that project and we, obviously, will listen to all alternatives.” - APD CEO, 11/7/2024 Comments above seem to conflict with APD’s lawsuit against one of WE’s backers, who guaranteed a portion APD’s loan to WE: “World Energy began defaulting on its obligations under the Credit Agreement…although Air Products could have accelerated the loans under the Credit Agreement and foreclosed on World Energy’s assets, it has instead engaged in constructive workout discussions with World Energy.” - Air Products v. Risley, 10/22/2024 Attractive returns secured; plant will come on stream by 2026; World Energy is a strong customer After investing $2bn, including a $270mm loan to World Energy, project is on hold due to excessive risk; exploring alternatives including a sale; relationship with customer is “excellent” despite default on APD’s loan Before Shareholder Pressure After Shareholder Pressure

Pivoting in Response to Shareholder Pressure: South Korea

Before Shareholder Pressure

Press reports suggest that Air Products had hired advisors to explore selling its core South Korean industrial gas business to fund its pipeline

"US industrial gas maker **Air Products and Chemicals Inc. has put its South Korean unit up for sale** for an estimated 5 trillion won ($3.6 billion), investment banking sources said on Wednesday.

Air Products and Chemicals has selected Citigroup Global Markets Inc. as the lead manager to sell the second-largest industrial gas supplier in Korea and complete transactions by year's end, sources added."

- Korea Economic Daily, 8/7/2024

"Air Products and Chemicals has put its South Korean unity up for sale for an **estimated $3.6bn which will be used to back its blue hydrogen business, according to reports."**

- H2 View, 8/8/2024

After Shareholder Pressure

Shortly after MR's initial letter to the Board, in which MR requested all core asset sales processes, including South Korea, be halted, press reports suggest the sale process had been abruptly canceled

"We ask that during the pendency of these discussions, you pause any major new capital commitments that could be considered outside of the scope of the traditional core business. **We further ask that you also pause sales of assets that could be considered core (including and especially the South Korea business)**."

- Mantle Ridge Letter to the Board, 10/4/2024

"Global industrial gas company **Air Products has canceled the sale of its Korean subsidiary**, Air Products Korea. The Korean unit had **recently completed a preliminary bidding process and was poised to finalize a shortlist of potential buyers when it abruptly halted the sale**."

- The Chosun Daily, 10/8/2024

MANTLE RIDGE

153

154 Pivoting in Response to Shareholder Pressure: Share Repurchases Before Shareholder Pressure After Shareholder Pressure Air Products will never repurchase its own shares “We will maintain our dividend and increase it, but we are not going to waste our money buying shares.” - APD CEO, 5/10/2021 “I can tell you categorically, Air Products is not in the business of buying shares.” - APD CEO, 12/8/2020 “I am not and I have never been a very supporter of buying back your own shares because that is a very inappropriate way of propping up your EPS and also when companies spend their money buying their own shares, that means that they don't have any growth opportunities. So I would worry about those kind of companies for the long term. - APD CEO, 12/1/2020 “I've been very clear in the past 5 years that I'm against share buyback.” - APD CEO, 12/3/2019 “…the way I look at the buybacks is that first of all, if a company is doing a lot of buybacks, that's actually a sign of failure. That means that they don't have any other option. I mean, we are not getting paid to collect the money and give it to the investors. I am being paid $15 million a year to do something with that money and generate value.” - APD CEO, 6/6/2018 Air Products is “willing to address” share repurchases “APD is indicating that it will continue to prioritize organic growth opportunities, but is willing to address shareholder buy-backs, and further raising the dividend (already a healthy yield).” - Wolfe Research, 11/13/2024 “As our capital expenditure moderates, we expect to increase our return of capital to shareholders, including through dividend increases, share repurchases or other means.” - APD Letter to Shareholders, 12/4/2024

155 Pivoting in Response to Shareholder Pressure: New Projects New speculative projects, without customer offtake at inception, may be pursued before existing projects have offtake; amount of capital deployed in APD’s hydrogen “second pillar” could be $100bn over ten years “For us, in the next 10 years, it [amount of Air Product’s capital deployed in its Hydrogen “second pillar”] could be $100 billion.” - APD CEO, 5/10/2023 "When you say industrial gases business, what we are doing is really we are creating an energy company. It's not so much industrial gas, it's creating a source of low-carbon energy for the world.“ - APD CEO, 5/10/2023 “…there are some projects that we have announced that is not included in the $15 billion, and that -- one of them is a project in Oman, and some of the other projects that are working on with respect to green hydrogen, like, for example, NEOM 2 or NEOM 3, and additional blue hydrogen projects in the United States or outside the United States. - APD CEO, 7/25/2022 “So I mean, just to be clear, we're not waiting for NEOM to come onstream before we're comfortable doing something else…Seifi’s talked about we certainly could see a NEOM 2 or even a NEOM 3 maybe at some point.” - APD VP of IR, 3/2/2021 New projects will not be pursued until existing projects sell offtake representing at least 75% of capacity, and only with 50-60% of new capacity contracted “On our Q4 earnings call on November 7, 2024…we reiterated the pursuit of our strategy in a prudent manner, only approving new projects after securing anchor customers and securing off-take commitments for at least 75% of the output of our existing clean hydrogen projects.” - APD Letter to Shareholders, 12/4/2024 “Now we are saying that in the future, we are not going to announce a project without having -- I'm telling you, a clear view of who will take 50%, 60% of the product on a long-term basis. Is that okay?” - CEO, 11/7/2024 “…we do not make final investment decision until we have an anchor customer and until we have loaded 75% of our existing facilities.” - CEO, 11/7/2024 “I will only commit to that [NEOM 2] if we have announced enough projects so that the investors see that we are sold out. I don't want to say that, okay, we have sold 35% of NEOM. Therefore, we should rush and go and build NEOM 2. I'd like to wait until we have sold 80% of NEOM and then commit to that.” - CEO, 8/1/2024 Before Shareholder Pressure After Shareholder Pressure

156 Pivoting in Response to Shareholder Pressure: Louisiana “When you own the entire value chain, including the pore space, the entire $85 a tonne 45Q benefit accrues to Air Products, whereas for other players when they play in different parts of the value chain, they're sharing margins with others as well.” - APD VP, Treasurer and IR, 9/7/2023 “…Air Products will own everything. We will own the whole system. And one of the reasons we chose the State of Louisiana is that we have done -- as I said, we have been working on this thing for 4 years. We have done significant consultation and geological study and all of that to convince ourselves that the pore space not only is there, but it is accessible and it will pass the requirements for a class-6 well. We will own that and obviously the fact that the State of Louisiana will be in charge of that and the Governor very much said that today, that we hope that the process will not take 5 or 6 years, that it usually does, but may be less than 2 years.” - APD CEO, 10/14/2021 Air Products is exploring equity partners and strategic partners, as well as project financing, to reduce its scope and capital commitment Air Products will fund the full $7bn+ on its balance sheet and pursue full project scope including ammonia and carbon sequestration “Then I'd like to clarify one thing, is that the investors shouldn't expect that air products will expend $7.5 billion of our own money. We have the option to project finance that project the same way that we did with NEOM We have been approached by many people who would be happy to co-invest with us in equity. We are considering some of that. Some of that are interesting options. But we are taking our time to decide.” - APD CEO, 12/5/2024 “So right now, our task is -- we don't want to spend $7 billion of Air Products capital into the project. So the issue is how do we finance this thing to be financing the way we finance NEOM? Do we bring in an equity partner. Those are the things that we are evaluating.” - APD CEO, 11/7/2024 Before Shareholder Pressure After Shareholder Pressure

157 Pivoting in Response to Shareholder Pressure: NEOM Offtake “We have basically told people that do not expect any announcement about any offtake until about a year or 1.5 years before the plants come onstream. And the main reason for that is that we believe that as we get closer to the deadlines, that companies have to comply with the new environmental rules, they would certainly realize that there are not that many real commercial facilities coming onstream that has the product, therefore, the value of our product will be higher than what people think it is today. So we are not in a hurry to sign any agreements.” - APD CEO, 2/5/2024 “We should not be in a hurry to go and sell this stuff cheap just because that makes everybody feel happy…We think the value of these products will become higher as we get closer to where the demand is there, and there is not that many people who are supplying it. So do not expect for us to come and make a big announcement about selling this product in the near future because we are just not going to do that.“ - APD CEO, 11/7/2023 “Importantly, roughly 35% of the total amount of the production has been contracted on a take-or-pay basis. Negotiations are underway for additional offtake which would exceed the production of the facility.” - APD CEO, 11/7/2024 “[W]e expect to fully load NEOM, and we are working toward that in 2027. Yes, that is our expectation. That is what we are working on because there are other customers beyond Total. Total, we got the permission to announce it publicly. With other people, we don't have such permission and then the time comes, we will announce that. - APD CEO, 11/7/2024 Before Shareholder Pressure After Shareholder Pressure APD announces “take-or-pay” offtake with Total for volumes representing ~35% of NEOM’s capacity starting in 2030 and is negotiating other offtakes; expects to “fully load” NEOM by onstream date Investors should not expect any offtake announcements until 1-1.5 years before project comes onstream; will wait to sell offtake until regulatory deadlines approach as price will be higher

158 Pivoting in Response to Shareholder Pressure: North Texas APD in process of obtaining permits and completing preliminary engineering, will “definitely” build the facility and will pursue other mega green hydrogen projects in the US ” …we are in the process of getting the permit and doing the preliminary engineering. But we did spend a few hundred million [on North Texas], but it is not a significant part of the $5.5 billion.” - APD CEO, 2/5/2024 “I expect a significant part of our investments in the future will be in the U.S., because definitely we are building a green hydrogen facility in Northern Texas that we've announced. We definitely need to build another green hydrogen project in the United States because of the demand.” - APD CEO, 5/9/2023 “And then we will do significant amount of green projects in the United States. We did announce the project in northern Texas and we definitely are working on other mega projects to produce green hydrogen in the United States.” - APD CEO, 2/2/2023 “We are obviously very excited, very excited about this project. It is at the heart of our business.” - APD CEO, 12/8/2022 First, APD will not pursue the project until IRA rules are finalized; then, project is abandoned as it does not meet its new “established guidelines for new low-carbon project investments” “We have done a significant amount of engineering on the North Texas project. But we are not going to make a commitment on FID on that project until the rules for the implementation of IRA are finalized. There is a significant impact. And as you know, there is significant amount of controversy about how those rules should be interpreted.” - APD CEO, 4/30/2024 “With regard to the proposed $4.5 billion joint venture to produce green hydrogen in Northern Texas. This project never reached final investment decision. It does not meet our established guidelines for new low-carbon project investments and therefore, we have stopped our involved in this project, and we have sold our development rights to our partners.” - APD CEO, 11/7/2024 Before Shareholder Pressure After Shareholder Pressure

159 Pivoting in Response to Shareholder Pressure: Engineering and Development Cost Pressure Air Products is absorbing substantial costs through its P&L from the buildup of engineering and development resources Engineering costs have not impacted the P&L; unclear position on magnitude of development costs (as distinct from engineering); appears starting to reduce costs in recent quarters (see “Other Cost” line in EPS bridge) “…we are investing in the future projects and a lot of the cost -- those development costs, we cannot capitalize and therefore, that number will be with us.” - APD CEO, 5/9/2023 “Finally, another notable contribution is a fact that we have several plants that are pre onstream or commissioning phases. This obviously adds to our headcount in preparation to the onstream of those plants, which will add to our cost stack for a period, without support from the program, or from the invoicing of those plants. So those 3 combined is really where you see the cost increase across the organization.” - APD CFO, 8/3/2023 “We have added, without exaggeration, close to 2,000 people to our engineering and project management and business development staff in the last 2 years, 2,000 people. If you take $100,000, $120,000 per person, that becomes a lot of money. We have absorbed a lot of costs because of pricing and all of that, but still we are spending a significant amount of dollars in order to position ourselves that not only we develop these projects but that they also execute them and build them.” - APD CEO, 8/9/2021 “So those headcounts are going to come down, but they are not going to affect our bottom line because those costs are capitalized as part of the capital. So our earnings per share and so on was not being affected by those increases.” - APD CEO, 11/7/2024 “We did have increased costs, significant increased costs in terms of development costs, while we were developing those projects. Those costs are going to come down.” - APD CEO, 11/7/2024 Before Shareholder Pressure After Shareholder Pressure

160 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

WITHHOLD: Charles Cogut Questionable independence – Mr. Cogut has an existing relationship with APD’s CEO going back over a decade – Served as Mr. Ghasemi’s M&A attorney when Mr. Ghasemi was CEO of Rockwood Holdings, Inc. (NYSE: ROC) – Deals in which Mr. Cogut is directly named: • Sept. 2012: ROCS’ $732mm acquisition of Talison Lithium Limited – Deals during Mr. Cogut’s tenure as a Simpson Thacher partner (he is not directly named): • May 2011: $430 million secondary offering • Sept. 2012: $1.25 billion debt raise • Nov. 2012: $294 million secondary offering Limited relevant experience as M&A lawyer – If anything, Mr. Cogut’s legal background should have been helpful in stopping some of the Company’s gross missteps Entrenchment due to extensive tenure (9 years) – Mr. Cogut is the third longest serving director (after Mr. Ghasemi and Mr. Monser), having served since 2015 Age: 77 years old – Over two thirds of S&P 500 companies have instituted mandatory retirement age limits, typically between 72 and 75 years old Age: 77 Audit and Finance Committee and Corporate Governance and Nominating Committee Questionable independence Limited relevant experience Entrenched due to tenure (9 years) Lack of key qualifications Charles Cogut may not be a truly independent director, and he has already served an extensive tenure on the Board Sources: Company public filings, Simpson Thacher website, and the 2024 U.S. Spencer Stuart Board Index. 161

Failed on succession – Established an evergreen contract for APD’s 80- year-old CEO with 5-year term and 4-year termination notice – Failed to establish succession plan for COO (there is none currently) and CEO – Prior successor candidates have left (e.g., Dr. Serhan, Ms. Ffolkes, Mr. Painter) Failed on executive compensation – Annual incentive plan based on EPS growth prioritizes earnings growth without regard to underlying quality of earnings – LTIP lacks a return on capital metric and is 100% based on TSR • Linde and Air Liquide both currently have a return on capital metric, as did Praxair and Air Gas prior to acquisitions • APD had a ROCE metric prior to 2015 when it was removed shortly after the start of Mr. Ghasemi’s tenure – CEO compensation plan effectively guarantees combined Chairman and CEO role, as termination payouts are triggered with a separation of the roles No experience as a public company CEO – Ms. Davis was CEO of Siemens Gas and Power, which is a subsidiary of the parent company Siemens AG WITHHOLD: Lisa A. Davis Age: 61 Chair of the Management Development and Compensation Committee Executive Committee and Corporate Governance and Nominating Committee Failed on succession planning Failed on executive compensation Lack of key qualifications Lisa Davis is Chair of the Management Development and Compensation Committee, which has failed on its primary responsibilities of executive compensation and succession Sources: Company public filings, company proxy statements, Seifi Ghasemi’s 2023 Amended and Restated Employment Agreement. 162

Age: 80 years old – Second oldest CEO in the S&P 500 after Warren Buffett – Over two thirds of S&P 500 companies have instituted mandatory retirement age limits for Directors, typically between 72 and 75 Lack of independence between Chairman and CEO – Combined role results in inappropriate influence in Board discussions related to project evaluations and succession planning Entrenchment due to extensive tenure (11 years) and authorship of strategy – Mr. Ghasemi and Mr. Monser are the longest serving directors, both having joined in 2013 – Mr. Ghasemi’s authorship of the Company’s higher risk strategy makes it challenging for him to objectively evaluate and optimize these projects on a go-forward basis Communications with shareholders not adequately transparent or accurate – Misleading statements e.g., “most profitable industrial gas company in the world” – Lack of transparency on project costs, offtakes, and associated risks Seeks to establish dominance and consolidate power on the Board to pursue his preferred strategy – Directors with questionable independence, e.g., Mr. Cogut – Independent Directors without own advisors even following shareholder engagement regarding Mr. Ghasemi’s own succession WITHHOLD: Seifi Ghasemi – Chairman and CEO Age: 80 Chairman, President and CEO Lack of independence between roles Entrenchment due to extensive tenure (11 years) and authorship of strategy Communications with shareholders not adequately transparent or accurate Seeks to establish dominance and consolidate power on the Board to pursue his preferred strategy Seifi Ghasemi has failed in his combined role of Chairman and CEO, creating a lack of independence between operations and oversight of the Company Sources: Company public filings, company proxy statements, and the 2024 U.S. Spencer Stuart Board Index. 163

Age: 74 years old – Over two thirds of S&P 500 companies have instituted mandatory retirement age limits for Directors, typically between 72 and 75 Failed as Lead Independent Director – Responsibilities include standing up to Chairman and CEO, leading effort to maintain healthy Board composition, structure, process, and culture, all of which have failed – Enabled a board culture of deference to Chairman and CEO – Failed to hire separate advisors for independent directors despite engaged shareholders raising issues related to the succession of the Chairman and CEO Failed in his leadership of the succession process – Announced plans to initiate a search for a President, not a CEO, only after repeated rumors of activism – Refused to engage with and consider the exceptional candidacy of Eduardo Menezes, a former executive from best-in-class Linde Entrenchment due to extensive tenure (11 years) – Mr. Monser and Mr. Ghasemi are the longest serving directors, both having joined in 2013 Failed to adequately engage with shareholders D.E. Shaw & Co. and Mantle Ridge – Ended engagement within days for two separate, large engaged shareholders – Refused to collaboratively discuss nominee candidates and successor candidates WITHHOLD: Ed Monser – Lead Independent Director Age: 74 Lead Independent Director Chair of the Corporate Governance and Nominating Committee Entrenchment due to extensive tenure (11 years) Failed in the succession planning process which he led Failed to adequately engage with shareholders D. E. Shaw & Co. and Mantle Ridge Ed Monser has failed in his roles as Chair of the Corporate Governance and Nominating Committee and Lead Independent Director Sources: Company public filings, company proxy statements, and the 2024 U.S. Spencer Stuart Board Index. 164

165 Table of Contents I. Executive Summary – The Need for Change 3 II. Underperformance of the Incumbent Board and CEO 24 III. Capital Misallocation Has Destroyed Significant Shareholder Value 33 IV. Higher-Risk Projects, Poorly Executed, Have Adulterated the Core Business 47 V. CEO Has Overstated and Misrepresented His Performance 59 VI. New Leadership Can Solve the Underlying Issues 72 VII. A Reset Board Will Enhance Governance and Select a New CEO 86 VIII. Air Products Can Thrive Under New Leadership 95 IX. Supporting Materials Key Projects 112 Capital Allocation 133 Margins Depressed by Scope Expansion 144 Pivoting in Response to Shareholder Pressure 150 WITHHOLD: Selected Air Products Nominees 160 FOR: Mantle Ridge Nominees 165

FOR: Andrew Evans 30 years of experience in capital-intensive energy and utility industry Public company CEO – 2016 – 2018 President & CEO of AGL Resources, Inc. (formerly NYSE: GAS) – Helped grow the company from $2 billion in enterprise value until its sale to Southern Company for $12 billion – Growth was achieved through both acquisition (NUI and NICOR) and new business development Public company CFO for over a decade – 2018 – 2021 EVP & CFO of Southern Company (NYSE: SO) – 2005 – 2015 CFO of AGL Resources, Inc. (formerly NYSE: GAS) Capital allocation expertise – Had oversight of all capital deployment and served on the board and investment committees of all material unregulated subsidiaries of Southern Company Age: 57 Former CFO of Southern Company Former CEO, CFO, and COO of AGL Resources, Inc Key Qualifications: – Executive leadership in capital-intensive industry – Capital allocation expertise 166

Long-term shareholder perspective – Mr. Hilal has significant experience as a value investor and capital allocator, which would provide the Board with valuable financial acumen and experience from the perspective of a long-term owner-steward Experienced steward during corporate transformations – Mr. Hilal has uniquely extensive experience in helping companies and boards through board restructuring, CEO transition, and operational transformation – Currently serves as Vice Chairman of the Boards of CSX Corporation (NASDAQ: CSX) and Dollar Tree, Inc. (NASDAQ: DLTR) – Previously served as the Vice Chairman of the Board of Aramark Corporation (NYSE: ARMK) from 2019 to 2023 Prior experience creating value at Air Products – Mr. Hilal played a leading role in Pershing Square’s successful effort to catalyze Board and CEO change at APD in 2013/2014 prior to founding Mantle Ridge LP – Included development of a detailed value creation plan and identifying and recruiting current APD CEO Seifi Ghasemi to the project – an effort that ultimately led to the incumbent CEO’s retirement and the addition of Ed Monser, Matt Paull, and Mr. Ghasemi to the Board – Mr. Hilal’s extensive knowledge of the industrial gas industry and the Company enables him to bring valuable insight on strategy, capital allocation, sustainability and operational opportunities to the Board FOR: Paul Hilal 167 Age: 58 Founder and CEO of Mantle Ridge LP Led Prior Engagement with APD While a Partner at Pershing Square Key Qualifications: – Long-term shareholder perspective – Capital allocation expertise – Experienced steward during corporate transformations

FOR: Tracy McKibben 168 20 years of experience in energy transition – Ms. McKibben’s extensive experience in the energy transition industry enables her to critically evaluate the Company’s projects from a place of expertise – As an investor and entrepreneur, Ms. McKibben has acquired, constructed, and financed over 1GW of global renewable energy assets International, public sector, and regulatory experience – As founder and CEO of MAC Global Partners, Ms. McKibben serves as an owner and/or operator of renewable energy assets in Germany, Hungary, Romania, Ukraine, and Israel – Ms. McKibben brings significant public sector and regulatory experience following her time as Senior Director of European Affairs and Director of European Economic Affairs and EU Relations on the White House National Security Council – During her tenure as the Head of Environmental Banking at Citigroup, she advised alternative and renewable energy companies and diversified multinational corporations on strategic energy investments and U.S. and international energy policies Age: 55 Founder & CEO of MAC Global Partners Former Head of Environmental Banking at Citigroup Former Director of European Economic Affairs on the White House National Security Council Key Qualifications: – Energy transition expertise – International experience – Public sector and regulatory expertise

Dennis Reilley is an exceptional executive who is the "complete package“ with a clear record of performance in board leadership, succession and team development, operations, and capital allocation “Architect” of the modern-day Praxair (now Linde) model, the top performer in this unique industry – Distinguished by its culture of empowerment and accountability, relentless cost discipline, rigorous and strict capital allocation program, and focus on risk-adjusted returns – During Mr. Reilley’s tenure at Praxair, he achieved best-in-class total shareholder returns, revenue growth, EBIT growth, EBIT margins, and returns on invested capital – Mr. Reilley also established a strong succession plan for continued success, resulting in an approximately 16% annual TSR compounding (36x) over 24 years since he started at Praxair Extensive experience in relevant chemical, industrial, and energy industries and board experience provide expertise on complex public company business and governance issues – Multiple decades as a senior operator in refining and chemicals industries prior to industrial gases – Former Chairman of the Board of Marathon Oil (NYSE: MRO) and Covidien (NYSE: COV) – Former member and leader of several committees while serving on the boards of DuPont, CSX (NASDAQ: CSX), Dow (NYSE: DOW), Heinz (NYSE: HNZ), and Entergy (NYSE: ETR) FOR: Dennis Reilley – Executive Chairman Age: 71 Former Chairman and CEO of Praxair, Inc. Former COO of DuPont Former Chairman of the Board of Marathon Oil and Covidien Key Qualifications: – “Architect” of modern industrial gas business model – Executive leadership in capital-intensive industries – International experience – Capital allocation expertise 169

Mantle Ridge or the other participants in the proxy solicitation may from time to time distribute such materials or portions thereof in connection with the solicitation of the stockholders of the Company.

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About Mantle Ridge

Founded in 2016 by Paul Hilal, Mantle Ridge LP is an engaged, long-term owner-steward that works closely and constructively with company boards to create durable long-term value for all stakeholders. None of Mantle Ridge LP’s affiliated entities is a hedge fund or other investment vehicle with a structurally short-term incentive, which fundamentally differentiates the firm from other market actors who are known to engage with company boards. Mantle Ridge has raised separate, single-investment, five-year special purpose vehicles to support its previous engagements with companies including CSX Corporation, Aramark and Dollar Tree. For more information, visit https://www.mantleridge.com/.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Mantle Ridge or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Mantle Ridge that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Mantle Ridge does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties, nor has Mantle Ridge paid for any such statements or information. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Mantle Ridge disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Mantle Ridge LP and the other Participants (as defined below) have filed a definitive proxy statement (the “Definitive Proxy Statement”) and accompanying BLUE universal proxy card or voting instruction form with the SEC to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2025 annual meeting of stockholders of the Company (the “2025 Annual Meeting”). Shortly after filing the Definitive Proxy Statement with the SEC, Mantle Ridge LP furnished the Definitive Proxy Statement and accompanying BLUE universal proxy card or voting instruction form to some or all of the stockholders entitled to vote at the 2025 Annual Meeting.

The participants in the proxy solicitation are Mantle Ridge LP, Eagle Fund A1 Ltd, Eagle Advisor LLC, Paul Hilal (all of the foregoing persons, collectively, the “Mantle Ridge Parties”), Andrew Evans, Tracy McKibben and Dennis Reilley (such individuals, collectively with the Mantle Ridge Parties, the “Participants”).

IMPORTANT INFORMATION AND WHERE TO FIND IT

MANTLE RIDGE LP STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY MANTLE RIDGE LP WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005. STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208.

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.

Investor Contact

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Tel: (212) 493-6952

Media Contacts

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Email: RefreshingAPD@gasthalter.com